BEAR STEARNS ASSET BACKED SECURITIES I LLC,

Depositor,

OCWEN MORTGAGE ASSET TRUST I

ELLINGTON ACQUISITION TRUST 2005-1

ELLINGTON ACQUISITION TRUST 2005-2,

Sellers,

OCWEN LOAN SERVICING, LLC,

Servicer,

LASALLE BANK NATIONAL ASSOCIATION,

Master Servicer and Securities Administrator,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Custodian,

RISK MANAGEMENT GROUP,

Risk Manager

and

CITIBANK, N.A.,

Trustee

____________________

POOLING AND SERVICING AGREEMENT

Dated as of October 1, 2005

________________________________________

BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1

ASSET-BACKED CERTIFICATES, SERIES 2005-CL1

Page

ARTICLE I

DEFINITIONS

Section 1.01.	Defined Terms	6
Section 1.02.	Allocation of Certain Interest Shortfalls	52

ARTICLE II

CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES

Section 2.01.	Conveyance of Trust Fund	53
Section 2.02.	Acceptance of the Mortgage Loans	55
Section 2.03.	Representations, Warranties and Covenants of the Servicer, the Master Servicer and the Sellers, and Certain Matters Relating to a Breach of a Representation, Warranty or Covenants by a Seller	57
Section 2.04.	Representations and Warranties of the Depositor	62
Section 2.05.	Certain REMIC Conditions in Connection with Substitutions and Repurchases	63
Section 2.06.	Countersignature and Delivery of Certificates	63
Section 2.07.	Conveyance of the Subsequent Mortgage Loans	64
Section 2.08.	Additional Representation	66

ARTICLE III

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.10.	Servicing Compensation	76
Section 3.11.	REO Property	77
Section 3.12.	Liquidation Reports	77
Section 3.13.	Annual Certificate as to Compliance and Sarbanes-Oxley Back-up Certificate	77
Section 3.14.	Annual Independent Certified Public Accountants’ Servicing Report	78
Section 3.15.	Books and Records	78
Section 3.16.	Reserved	79
Section 3.17.	Reserved	79
Section 3.18.	Optional Purchase of Certain Mortgage Loans; Charge-offs	79

-i-

(continued)

Page

Section 3.19.	Obligations of the Servicer in Respect of Mortgage Rates and Scheduled Payments	80
Section 3.20.	Advancing Facility	80

ARTICLE IV

ARTICLE V

ACCOUNTS

ARTICLE VI

DISTRIBUTIONS AND ADVANCES

-ii-

(continued)

ARTICLE VII

THE CERTIFICATES

ARTICLE VIII

THE DEPOSITOR, THE SERVICER AND THE MASTER SERVICER

ARTICLE IX

DEFAULT; TERMINATION OF THE MASTER SERVICER OR THE SERVICER

ARTICLE X

CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE RISK MANAGER

-iii-

(continued)

Section 10.13.	Duties of Risk Manager	151
Section 10.14.	Limitation Upon Liability of the Risk Manager	153
Section 10.15.	Removal of the Risk Manager	153
Section 10.16.	REMIC-Related Covenants	154

ARTICLE XI

TERMINATION

Section 11.01.	Termination Upon Liquidation or Repurchase of all Mortgage Loans	155
Section 11.02.	Final Distribution on the Certificates	155
Section 11.03.	Additional Termination Requirements	157

ARTICLE XII

MISCELLANEOUS PROVISIONS

-iv-

(continued)

Page

Exhibits

Exhibit A-1	Form of Class A Certificates
Exhibit A-2	Form of Class M Certificates
Exhibit A-3	Form of Residual Certificates
Exhibit A-4	Form of Class B-IO Certificates
Exhibit B	Mortgage Loan Schedule
Exhibit C	Katrina Loan Schedule
Exhibit D	Form of Transfer Affidavit
Exhibit E	Form of Transferor Certificate
Exhibit F	Form of Investment Letter (Non-Rule 144A)
Exhibit G	Form of Rule 144A and Related Matters Certificate
Exhibit H	Form of Request for Release
Exhibit I	DTC Letter of Representations
Exhibit J	Schedule of Mortgage Loans with Lost Notes
Exhibit K	Form of Custodial Agreement
Exhibit L	Form of Back-Up Certification
Exhibit M-1	Form of Ellington 2005-1 Mortgage Loan Purchase Agreement
Exhibit M-2	Form of Ellington 2005-2 Mortgage Loan Purchase Agreement
Exhibit M-3	Form of Ocwen Mortgage Loan Purchase Agreement
Exhibit N	List of Foreclosure Restricted Loans
Exhibit O	Risk Manager Certification
Exhibit P	Servicer Certificate
Exhibit Q	Subsequent Mortgage Loan Purchase Agreement
Exhibit R	Subsequent Transfer Instrument

-v-

POOLING AND SERVICING AGREEMENT, dated as of October 1, 2005, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the “Depositor”), OCWEN LOAN SERVICING, LLC, a Delaware limited liability company, as Servicer (in such capacity, the “Servicer”), OCWEN MORTGAGE ASSET TRUST I, as a Seller (“Ocwen Trust”), ELLINGTON MORTGAGE ACQUISITION TRUST 2005-1, as a Seller ("Ellington 2005-1"), ELLINGTON ACQUISITION TRUST 2005-2, as a Seller ("Ellington 2005-2" and, together with Ocwen Trust and Ellington 2005-1, the "Sellers"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Master Servicer (in such capacity, the “Master Servicer”) and as Securities Administrator (in such capacity, the "Securities Administrator"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as custodian (the “Custodian”), Risk Management Group, LLC, a limited liability company, as Risk Manager (the "Risk Manager), and Citibank, N.A., a national banking association, not in its individual capacity, but solely as trustee (the “Trustee”).

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates.

REMIC I

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Initial Mortgage Loans, any Subsequent Mortgage Loans, and certain other related assets subject to this Agreement (other than the Reserve Fund) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I”. The Class R-1 Certificates will represent ownership of the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.

Designation	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date(1)
LT1	Variable(2)	$279,008,635.52	September 2034
LT2	Variable(2)	$11,431.10	September 2034
LT3	0.00%	$16,474.20	September 2034
LT4	Variable(2)	$16,474.10	September 2034

___________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC I Regular Interest.

(2)	Calculated in accordance with the definition of “Uncertificated REMIC I Pass-Through Rate” herein.

REMIC II

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II”. The Class R-2 Certificates will represent ownership of the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the Uncertificated REMIC II Pass-Through Rate, the initial Uncertificated Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC II Regular Interests (as defined herein). None of the REMIC II Regular Interests will be certificated.

Designation	Uncertificated REMIC II Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date(1)
MT1	Variable(2)	$246,082,745.34	September 2034
MT2	Variable(2)	$6,970.34	September 2034
MT3	Variable(2)	$17,642.16	September 2034
MT4	Variable(2)	$17,642.16	September 2034
M-1-M	Variable(2)	$9,348,000.00	September 2034
M-2-M	Variable(2)	$4,883,000.00	September 2034
M-3-M	Variable(2)	$3,209,000.00	September 2034
M-4-M	Variable(2)	$3,349,000.00	September 2034
M-5-M	Variable(2)	$1,675,000.00	September 2034
M-6-M	Variable(2)	$1,395,000.00	September 2034
M-7-M	Variable(2)	$1,395,000.00	September 2034
M-8-M	Variable(2)	$1,395,000.00	September 2034
M-9-M	Variable(2)	$1,395,000.00	September 2034
M-10-M	Variable(2)	$2,791,000.00	September 2034
B-IO-I-M	Variable(2)	N/A	September 2034
B-IO-P-M	Variable(2)	$2,093,015.02	September 2034
R-M	N/A	N/A	September 2034

___________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC II Regular Interest.

(2)	Calculated in accordance with the definition of “Uncertificated REMIC II Pass-Through Rate” herein.

REMIC III

As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC III.” The Class R-3

Certificates will represent ownership of the sole class of “residual interests” in REMIC III for purposes of the REMIC Provisions.

The following table sets forth (or describes) the Class designation, Pass-Through Rate and aggregate Initial Certificate Principal Balance or Initial Certificate Notional Balance for each indicated Class of Certificates that represents ownership of a “regular interest” in REMIC III created hereunder (each a “REMIC III Regular Interest”), and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC III Regular Interests and the Certificates:

Class Designation	Pass-Through Rate	Aggregate Initial Certificate Principal Balance	Latest Possible Maturity Date(*)

A-1	(1)	$221,512,000.00	September 2034
A-2	(2)	$24,613,000.00	September 2034
A-3	(3)	$246,125,000.00(4)	September 2034
M-1	(5)	$9,348,000.00	September 2034
M-2	(6)	$4,883,000.00	September 2034
M-3	(7)	$3,209,000.00	September 2034
M-4	(8)	$3,349,000.00	September 2034
M-5	(9)	$1,675,000.00	September 2034
M-6	(10)	$1,395,000.00	September 2034
M-7	(11)	$1,395,000.00	September 2034
M-8	(12)	$1,395,000.00	September 2034
M-9	(13)	$1,395,000.00	September 2034
M-10	(14)	$2,791,000.00	September 2034
B-IO	Variable(15)	$2,093,015.02(16)	September 2034

_______________

*

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the REMIC III Regular Interests and the Certificates.

(1)

The Pass-Through Rate per annum for the Class A-1 Certificates will be equal to the lesser of (i) One-Month LIBOR plus 0.500% per annum, (ii) 8.00% per annum and (iii) the Net Rate Cap. The Class A-1 Certificates will have a minimum rate of 0.50% per annum. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled. For federal income tax purposes the Pass-Through Rate for such REMIC III Regular Interest will be the related Marker Rate.

(2)

The Pass-Through Rate per annum for the Class A-2 Certificates will be equal to the lesser of (i) One-Month LIBOR plus 0.500% per annum, (ii) 8.00% per annum and (iii) the Net Rate Cap. The Class A-2 Certificates will have a minimum rate of 0.50% per annum.. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled. For federal income tax purposes the Pass-Through Rate for such REMIC III Regular Interest will be the related Marker Rate.

(3)

The Pass-Through Rate per annum for the Class A-3 Certificates will be equal to the lesser of (i) 7.500% per annum minus One-Month LIBOR, (ii) 7.500% per annum and (iii) the Net Rate Cap. The Class A-3 Certificates will have a minimum rate of 0.000% per annum. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(4)

The Class A-3 Certificates do not have an initial Certificate Principal Balance. The Class A-3 Certificates have an Initial Certificate Notional Balance of $246,125,000.00 and for any subsequent Distribution Date, the Class A-3 Certificates will have a Certificate Notional Balance equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates as of such Distribution Date. For federal income tax purposes, the Class A-3 Certificates will have a Certificate Notional Balance equal to the aggregate Uncertificated Principal Balance of REMIC II Regular Interests MT1, MT2, MT3 and MT4..

(5)

The Pass-Through Rate per annum for the Class M-1 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(6)

The Pass-Through Rate per annum for the Class M-2 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(7)

The Pass-Through Rate per annum for the Class M-3 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(8)

The Pass-Through Rate per annum for the Class M-4 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(9)

The Pass-Through Rate per annum for the Class M-5 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(10)

The Pass-Through Rate per annum for the Class M-6 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(11)

The Pass-Through Rate per annum for the Class M-7 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(12)

The Pass-Through Rate per annum for the Class M-8 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(13)

The Pass-Through Rate per annum for the Class M-9 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(14)

The Pass-Through Rate per annum for the Class M-10 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net Rate Cap. The REMIC III Regular Interest, the ownership of which is represented by this Certificate, is entitled to interest at the foregoing rate but is not entitled to any payments of Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(15)

The Class B-IO Certificates will bear interest at a per annum rate equal to its Pass-Through Rate on its Certificate Notional Balance. The Class B-IO Certificates will be comprised of two REMIC III Regular Interests, a principal only regular interest designated B-IO-P, which has a principal balance equal to the Uncertificated Principal Balance of REMIC II Regular Interest B-IO-P-M, and an interest only regular interest designated B-IO-I, which will be entitled to distributions as set forth herein.

(16)

The Class B-IO Certificates have a Certificate Principal Balance equal to the principal balance of REMIC III Regular Interest B-IO-P. The Class B-IO Certificates have a Certificate Notional Balance equal to the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests.

The Trust Fund shall be named, and may be referred to as, the “Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Bear Stearns Asset Backed Securities Trust 2005-CL1.” The Certificates issued hereunder may be referred to as “Asset-Backed Certificates, Series 2005-CL1” (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

In consideration of the mutual agreements herein contained, the Depositor, the Sellers, the Securities Administrator, the Servicer, the Master Servicer, the Custodian, the Risk Manager and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.	Defined Terms.

In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Master Servicing Practices: With respect to each Mortgage Loan, those customary mortgage master servicing practices of prudent mortgage master servicing institutions that master service loans to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer).

Accepted Servicing Practices: With respect to each Mortgage Loan, those mortgage servicing practices (including collection procedures) that are in accordance with all applicable statutes, regulations and prudent mortgage banking practices for similar mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Account: The Distribution Account, the Pre-Funding Account, the Pre-Funding Reserve Account, the Interest Coverage Account, the Master Servicing Collection Account and the Protected Account.

Accrual Period: With respect to the Certificates (other than the Class B-IO Certificates and the Residual Certificates) and any Distribution Date, the period from and including the immediately preceding Distribution Date (or with respect to the first Accrual Period, the Closing Date) to and including the day prior to such Distribution Date. With respect to the Class B-IO Certificates and the Residual Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date. All calculations of interest on the Class A Certificates and the Class B-IO Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months and calculations of interest on all other Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period.

Actuarial Loans: The Mortgage Loans which provide for allocation of principal and interest according to the customary method, on which 30 days of interest is owed each month irrespective of the day on which the payment was received.

Advance: An advance of delinquent payments of interest in respect of a Mortgage Loan required to be made by the Servicer or the Master Servicer as provided in Section 6.01 and Section 6.02 hereof.

Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

Adjustable Rate Mortgage Loan: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the applicable Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Protected Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period, (ii) Principal Prepayments, received in respect of such Mortgage Loans after the last day of the related Prepayment Period, subject to Section 5.02 and (iii) Liquidation Proceeds, Subsequent Recoveries and Insurance Proceeds received in respect of such Mortgage Loans after the last day of the prior calendar month, subject to Section 5.02.

Applicable State Law: For purposes of Section 10.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

Applied Realized Loss Amount: With respect to any Distribution Date and a Class of Class A-1 Certificates, Class A-2 Certificates and Class M Certificates, the sum of the Realized Losses with respect to the Mortgage Loans which have been applied in reduction of the Certificate Principal Balance of that Class of Certificates pursuant to Section 6.04A of this Agreement reduced by any Subsequent Recoveries applied to such Applied Realized Loss Amount.

Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made or considered in the underwriting decision at the time of such refinancing or, with respect to any other Mortgage Loan, the lesser of (x) the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan, and (y) the sales price of the Mortgaged Property at the time of such origination.

Basis Risk Shortfall Carry Forward Amount: With respect to any Distribution Date and any Class of Class A Certificates and Class M Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the Net Rate Cap, the sum of (A) the excess, if any, of (a) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the Pass-Though Rate applicable to such Class not have been reduced by the related Net Rate Cap, over (b) the amount of Current Interest that such Class was entitled to receive on such Distribution Date at a per annum rate equal to the Net Rate Cap and (B) the amount in clause (A) for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the related Pass-Through Rate for such Distribution Date.

Bankruptcy Code: Title 11 of the United States Code.

Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a “Depository Participant”, or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 7.06). As of the Closing Date, each Class of Regular Certificates (other than the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

BPO: A broker purchase opinion of value obtained pursuant to Section 2.07.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, Chicago, Illinois, the State of Florida or any city in which the Corporate Trust Office of the Trustee or Securities Administrator is located are authorized or obligated by law or executive order to be closed.

Calendar Quarter: January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31, as applicable.

Certificate: Any one of the certificates of any Class executed and authenticated by the Securities Administrator in substantially the forms attached hereto as Exhibits A-1 through A-4.

Certificate Margin: With respect to the Class A-1 Certificates and any Distribution Date, 0.500%.

With respect to the Class A-2 Certificates and any Distribution Date, 0.500%.

With respect to the Class A-3 Certificates and any Distribution Date, 7.50%.

With respect to the Class M-1 Certificates, 0.630% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.945% in the case of each Distribution Date thereafter.

With respect to the Class M-2 Certificates, 0.650% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.975% in the case of each Distribution Date thereafter.

With respect to the Class M-3 Certificates, 0.750% in the case of each Distribution Date through and including the first possible Optional Termination Date and 1.125% in the case of each Distribution Date thereafter.

With respect to the Class M-4 Certificates, 1.350% in the case of each Distribution Date through and including the first possible Optional Termination Date and 20.25% in the case of each Distribution Date thereafter.

With respect to the Class M-5 Certificates, 1.750% in the case of each Distribution Date through and including the first possible Optional Termination Date and 2.625% in the case of each Distribution Date thereafter.

With respect to the Class M-6 Certificates, 2.500% in the case of each Distribution Date through and including the first possible Optional Termination Date and 3.750% in the case of each Distribution Date thereafter.

With respect to the Class M-7 Certificates, 3.500% in the case of each Distribution Date through and including the first possible Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

With respect to the Class M-8 Certificates, 3.500% in the case of each Distribution Date through and including the first possible Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

With respect to the Class M-9 Certificates, 3.500% in the case of each Distribution Date through and including the first possible Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

With respect to the Class M-10 Certificates, 3.500% in the case of each Distribution Date through and including the first possible Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

Certificate Notional Balance: With respect to the Class A-3 Certificates and any Distribution Date, the aggregate Certificate Principal Balance of the Class A-1 Certificates and the Class A-2 Certificates. For federal income tax purposes, the Class A-3 Certificates will have a Certificate Notional Balance equal to the aggregate Uncertificated Principal Balance of REMIC II Regular Interests MT1, MT2, MT3 AND MT4. With respect to the Class B-IO Certificates and any Distribution Date, the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests for such Distribution Date.

Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

Certificate Principal Balance: As to any Certificate (other than any Class A-3 Certificate or Residual Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate plus, in the case of a Class A-1 Certificate, Class A-2 Certificate and Class M Certificate, any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 6.04(b), less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 6.04, and (ii) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates.

Certificate Register: The register maintained pursuant to Section 7.02 hereof.

Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

Class: All Certificates bearing the same Class designation as set forth in Section 7.01 hereof.

Class A Certificates: The Class A-1, Class A-2 and Class A-3 Certificates.

Class A Maximum Rate: With respect to any Distribution Date, 8.00% per annum.

Class A Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the Principal Distribution Amount for such Distribution Date and (y) the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) the product of (1) 76.40% and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (b) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class A-1 Certificate: Any Certificate designated as a “Class A-1 Certificate” on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class A-1 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class A-2 Certificate: Any Certificate designated as a “Class A-2 Certificate” on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class A-2 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class A-3 Certificate: Any Certificate designated as a “Class A-3 Certificate” on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class A-3 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class B-IO Certificate: Any Certificate designated as a “Class B-IO Certificate” on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-IO Certificates herein and evidencing ownership of REMIC III Regular Interests B-IO-I and B-IO-P.

Class B-IO Distribution Amount: With respect to any Distribution Date, the sum of (i) the Current Interest for the Class B-IO Certificates for such Distribution Date (which shall be deemed distributable to the REMIC III Regular Interest B-IO-I) and (ii) any Overcollateralization Release Amount for such Distribution Date (which shall be deemed distributable to the REMIC III Regular Interest B-IO-I); provided, however that on any Distribution Date after the Distribution Date on which the Certificate Principal Balances of the Class A-1 Certificates, Class A-2 Certificates and Class M Certificates have been reduced to zero, the Class B-IO Distribution Amount shall include the Overcollateralization Amount (which shall be deemed distributable, first, to the REMIC III Regular Interest B-IO-I in respect of accrued and unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and, thereafter, to the REMIC III Regular Interest B-IO-P in respect of the principal balance thereof).

Class M Certificates: The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.

Class M-1 Certificate: Any Certificate designated as a “Class M-1 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-1 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 83.10% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-2 Certificate: Any Certificate designated as a “Class M-2 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-2 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (3) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 86.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-3 Certificate: Any Certificate designated as a “Class M-3 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-3 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (4) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 88.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-4 Certificate: Any Certificate designated as a “Class M-4 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-4 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (5) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 91.30% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-5 Certificate: Any Certificate designated as a “Class M-5 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-5 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-5 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution

Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (6) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 92.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-6 Certificate: Any Certificate designated as a “Class M-6 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-6 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-6 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (7) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 93.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-7 Certificate: Any Certificate designated as a “Class M-7 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-7 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-7 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date) and (8) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 94.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-8 Certificate: Any Certificate designated as a “Class M-8 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-8 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-8 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance

of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (8) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date) and (9) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 95.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-9 Certificate: Any Certificate designated as a “Class M-9 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-9 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-9 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (8) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (9) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution

Amount on such Distribution Date) and (10) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 96.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class M-10 Certificate: Any Certificate designated as a “Class M-10 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-10 Certificates as set forth herein and evidencing ownership of a Regular Interest in REMIC III.

Class M-10 Principal Distribution Amount: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (8) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (9) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such Distribution Date), (10) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the distribution of the Class M-9 Principal Distribution Amount on such Distribution Date) and (11) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 98.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $1,395,265.

Class R-1 Certificate: Any Certificate designated a “Class R-1 Certificate” on the face thereof, in substantially the form set forth in Exhibit A-3 hereto, evidencing the Residual Interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-1 Certificates as set forth herein.

Class R-2 Certificate: Any Certificate designated a “Class R-2 Certificate” on the face thereof, in substantially the form set forth in Exhibit A-3 hereto, evidencing the Residual Interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-2 Certificates as set forth herein.

Class R-3 Certificate: Any Certificate designated a “Class R-3 Certificate” on the face thereof, in substantially the form set forth in Exhibit A-3 hereto, evidencing the Residual Interest in REMIC III and representing the right to the Percentage Interest of distributions provided for the Class R-3 Certificates as set forth herein.

Closing Date: October 24, 2005.

Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Compensating Interest: An amount for any Distribution Date, not to exceed the Servicing Fee (or the portion of the Master Servicing Fee payable to the Master Servicer if such amount is to be paid by the Master Servicer as provided herein), to be applied by the Servicer (or the Master Servicer, as applicable) to the payment of any Prepayment Interest Shortfalls on the Mortgage Loans during the related Prepayment Periods.

Conveyed Assets: As defined in each of the Mortgage Loan Purchase Agreements and any Subsequent Mortgage Loan Purchase Agreement.

Corporate Trust Office: The corporate trust office of the Trustee or the Securities Administrator, as applicable, where at any particular time its corporate trust business in connection with this Agreement shall be administered, with respect to the Securities Administrator, is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603, Attention: Global Securities and Trust Services Group – Bear Stearns Asset Backed Securities I Trust 2005-CL1, or at such other address as the Securities Administrator may designate from time to time, and with respect to the Trustee, is located at 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency and Trust BSABS I Trust 2005-CL1, or at such other address as the Trustee may designate from time to time.

Corresponding REMIC III Regular Interest: With respect to any Certificate (other than any Class B-IO Certificate), the REMIC III Regular Interest with the corresponding designation. With respect to any Class B-IO Certificate, REMIC III Regular Interests B-IO-I and B-IO-P.

Current Interest: As of any Distribution Date, with respect to Certificates of each Class (other than the Residual Certificates), (i) the interest accrued on the Certificate Principal Balance or Certificate Notional Balance, as applicable, during the related Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy minus (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest and (b) any Relief Act Interest Shortfalls during the related

Due Period, provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clause (ii) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates and Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each Class of Class A Certificates and Class M Certificates, pro rata, based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

Current Specified Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, prior to the distribution of the Principal Distribution Amount on such Distribution Date.

Custodial Agreement: An agreement, dated as of October 24, 2005, among the Depositor, the Master Servicer, the Servicer, the Trustee and the Custodian in substantially the form of Exhibit K hereto.

Custodian: Wells Fargo Bank, National Association, or any successor custodian appointed pursuant to the provisions hereof and the Custodial Agreement.

Cut-off Date: With respect to any Initial Mortgage Loan, the close of business on October 1, 2005; with respect to any Subsequent Mortgage Loan, the applicable Subsequent Cut-off Date.

Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the applicable Cut-off Date after application of all Principal Prepayments and scheduled payments of interest received prior to the applicable Cut-off Date. The aggregate Cut-off Date Principal Balance of the Mortgage Loans is $279,053,015.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates: As defined in Section 7.06.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

Delinquency Event: A Delinquency Event shall have occurred and be continuing if at any time, (x) the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more Delinquent (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans with respect to which the related Mortgaged Property is REO Property), and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans for such Distribution Date exceeds (y) 50% of the Current Specified Enhancement Percentage.

Delinquent: A Mortgage Loan is “delinquent” if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. An Actuarial Loan is considered to be “31 days delinquent” when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. A Simple Interest Loan is “31 days delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for “61 days delinquent,” “91 days delinquent” and so on.

Denomination: With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Principal Balance or Initial Certificate Notional Balance of this Certificate”.

Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

Depository: The initial Depository shall be The Depository Trust Company (“DTC”), the nominee of which is Cede & Co., or any other organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement among the Depositor, the Securities Administrator and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit I.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date: With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Section 5.08 in the name of the Trustee for the benefit of the Certificateholders designated “Citibank, N.A., in trust for registered holders of Bear Stearns

Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1”. Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in November 2005.

Due Date: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

Due Period: With respect to any Distribution Date, the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody’s is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories, respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency by the Servicer, the Master Servicer or Securities Administrator, as applicable, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies, as evidenced in writing. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator and Master Servicer.

Ellington: Each of Ellington 2005-1 and Ellington 2005-2, and any successor thereto.

Ellington 2005-1: Ellington Acquisition Trust 2005-1, and any successor thereto.

Ellington 2005-2: Ellington Acquisition Trust 2005-2, and any successor thereto.

Ellington Guarantor: Ellington Credit Fund, Ltd., a Cayman Islands corporation, or any successor thereto.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA Restricted Certificate: Each of the Class B-IO Certificates and the Residual Certificates.

Event of Default: As defined in Section 9.01 hereof.

Excess Cashflow: With respect to any Distribution Date, an amount, if any, equal to the sum of (a) the Remaining Excess Spread for such Distribution Date and (b) the Overcollateralization Release Amount for such Distribution Date.

Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) the Interest Funds for such Distribution Date over (ii) the sum of Current Interest on the Class A Certificates and Class M Certificates and Interest Carry Forward Amounts on the Class A Certificates (other than Interest Carry Forward Amounts paid pursuant to Section 6.04(a)(3)(A)), in each case for such Distribution Date.

Exemption: Prohibited Transaction Exemption 90-30, as amended from time to time.

Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Certificates other than any Extra Principal Distribution Amount) and (ii) the Excess Spread for such Distribution Date.

Fannie Mae: Fannie Mae (formerly, Federal National Mortgage Association), or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased pursuant to or as contemplated by Section 2.03(c) or Section 11.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records of each Final Recovery Determination made thereby.

Fitch: Fitch, Inc., and any successor thereto.

Foreclosure Restricted Loan: Any Mortgage Loan that was 60 days or more delinquent as of the Cut-Off Date, as indicated on the schedule attached hereto as Exhibit N.

Freddie Mac: Federal Home Loan Mortgage Corporation, or any successor thereto.

Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

Guarantor: Each of the Ellington Guarantor and the Ocwen Guarantor.

Indemnified Persons: The Trustee, the Servicer, the Master Servicer, the Securities Administrator, the Trust Fund and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees, as applicable.

Index: With respect to each Adjustable Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

Initial Certificate Notional Balance: With respect to any Class A-3 Certificate or Class B-IO Certificate, the Certificate Notional Balance of such Certificate or any predecessor Certificate on the Closing Date.

Initial Certificate Principal Balance: With respect to any Certificate (other than any Class A-3 Certificate or Residual Certificate), the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

Initial Mortgage Loan: A mortgage loan transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and held as a part of the Trust, as identified in the applicable Mortgage Loan Schedule.

Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy and any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by any insurance policy with respect to the Mortgage Loans.

Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to such Distribution Date and any prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on such Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period including the Accrual Period relating to such Distribution Date.

Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 5.12(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

Interest Coverage Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Interest Coverage Account on the Closing Date pursuant to Section 5.12, which amount is $87,450.56.

Interest Determination Date: Shall mean the second LIBOR Business Day preceding the commencement of each Accrual Period.

Interest Funds: With respect to any Distribution Date (i) the sum, without duplication, of (a) all interest collected in respect of the related Due Period and received by the Servicer on or prior to the related Determination Date with respect to the related Mortgage Loans less the Servicing Fee, the Master Servicing Fee and the Risk Manager Fee, (b) all Advances relating to interest with respect to the related Mortgage Loans made on or prior to the related Distribution Account Deposit Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted by the Servicer or the Master Servicer, as applicable, pursuant to this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds and Subsequent Recoveries with respect to the related Mortgage Loans collected during the prior calendar month (to the extent such Liquidation Proceeds and Subsequent Recoveries relate to interest), (e) all amounts relating to interest with respect to each Mortgage Loan repurchased by the Seller pursuant to Sections 2.02 and 2.03 and by the Majority B-IO Holder pursuant to Section 3.18, in each case to the extent remitted by the Servicer to the Distribution Account pursuant to this Agreement, (f) all amounts in respect of interest in respect of the Mortgage Loans paid by the Servicer pursuant to Section 11.01, in each case to the extent remitted by the Servicer, as applicable, to the Distribution Account pursuant to this Agreement, and (g) any amount withdrawn from the Pre-Funding Reserve Account pursuant to Section 5.10 minus (ii) all amounts required to be reimbursed pursuant to Sections 5.02, 5.03, 5.05, 5.06, 5.09, 8.04, 9.05 and 10.05 and as otherwise set forth in this Agreement.

Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

Katrina Loan: Any Mortgage Loan listed on Exhibit C (1) which is secured by real property located in Louisiana, Alabama or Mississippi, (2) which is secured by real property located in a FEMA designated county as eligible for “individual assistance” and (3) which was originated prior to August 29, 2005.

Last Scheduled Distribution Date: Solely for purposes of the face of the Certificates, the Distribution Date in September 2034.

Latest Possible Maturity Date: The Distribution Date in the month following the final scheduled maturity date of the Mortgage Loan in the Trust Fund having the latest scheduled maturity date as of the applicable Cut-off Date. For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by REMIC I, REMIC II and REMIC III shall be the Latest Possible Maturity Date.

LIBOR Business Day: Shall mean a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee’s sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Servicer has made a Final Recovery Determination with respect thereto.

Liquidation Proceeds: Amounts, other than Insurance Proceeds, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee’s sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees, Master Servicing Fees, Risk Manager Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorneys fees.

Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

Majority B-IO Holder: The holder of the greatest Percentage Interests of the Class B-IO Certificates.

Marker Rate: With respect to the Class B-IO Certificates, REMIC II Regular Interest B-IO-I or REMIC III Regular Interest B-IO-I and any Distribution Date, in relation to the REMIC I Regular Interests, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interests LT2 and LT3.

With respect to the Class A1 Certificates, the Class A2 Certificates or A3 Certificates and any Distribution Date, in relation to the REMIC II Regular Interests, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interests MT2 and MT3.

Master Servicer: As of the Closing Date, LaSalle Bank National Association and, thereafter, its respective successors in interest who meet the qualifications of this Agreement.

Master Servicer Certification: A written certification signed by a Master Servicing Officer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superseded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

Master Servicer Collection Account: The separate Eligible Account established and maintained by the Master Servicer with respect to the Mortgage Loans and REO Property in accordance with Section 5.05 hereof.

Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

Master Servicing Fee Rate: 0.03% per annum.

Master Servicing Officer: Any officer of the Master Servicer involved in or responsible for overseeing or monitoring the servicing of the Mortgage Loans.

Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 6.05.

Moody’s: Moody’s Investors Service, Inc., and any successor thereto.

Mortgage: The mortgage, deed of trust or other instrument creating a first or more junior lien on or first or more junior priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian to be added to the Mortgage File pursuant to this Agreement and the Custodial Agreement.

Mortgage Loans: Such of the Initial Mortgage Loans and Subsequent Mortgage Loans transferred and assigned to the Trustee pursuant to the provisions hereof and any Subsequent Transfer Instrument, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

Mortgage Loan Purchase Agreement: Each of (a) the Mortgage Loan Purchase Agreement, dated as of October 24, 2005, among Ellington 2005-1, as seller, Ellington Guarantor, as guarantor, and the Depositor, as purchaser, in the form attached hereto as Exhibit M-1, (b) the Mortgage Loan Purchase Agreement, dated as of October 24, 2005, among Ellington 2005-2, as seller, Ellington Guarantor, as guarantor, and the Depositor, as purchaser, in the form attached hereto as Exhibit M-2, and (c) the Mortgage Loan Purchase Agreement, dated as of October 24, 2005, among Ocwen Trust, as seller, Ocwen Guarantor, as guarantor, and the Depositor, as purchaser, in the form attached hereto as Exhibit M-3.

Mortgage Loan Purchase Price: The price, calculated as set forth in Section 11.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 11.01.

Mortgage Loan Schedule: The list of Initial Mortgage Loans (as from time to time amended by the Sellers, the Servicer or the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans or a Subsequent Mortgage Loan pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, the initial Mortgage Loan Schedule being attached hereto as Exhibit B, setting forth the following information with respect to each Mortgage Loan:

(i)	the loan number;

(ii)	the Mortgage Rate in effect as of the applicable Cut-off Date;
(iii)	the Servicing Fee Rate;
(iv)	the Master Servicing Fee Rate;
(v)	the Risk Manager Fee Rate;
(vi)	the Net Mortgage Rate in effect as of the applicable Cut-off Date;
(vii)	the maturity date;
(viii)	the original principal balance;
(ix)	the applicable Cut-off Date Principal Balance;
(x)	the original term;
(xi)	the remaining term;
(xii)	the property type;
(xiii)	the MIN with respect to each MOM Loan;

(xiv)           with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xv)            with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvi)	with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;
(xvii)	with respect to each Adjustable Rate Mortgage Loan, the Index Type;

(xviii)        with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

(xix)           with respect to each Adjustable Rate Mortgage Loan, the Interest Rate and adjustment frequency;

(xx)            with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(xxi)	the amount of any Seller Arrearages, if any;

(xxii)          a code indicating whether such Mortgage Loan is an Actuarial Loan or Simple Interest Loan;

(xxiii)         a code indicating whether such Mortgage Loan is a first lien or a second lien Mortgage Loan;

(xxiv)	loan type (fixed, Balloon, ARM);
(xxv)	the paid to date;
(xxvi)	a bankruptcy flag;
(xxvii)	the Mortgage Loan purpose;
(xxviii)	occupancy status;
(xxix)	FICO score;
(xxx)	first payment date;
(xxxi)	the appraisal value at origination;
(xxxii)	the state, zip code and city,
(xxxiii)	a Delinquency counter;
(xxxiv)	the original Mortgage Rate;
(xxxv)	the current Scheduled Payment; and
(xxxvi)	and any delinquent tax and corporate Advance.

Such schedule shall also set forth the aggregate Cut-off Date Principal Balance for all of the Mortgage Loans.

Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate: With respect to each fixed rate Mortgage Loan, the rate set forth in the related Mortgage Note. With respect to each Adjustable Rate Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which is the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the next highest or nearest 0.125% (as provided in the Mortgage Note), of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

Mortgaged Property: The underlying property securing a Mortgage Loan.

Mortgagor: The obligors on a Mortgage Note.

Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee Rate and (iii) the Risk Manager Fee Rate.

Net Rate Cap: With respect to any Distribution Date and (i) the Class A Certificates is equal to the product of (a) the Pass-Through Rate that would be applicable to the Class A-1 Certificates, Class A-2 Certificates and the Class A-3 Certificates, as applicable, for such Distribution Date prior to taking into account the Net Rate Cap and (b) a fraction, (1) the numerator of which is the weighted average of the Net Mortgage Rates and (2) the denominator of which is the Class A Maximum Rate for such Distribution Date; and (ii) the Class M Certificates is equal to the weighted average of the Net Mortgage Rates during the related Due Periods on the then Outstanding Mortgage Loans. For federal income tax purposes, however, such rate shall be equal to the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interests LT1 and LT2.

Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Servicer or the Master Servicer pursuant to this Agreement that, in the good faith judgment of the Master Servicer or the Servicer, as applicable, will not or, in the case of a proposed Advance or Servicing Advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or otherwise.

Ocwen Guarantor: Ocwen Financial Corporation, a Florida Corporation, or any successor thereto.

Ocwen Trust: Ocwen Mortgage Asset Trust I, or any successor thereto.

Offered Certificates: The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Officer’s Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the Servicer or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Seller, the Securities Administrator, the Master Servicer and/or the Trustee, as the case may be, as required by this Agreement.

One-Month LIBOR: With respect to any Interest Accrual Period, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Interest Accrual Period shall be the rate determined by the Securities Administrator two Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period. The establishment of One-Month LIBOR on each Interest Determination Date by the Securities Administrator and the Securities Administrator’s calculation of the rate of interest applicable to the Class A Certificates and Class M Certificates for the related Accrual Period shall, in the absence of manifest error, be final and binding.

One-Month LIBOR Pass-Through Rate: With respect to each Class of Certificates other than the Class A Certificates, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Master Servicer, any Seller, the Depositor or the Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Sections 8.05, 8.07, 10.12(d) (and the definition of Applicable State Law), 12.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Master Servicer, Depositor, each Seller and the Servicer, (ii) not have any direct financial interest in the Master Servicer, any Seller, the Depositor or the Servicer or in any affiliate of either, and (iii) not be connected with the Master Servicer, any Seller, the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optional Termination: The termination of the Trust Fund created hereunder as a result of the purchase of all of the Mortgage Loans and any REO Property pursuant to the last sentence of Section 11.01 hereof.

Optional Termination Date: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans is equal to or less than 10% of the sum of (A) the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (other than the Subsequent Mortgage Loans) and (B) the Pre-Funded Amount as of the Closing Date.

OTS: The Office of Thrift Supervision.

Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(a)          Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

(b)          Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, that did not become a Liquidated Loan, and that was not charged-off pursuant to Sections 3.09 or 3.18(b) prior to the end of the related Prepayment Period, in the case of a Principal Prepayment in full, or the prior calendar month, in the case of a Liquidated Loan or a charged-off Mortgage Loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate Stated Principal Balances of the Mortgage Loans (including the Subsequent Mortgage Loans) for such Distribution Date (including any reduction due to Realized Losses) over the Certificate Principal Balances of the Class A-1, the Class A-2 and the Class M Certificates on such Distribution Date (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Distribution Date).

Overcollateralization Target Amount: With respect to any Distribution Date, (a) prior to the Stepdown Date, 0.75% of the aggregate Stated Principal Balance of the Mortgage Loans (including the Subsequent Mortgage Loans) as of the applicable Cut-off Date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (i) 1.50% of the then current aggregate Stated Principal Balance of the Mortgage Loans (including the Subsequent Mortgage Loans) for such Distribution Date and (ii) $1,395,265 or (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass-Through Rate: With respect to any Distribution Date and (i) the Class A-1 Certificates and the Class A-2 Certificates, a rate per annum equal to the lesser of (a) One-Month LIBOR plus 0.500%, (b) 8.00% per annum and (c) the Net Rate Cap, which for federal income tax purposes is equal to the related Marker Rate and (ii) the Class M Certificates, a rate per annum equal to the lesser of (A) the related One-Month LIBOR Pass-Through Rate for such Distribution Date and (B) the Net Rate Cap for such Distribution Date, as adjusted to reflect the accrual of interest on the Class M Certificates on an actual/360-day year basis and the accrual of interest on the Mortgage Loans on an actual/365-day basis or a 30/360 basis, as applicable.

With respect to the Class B-IO Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (a) through (c) below, and the denominator of which is the aggregate Uncertificated Principal Balances of the REMIC I Regular Interests. For purposes of calculating the Pass-Through Rate for the Class B-IO Certificates, the numerator is equal to the sum of the following components:

(a)          the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT1 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

(b)          the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT2 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

(c)          the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

With respect to the Class A 3 Certificates and any Distribution Date, a rate per annum equal to the lesser of (a) 7.500% minus One-Month LIBOR, (b) 7.500% per annum and (c) the Net Rate Cap, which for federal income tax purposes is equal to a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (d) through (f) below, and the denominator of which is the aggregate Uncertificated Principal Balances of REMIC II Regular Interests MT1, MT2, MT3 and MT4. For purposes of calculating the Pass-Through Rate for the Class A 3 Certificates, the numerator is equal to the sum of the following components:

(d)   the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest MT1 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT1;

(e)   the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest MT2 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT2; and

(f)   the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest MT4 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT4.

Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the such Class.

Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

Permitted Investments: At any time, any one or more of the following obligations and securities:

(i)           obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)          general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

(iii)	[Reserved];

(iv)         commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency rating such paper, as evidenced in writing;

(v)          certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee, the Securities Administrator or the Master Servicer in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced in writing;

(vi)         guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, as evidenced in writing;

(vii)       repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

(viii)      securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(ix)         interests in any money market fund (including any such fund managed by the Securities Administrator or the Master Servicer, or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

(x)          short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed by the Securities Administrator or the Master Servicer, or the Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

(xi)         such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC may be invested in investments (other than money market funds) treated as equity interests for federal income tax purposes, unless the Master Servicer and the Securities Administrator, shall receive an Opinion of Counsel, at the expense of the Person directing such investment, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in the imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor and (vi) any other Person so designated by the Securities Administrator based upon an Opinion of Counsel addressed to the Trustee and the Securities Administrator (which shall not be an expense of the Trustee or the Securities Administrator) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person: Any individual, corporation, partnership, joint venture, association, joint- stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Pre-Funded Amount: The amount remitted by the Depositor to the Securities Administrator for deposit in the Pre-Funding Account on the Closing Date with respect to the Mortgage Loans, which shall equal approximately $3,777,154.

Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 5.10(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

Pre-Funding Period: The period from the Closing Date up to and including January 17, 2006.

Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 5.10(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to each Class of Offered Certificates.

Prepayment Interest Excess: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Distribution Date occurs and the 13th day of the calendar month in which such Distribution Date occurs by the Mortgagor, the amount, if any, by which (i) the amount of interest paid or collected in connection with such Principal Prepayment proceeds less the sum of (a) the Master Servicing Fee, (b) the Servicing Fee and (c) the Risk Manager Fee exceeds (ii) one month’s interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment or in the case of a partial Principal Prepayment on the amount of such prepayment.

Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Distribution Date occurs by the Mortgagor, the amount, if any, by which (i) one month’s interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment or in the case of a partial Principal Prepayment on the amount of such prepayment exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment proceeds less the sum of (a) the Master Servicing Fee, (b) the Servicing Fee and (c) the Risk Manager Fee.

Prepayment Period: With respect to any prepayments in full and any Distribution Date, the period from the 14th day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the 13th day of the calendar month in which such Distribution Date occurs. With respect to any partial prepayments and any

Distribution Date is the immediately preceding calendar month in which such Distribution Date occurs.

Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

Principal Distribution Amount: With respect to each Distribution Date, an amount equal to (x) the Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date, less (z) any Overcollateralization Release Amount for such Distribution Date.

Principal Funds: With respect to any Distribution Date, (i) the sum, without duplication, of (a) all scheduled principal collected in respect of the related Due Period and received by the Servicer on or prior to the related Determination Date, (b) Principal Prepayments collected during the related Prepayment Period and not included in Principal Funds for any prior Distribution Date, (c) the Stated Principal Balance of each Mortgage Loan that was repurchased pursuant to Sections 2.02 and 2.03 or by the Majority B-IO Holder pursuant to Section 3.18, (d) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (e) any amount withdrawn from the Pre-Funding Account pursuant to Section 5.10(e)(ii) and included in Principal Funds, and (f) all Liquidation Proceeds and Subsequent Recoveries (net of any Recovery Fee) collected during the prior calendar month (to the extent such Liquidation Proceeds and Subsequent Recoveries relate to principal), in each case to the extent remitted by the Master Servicer to the Distribution Account pursuant to this Agreement, less (ii) all amounts required to be reimbursed pursuant to Sections 5.02, 5.03, 5.05, 5.06, 5.09, 9.05 and 10.05 or as otherwise set forth in this Agreement and not applied to reduce Interest Funds on that Distribution Date.

Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.18 and 11.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer, as appropriate, in accordance with the terms of the related Mortgage Note.

Principal Remittance Amount: With respect to each Distribution Date, the sum of the amounts listed in clauses (a) through (e) of the definition of Principal Funds.

Private Certificates: Each of the Class B-IO Certificates and Residual Certificates.

Prospectus Supplement: The Prospectus Supplement dated October 21, 2005 relating to the public offering of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Protected Account: The separate Eligible Account established and maintained by the Servicer with respect to the Mortgage Loans and REO Property in accordance with Section 5.01 hereof.

PUD: A Planned Unit Development.

Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased pursuant to Section 2.02 or 2.03 hereof or (y) that the Majority B-IO Holder has a right to purchase pursuant to Section 3.18 hereof, an amount equal to the sum of, without duplication (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), (ii) accrued interest thereon at the applicable Mortgage Rate through the last day of the related Due Period ending in the month in which the Purchase Price is to be distributed to Certificateholders, (iii) unreimbursed Servicing Advances and Advances made with respect to the related Mortgage Loan, if any, and (iv) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

Rating Agency: Each of Fitch and S&P. If any such organization or its successor is no longer in existence, “Rating Agency” shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss: With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero), as reported by the Master Servicer to the Securities Administrator, equal to (i) the Stated Principal Balance of such Mortgage Loan as of the date on which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the last day of the Due Period in which such Final Recovery Determination was made, calculated (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of such date, minus (v) the proceeds, if any, received in respect of such Mortgage Loan during such Due Period, net of amounts that are payable therefrom to the Servicer pursuant to this Agreement. In addition, to the extent the Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the Stated Principal Balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the last day of the related Due Period in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the last day of the related Due Period, plus (iii) REO Imputed Interest for such REO Property for the related Due Period in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, minus (iv) the aggregate of all unreimbursed Advances and Servicing Advances.

With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Scheduled Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Scheduled Payment.

Record Date: With respect to any Distribution Date and the Offered Certificates, so long as such Classes of Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to the Class B-IO Certificates and Residual Certificates and (a) the first Distribution Date, the Closing Date and (b) with respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Recovery Fee: A fee to be paid to the Servicer in an amount equal to 40% of all Subsequent Recoveries on any non-first lien Mortgage Loan which is at least 120 days Delinquent after the date on which such Mortgage Loan has been charged-off pursuant to Section 3.18.

Reference Banks: Shall mean leading banks selected by the Securities Administrator and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) which have been designated as such by the Securities Administrator and (iii) which are not controlling, controlled by, or under common control with, the Depositor, the Master Servicer, the Servicer or the Trustee.

Reference Bank Rate: With respect to any Accrual Period shall mean the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in an amount approximately equal to the aggregate Certificate Principal Balance of the Class A-1, Class A-2 and Class M Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-1, Class A-2 and Class M Certificates for such Accrual Period.

Regular Certificate: Any Certificate other than a Residual Certificate.

Regular Interest: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

Related Class: The Classes of Certificates (other than the Class R-1, Class R-2 and Class B-IO Certificates) and the REMIC II Regular Interests shall be treated as “Related Classes” as set forth in the following chart.

REMIC II Regular Interest	Related Certificate(s)
MT1, MT2, MT3, MT4	A-1, A-2, A-3
M-1-M	M-1
M-2-M	M-2
M-3-M	M-3
M-4-M	M-4
M-5-M	M-5
M-6-M	M-6
M-7-M	M-7
M-8-M	M-8
M-9-M	M-9
M-10-M	M-10
B-IO-I-M	B-IO
B-IO-P-M	B-IO
R-M	R-3

Relief Act: The Servicemembers Civil Relief Act, as amended, or similar state law.

Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Relief Act.

Remaining Excess Spread: With respect to any Distribution Date, the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

Remaining Pre-Funded Amount: An amount equal to the Pre-Funded Amount minus the amount equal to 100% of the aggregate Stated Principal Balance of the Subsequent Mortgage Loans transferred to the Trust Fund during the Pre-Funding Period pursuant to Section 2.07.

REMIC: A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC I: The segregated pool of assets described in Section 6.06(a).

REMIC I Available Distribution Amount: For any Distribution Date, the sum of the Principal Funds and Interest Funds.

REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amount shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests and to Holders of the Class R-1 Certificates in the following amounts and priority:

(1)          to the REMIC I Regular Interests pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(2)          to the REMIC I Regular Interests, to the extent of the REMIC I Available Distribution Amount remaining after the distributions made pursuant to clause (1) above, the following amounts allocated as follows (except as provided below):

(A)         in respect of REMIC I Regular Interests LT2, LT3 and LT4, their respective Principal Distribution Amounts;

(B)         in respect of REMIC I Regular Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero; and

(C)         any remainder in respect of REMIC I Regular Interests LT2, LT3 and LT4, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

(3)          any remaining amounts of the REMIC I Available Distribution Amount to the Class R-1 Certificates.

REMIC I Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y1 =      the principal balance of REMIC I Regular Interest LT1 after distributions on the prior Distribution Date.

Y2 =      the principal balance of REMIC I Regular Interest LT2 after distributions on the prior Distribution Date.

Y3 =      the principal balance of REMIC I Regular Interest LT3 after distributions on the prior Distribution Date.

Y4 =      the principal balance of REMIC I Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

ΔY1 =	the REMIC I Regular Interest LT1 Principal Reduction Amount.
ΔY2 =	the REMIC I Regular Interest LT2 Principal Reduction Amount.
ΔY3 =	the REMIC I Regular Interest LT3 Principal Reduction Amount.
ΔY4 =	the REMIC I Regular Interest LT4 Principal Reduction Amount.

P0 =       the aggregate principal balance of the REMIC I Regular Interests after distributions and the allocation of Realized Losses on the prior Distribution Date.

P1 =       the aggregate principal balance of the REMIC I Regular Interests after distributions and the allocation of Realized Losses to be made on such Distribution Date.

ΔP =	P0 - P1 = the aggregate of the REMIC I Principal Reduction Amounts.

=      the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made with respect to the Mortgage Loans, on such Distribution Date (including distributions of accrued and unpaid interest on the Class B-IO Certificates for prior Distributions Dates).

R0 =       the Net Rate Cap for the Class M Certificates (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

R1 =       the Net Rate Cap for the Class M Certificates (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

α =         (Y2 + Y3)/P0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

γ0 =        the lesser of (A) the sum of (x) the sum for all Classes of Certificates, other than the Class B-IO Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance or Certificate Notional Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

γ1 =      the lesser of (A) the sum for all Classes of Certificates, other than the Class B-IO Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance or Certificate Notional Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:

ΔY1 =	ΔP - ΔY2 - ΔY3 - ΔY4;
ΔY2 =	(α/2){( γ0R1 - γ1R0)/R0R1};
ΔY3 =	αΔP - ΔY2; and
ΔY4 =	ΔY3.

if both ΔY2 and ΔY3, as so determined, are non-negative numbers. Otherwise:

(1)	If ΔY2, as so determined, is negative, then

ΔY2 = 0;

ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

ΔY4 = ΔY3; and

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

(2)	If ΔY3, as so determined, is negative, then

ΔY3 = 0;

ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 - γ1R0};

ΔY4 = ΔY3; and

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

REMIC I Realized Losses: For any Distribution Date, Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: the interest portion of such Realized Losses, if any, shall be allocated among the REMIC I Regular Interests pro rata according to the amount of Uncertificated Accrued Interest remaining unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding sentences. The principal portion of such Realized Losses shall be allocated to the REMIC I Regular Interests as follows: first, to REMIC I Regular Interests LT2, LT3 and LT4 pro rata according to their respective REMIC I Principal Reduction Amounts to the extent thereof in reduction of the Uncertificated Principal Balance thereof and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to REMIC I Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

REMIC I Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC II. Each REMIC I Regular Interest shall accrue interest at the related

Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT1: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC II. REMIC I Regular Interest LT1 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC I Regular Interest LT1 on such Distribution Date.

REMIC I Regular Interest LT2: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC II. REMIC I Regular Interest LT2 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC I Regular Interest LT2 on such Distribution Date.

REMIC I Regular Interest LT3: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC II. REMIC I Regular Interest LT3 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC I Regular Interest LT3 on such Distribution Date.

REMIC I Regular Interest LT4: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC II. REMIC I Regular Interest LT4 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC I Regular Interest LT4 on such Distribution Date.

REMIC II: The segregated pool of assets consisting of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Certificates, with respect to which a separate REMIC election is to be made.

REMIC II Distribution Amount: For any Distribution Date, the amount deemed received by REMIC II in respect of distributions on the REMIC I Regular Interests shall be distributed to the REMIC II Regular Interests and the Class R-2 Certificates in the following amounts and priority:

(a)          Uncertificated Accrued Interest on the REMIC II Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date, as follows:

(1)          the sum of the amounts distributable on such Distribution Date as interest other than Basis Risk Shortfall Carryforward Amounts to the Class A Certificates pursuant to Section 6.04, to REMIC II Regular Interests MT1, MT2, MT3 and MT4 pro-rata according to the Uncertificated Accrued Interest thereon, including any such interest remaining unpaid from any previous Distribution Date; and

(2)          to REMIC II Regular Interests M-1-M, M-2-M, M-3-M, M-4-M, M-5-M, M-6-M, M-7-M, M-8-M, M-9-M, M-10-M and B-IO-I-M, the amount distributable as interest on such Distribution Date to the Related Class of Certificates pursuant to Section 6.04; and; and

(b)          In accordance with the priority set forth in subsection (c) of this definition, an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-1 Certificates) under Section 6.04, as allocated thereto pursuant to Section 6.04.

(c)          The amount described in subsection (b) of this definition shall be deemed distributed with respect to the REMIC II Regular Interests in accordance with the priority assigned to each Related Class of Certificates under Section 6.04 until the Uncertificated Principal Balance of each such interest is reduced to zero and to the Class R-2 Certificates in accordance with the priority assigned to such Certificates under Section 6.04. The amount attributed to REMIC II Regular Interests MT1, MT2, MT3 and MT4 pursuant to the preceding sentence shall be allocated among such REMIC II Regular Interests as follows:

(1)          in respect of REMIC II Regular Interests MT2, MT3 and MT4, their respective Principal Distribution Amounts;

(2)          in respect of REMIC II Regular Interest MT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero; and

(3)          any remainder in respect of REMIC II Regular Interests MT2, MT3 and MT4, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (1) above, until their respective Uncertificated Principal Balances are reduced to zero.

REMIC II Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC II Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

X1 = the principal balance of REMIC II Regular Interest MT1 after distributions on the prior Distribution Date.

X2 = the principal balance of REMIC II Regular Interest MT2 after distributions on the prior Distribution Date.

X3 = the principal balance of REMIC II Regular Interest MT3 after distributions on the prior Distribution Date.

X4 = the principal balance of REMIC II Regular Interest MT4 after distributions on the prior Distribution Date (note: X3 = X4).

ΔX1 = the REMIC II Regular Interest MT1 Principal Reduction Amount.

ΔX2 = the REMIC II Regular Interest MT2 Principal Reduction Amount.

ΔX3 = the REMIC II Regular Interest MT3 Principal Reduction Amount.

ΔX4 =      the REMIC II Regular Interest MT4 Principal Reduction Amount.

Q0 =      the aggregate principal balance of the REMIC II Regular Interests MT1, MT2, MT3 and MT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

Q1 =     the aggregate principal balance of the REMIC II Regular Interests MT1, MT2, MT3 and MT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

ΔQ =      Q0     Q1 = the aggregate of the REMIC II Principal Reduction Amounts.

      = the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made with respect to the Class A Certificates.

S0 = the lesser of the Net Rate Cap for the Class M Certificates and the Class A Maximum Rate (such lesser rate being restated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

S1 = the lesser of the Net Rate Cap for the Class M Certificates and the Class A Maximum Rate (such lesser rate being restated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

Β = (X2 + X3)/Q0. The initial value of Β on the Closing Date for use on the first Distribution Date shall be 0.0001.

Γ0 = the lesser of (A) the sum for the Class A-1 and Class A-2 Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) S0*Q0.

Γ1 = the lesser of (A) the sum for the Class A-1 and Class A-2 Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) S1*Q1.

Then, based on the foregoing definitions:

ΔX1 = ΔQ - ΔX2 - ΔX3 - ΔX4;

ΔX2 = (Β/2){( Γ0S1 - Γ1S0)/S0S1};

ΔX3 = ΒΔQ - ΔX2; and

ΔX4 = ΔX3.

if both ΔX2 and ΔX3, as so determined, are non-negative numbers. Otherwise:

(1)      If ΔX2, as so determined, is negative, then

ΔX2 = 0;

ΔX3 = Β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

ΔX4 = ΔX3; and

ΔX1 = ΔQ - ΔX2 - ΔX3 - ΔX4.

(2)     If ΔX3, as so determined, is negative, then

ΔX3 = 0;

ΔX2 = Β{Γ1S0Q0 - Γ0S1Q1}/{2S1S0Q1 - Γ1S0};

ΔX4 = ΔX3; and

ΔX1 = ΔQ - ΔX2 - ΔX3 - ΔX4.

REMIC II Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II and held as an asset of REMIC III. Each REMIC II Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

REMIC II Regular Interest MT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest MT1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II Regular Interest MT1 on such Distribution Date.

REMIC II Regular Interest MT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest MT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II Regular Interest MT2 on such Distribution Date.

REMIC II Regular Interest MT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest MT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II Regular Interest MT3 on such Distribution Date.

REMIC II Regular Interest MT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest MT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II Regular Interest MT4 on such Distribution Date.

REMIC II Realized Losses: Realized Losses allocated to the Certificates (other than the Class R-1 and Class R-2 Certificates) and the REMIC III Regular Interests (other than REMIC III Regular Interests B-IO-I and B-IO-P) in reduction of the interest or principal attributes thereof shall be deemed allocated to the Uncertificated REMIC II Regular Interests (other than REMIC II Regular Interests B-IO-I-M and B-IO-P-M) in accordance with the priority assigned to each Related Class of Certificates, respectively, under Section 6.04A. Realized Losses allocated to REMIC III Regular Interests B-IO-I and B-IO-P in reduction of the interest or principal attributes thereof shall be deemed allocated to REMIC II Regular Interests B-IO-I-M and B-IO-P-M, respectively. Realized Losses allocated to REMIC II Regular Interests MT1, MT2, MT3 and MT4 pursuant to the preceding provisions of this definition shall be allocated among such REMIC II Regular Interests as follows: Any Realized Losses allocated to interest shall be allocated in reduction of Uncertificated Accrued Interest on such REMIC II Regular Interests pro-rata according to the accrued and unpaid Uncertificate Accrued Interest thereon. Any Realized Losses allocated to principal shall be allocated, first, to REMIC II Regular Interests MT2, MT3 and MT4 pro rata according to their respective REMIC II Principal Reduction Amounts to the extent thereof in reduction of the Uncertificated Principal Balance thereof and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to REMIC II Regular Interest MT1 in reduction of the Uncertificated Principal Balance thereof.

REMIC III: The segregated pool of assets consisting of the REMIC II Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the REMIC III Certificates, with respect to which a separate REMIC election is to be made.

REMIC III Regular Interest: As defined in the Preliminary Statement hereto under “REMIC III.”

REMIC III Certificate: Any Class A Certificate, Class M Certificate, Class B-IO Certificate or Class R-3 Certificate.

REMIC III Realized Losses: Realized Losses allocated to and in reduction of the Overcollateralization Amount shall be deemed to first reduce the principal balance of REMIC III Regular Interest B-IO-P until such balance shall have been reduced to zero and thereafter to reduce the accrued and unpaid interest on REMIC III Regular Interest B-IO-I. Realized Losses allocated to any Certificate (other than any Class R Certificate) in reduction of the interest or principal attributes thereof shall be deemed allocated to its Corresponding REMIC III Regular Interest in reduction of the corresponding attributes thereof.

REMIC Opinion: Shall mean an Opinion of Counsel to the effect that the proposed action will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

Remittance Date: The 17th day of each calendar month after the initial issuance of the Certificates, or if such 17th day is not a Business Day, the next succeeding Business Day commencing in November 2005.

REO Imputed Interest: As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month’s interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Replacement Mortgage Loan: A Mortgage Loan or Mortgage Loans in the aggregate substituted by a Seller or a Guarantor for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) if the Replacement Mortgage Loan is a fixed rate Mortgage Loan, have a fixed Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (vii) have the same lien priority as the Deleted Mortgage Loan; (viii) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (ix) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (x) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (xi) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (xii) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (xiii) comply with each representation and warranty set forth in Section 7 of the related Mortgage Loan Purchase Agreement for such Seller or related Guarantor and the applicable section in any Subsequent Mortgage Loan Purchase Agreement and (xiv) the Custodian has delivered a Final Certification noting no defects or exceptions.

Request for Release: The Request for Release to be submitted by the Servicer or the Master Servicer to the Custodian substantially in the form of Exhibit H. Each Request for Release furnished to the Custodian by the Servicer or the Master Servicer shall be in duplicate and shall be executed by an officer of such Person or a Servicing Officer (or, if furnished electronically to the Custodian, shall be deemed to have been sent and executed by an officer of such Person or a Servicing Officer) of the Servicer or the Master Servicer.

Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

Reserve Fund: Shall mean the separate trust account created and maintained by the Securities Administrator pursuant to Section 5.11 hereof.

Residual Certificates: The Class R-1 Certificates, Class R-2 Certificates and Class R-3 Certificates, each evidencing ownership of the sole class of “residual interests” (within the meaning of Section 860G(a)(2) of the Code) in the related REMIC.

Residual Interest: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

Responsible Officer: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, or any trust officer with specific responsibility for the transactions contemplated hereby, any other officer customarily performing functions similar to those performed by any of the above designated officers or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; with respect to the Securities Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, or any officer with specific responsibility for the transactions contemplated hereby, any other officer customarily performing functions similar to those performed by any of the above designated officers or other officers of the Securities Administrator specified by the Securities Administrator, as to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Risk Management Agreement: The risk management agreement dated as of the Closing Date, between the Servicer and the Risk Manager.

Risk Manager: Risk Management Group, LLC, a New York limited liability company, and its successors and assigns.

Risk Manager Certification: The certificate provided by the Risk Manager for the benefit of the Depositor, the Trustee and the Securities Administrator pursuant to Section 10.13(d), and substantially in the form of Exhibit O.

Risk Manager Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Risk Manager Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Risk Manager Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

Risk Manager Fee Rate: 0.01% per annum.

S&P: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

Securities Act: The Securities Act of 1933, as amended.

Securities Administrator: LaSalle Bank National Association, and any successor thereto, or any successor securities administrator appointed as provided herein.

Sellers: Each of Ellington 2005-1, Ellington 2005-2 and Ocwen Trust, and their successors and assigns, each in its capacity as seller of the related Mortgage Loans or Subsequent Mortgage Loans, as applicable, to the Depositor.

Seller Arrearages: Any accrued and unpaid interest for any period prior to the Cut-off Date for any Mortgage Loan which is Delinquent on the related Cut-off Date; such amount to be paid first from late payments on the Mortgage Loans received by the Servicer or Liquidation Proceeds from the related Mortgage Loan and, if such amounts are not sufficient, then from amounts on deposit in the Protected Account.

Servicer: Ocwen Loan Servicing, LLC, a Delaware limited liability company, in its capacity as Servicer, and its successors and assigns.

Servicer Event of Default: As defined in Section 9.05 hereof.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable legal fees) incurred prior to or after the Cut-off Date in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered in the MERS® System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor’s commissions, (iv) compliance with any obligations under Section 3.07 hereof to cause insurance to be maintained (v) any advance necessary for the purposes of effecting the payment of taxes and assessments on the Mortgaged Properties pursuant to Section 3.01 and (vi) obtaining any legal documentation required to be included in the Mortgage File and/or correcting any outstanding title issues (i.e. any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) reasonably necessary for the Servicer to perform its obligations under this Agreement. Servicing Advances also include any reasonable “out-of-pocket” cost and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage to the extent not recovered from the Mortgagor or otherwise payable under this Agreement.

Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

Servicing Fee Rate: 0.635% per annum.

Servicing Modification: With respect to any Mortgage Loan that is in default or, in the reasonable judgment of the Servicer, as to which default is reasonably foreseeable, any modification which is effected by the Servicer in accordance with the terms of this Agreement which results in any change in the outstanding Stated Principal Balance, any change in the Mortgage Rate or any extension of the term of such Mortgage Loan.

Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee and the Master Servicer by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

Simple Interest Loans: The Mortgage Loans that provide for monthly payments to be allocated to principal and interest according to the daily simple interest method.

Simple Interest Shortfall Advance: Any Advance made by the Servicer in connection with a Simple Interest Loan resulting from any shortfall in the amount of any Scheduled Payment applied to interest on the Simple Interest Loan due to the payment by the related Mortgagor of the Scheduled Payment less than one month after payment of the preceding Scheduled Payment.

Startup Day: The Startup Day for each REMIC formed hereunder shall be the Closing Date.

Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the applicable Cut-off Date Principal Balance thereof minus the sum of (i) the principal portion of the Scheduled Payments received with respect to such Mortgage Loan prior to or during each Due Period ending prior to such Distribution Date, (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.09 with respect to such Mortgage Loan that were received by the Servicer as of the close of business on the last day of the prior calendar month related to such Distribution Date and (iii) any Realized Losses on such Mortgage Loan incurred during the prior calendar month. The Stated Principal Balance of a Liquidated Loan equals zero.

Stepdown Date: The later to occur of (a) the Distribution Date in November 2008 and (b) the first Distribution Date on which the Current Specified Enhancement Percentage (calculated for this purpose only, prior to distributions on the Certificates but following distributions on the Mortgage Loans for the related Due Period) is greater than or equal to 23.60%.

Subordinated Certificates: The Class M Certificates, Class B-IO Certificates and Residual Certificates.

Subsequent Cut-off Date: With respect to the Subsequent Mortgage Loans sold to the Trust pursuant to a Subsequent Transfer Instrument, the later of (i) the first day of the month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

Subsequent Mortgage Loans: The Mortgage Loans which were not acquired by the Trust on the Closing Date (which may include Katrina Loans which satisfied certain criteria set forth in the definition of Katrina Loans) and are acquired by the Trust during the Pre-Funding Period pursuant to Section 2.07 with amounts on deposit in the Pre-Funding Account. Such Subsequent Mortgage Loans will be held as part of the Trust Fund.

Subsequent Mortgage Loan Purchase Agreement: The agreements and all amendments thereof and supplements thereto, regarding the transfer of the Subsequent Mortgage Loans to the Depositor a form of which is attached as Exhibit Q.

Subsequent Recoveries: As of any Distribution Date, amounts received by the Servicer or the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.02 or 5.02, as applicable, and any Recovery Fee) or surplus amounts held by the Servicer or the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Sellers and/or related Guarantors pursuant to their related Mortgage Loan Purchase Agreements or Subsequent Mortgage Loan Purchase Agreement) specifically related to a Mortgage Loan that was the subject of a liquidation or final disposition of any REO Property prior to the preceding calendar month that resulted in a Realized Loss.

Subsequent Transfer Date: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust.

Subsequent Transfer Instrument: Each Subsequent Transfer Instrument, dated as of a Subsequent Transfer Date, executed by the Trustee at the written direction of the related Seller and substantially in the form attached hereto as Exhibit R, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

Subservicing Agreement: Any agreement entered into between the Servicer and a subservicer with respect to the subservicing of any Mortgage Loan hereunder by such subservicer.

Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

Successor Master Servicer: The meaning ascribed to such term pursuant to Section 9.01.

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury Regulation § 1.860F-4(d) and temporary Treasury Regulation § 301.6231(a)(7)-1T. The Holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 10.12 hereof. The Securities Administrator, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

Transfer Affidavit: As defined in Section 7.02(d).

Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) a Delinquency Event shall have occurred and be continuing or (ii) the aggregate amount of Realized Losses on the Mortgage Loans since the applicable Cut-off Date as a percentage of the initial aggregate Stated Principal Balance of the Mortgage Loans as of the applicable Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Percentage
November 2008 to October 2009	1.75%
November 2009 to October 2010	2.25%
November 2010 to October 2011	2.50%
November 2011 and thereafter	2.75%

Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due with respect thereto after the applicable Cut-off Date to the extent not applied in computing the applicable Cut-off Date Principal Balance thereof; (ii) the Distribution Account, the Reserve Fund, the Pre-Funding Account, the Pre-Funding Reserve Account, the Master Servicer Collection Account and the Protected Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by the Servicer on behalf of the Trust Fund by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee’s rights under the Insurance Policies with respect to the Mortgage Loans; (v) the rights under each Mortgage Loan Purchase Agreement and any Subsequent Mortgage Loan Purchase Agreements, if any; and (vi) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

Trustee: Citibank, N.A., a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

Uncertificated Accrued Interest: With respect to each REMIC I Regular Interest and REMIC II Regular Interest and any Distribution Date, an amount equal to one month’s interest at the related Uncertificated REMIC I Pass-Through Rate or Uncertificated REMIC II Pass-Through Rate, as applicable, on the Uncertificated Principal Balance of such Regular Interest. Uncertificated Accrued Interest for such Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests and the REMIC II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated among the REMIC I Regular Interests pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence, and among the REMIC II Regular Interests in the same amounts as such shortfalls are allocated to the Related Classes of Certificates, with the amount of such shortfalls allocated to REMIC II Regular Interests MT1, MT2, MT3 and MT4 allocated among such REMIC II Regular Interests pro-rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence and the preceding one.

Uncertificated Notional Balance: With respect to REMIC II Regular Interest B-IO-M and any Distribution Date, the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests for such Distribution Date.

Uncertificated Principal Balance: With respect to each REMIC I Regular Interest and REMIC II Regular Interest, the principal amount of such Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest and REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto. On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest and REMIC II Regular Interest shall be reduced by all distributions of principal made on such Regular Interest on such Distribution Date pursuant to Section 6.06(b) or Section 6.06(c), as applicable, and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided by the definitions of REMIC I Realized Losses and REMIC II Realized Losses. The Uncertificated Principal Balance of each REMIC I Regular Interest and REMIC II Regular Interest shall never be less than zero.

Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date and (i) REMIC I Regular Interests LT1 and LT2, the Net Rate Cap for the Class M Certificates (adjusted, as necessary, to state such rate as a rate that accrues on a 30/360 basis), (ii) REMIC I Regular Interest LT3, zero (0.00%), and (iii) REMIC I Regular Interest LT4, twice the Net Rate Cap for the Class M Certificates (adjusted, as necessary, to state such rate as a rate that accrues on a 30/360 basis).

Uncertificated REMIC II Pass-Through Rate: With respect to REMIC II Regular Interests MT1 and MT2, the lesser of the Net Rate Cap for the Class M Certificates and the Class A Maximum Rate (adjusted, as necessary, to state such lesser rate as a rate that accrues on a 30/360 basis). With respect to REMIC II Regular Interest MT3, zero. With respect to REMIC II Regular Interest MT4, twice (2 times) the lesser of the Net Rate Cap for the Class M Certificates and the Class A Maximum Rate (adjusted, as necessary, to state such lesser rate as a rate that accrues on a 30/360 basis). With respect to each REMIC II Regular Interest (other than REMIC II Regular Interests MT1, MT2, MT3, MT4 and B-IO-P-M), the Pass-Through Rate for the Related Class of Certificates (adjusted, as necessary, to state such rate as a rate that accrues on a 30/360 basis).

Underwriting Agreement: The Underwriting Agreement, dated as of January 25, 2005, between the Depositor and Bear, Stearns & Co. Inc, together with the related Terms Agreement, dated as of October 21, 2005 between the Depositor and Bear, Stearns & Co. Inc.

Unpaid Realized Loss Amount: With respect to the Class A-1 Certificates and Class A-2 Certificates and as to any Distribution Date, is the excess of Applied Realized Loss Amounts with respect to such Class over the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to the Class A-1 Certificates and Class A-2 Certificates in respect of any Unpaid Realized Loss Amount shall not be applied to reduce the Certificate Principal Balance of such Class.

Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 97% to the Class A-1 Certificates, Class A-2 Certificates and Class M Certificates, in proportion to their respective outstanding Certificate Principal Balances, (ii) 1% to the Class A-3 Certificates until paid in full, (iii) 1% to the Class B-IO Certificates until paid in full and (iv) 1% to the Residual Certificates. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

Section 1.02.	Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of Current Interest for the Class A Certificates, the Class M Certificates and the Class B-IO Certificates for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Servicer pursuant to Section 6.02) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class B-IO Certificates based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the Certificate Notional Balance thereof and, thereafter, among the Offered Certificates, in each case on a pro rata basis based on, and to the extent of, interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance (or Certificate Notional Balance) of each such Certificate for the related Accrual Period absent such reduction.

ARTICLE II

CONVEYANCE OF TRUST FUND

REPRESENTATIONS AND WARRANTIES

Section 2.01.	Conveyance of Trust Fund.

Pursuant to the Mortgage Loan Purchase Agreements and any Subsequent Mortgage Loan Purchase Agreements, each of the Sellers sold, transferred, assigned, set over and otherwise conveyed to the Depositor, without recourse, all the right, title and interest of such Seller in and to the assets in the Trust Fund. Each of the Sellers has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor pursuant to the related Mortgage Loan Purchase Agreement and any Subsequent Mortgage Loan Purchase Agreement and has agreed to take the actions specified herein.

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund and any right of the Depositor in each of the Mortgage Loan Purchase Agreements other than the right to indemnification set forth in Section 14 of each of the Mortgage Loan Purchase Agreements.

In connection with such sale, the Depositor has delivered to, and deposited with, the Trustee or the Custodian, as its agent, the following documents or instruments with respect to each Mortgage Loan so assigned: (i) the original Mortgage Note, including any riders thereto, endorsed without recourse in blank or to the order of “Citibank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1,” and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it pursuant to this clause (i), (ii) the original Mortgage, if available, and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is a MOM Loan, the assignment (either an original or a copy (provided that, with respect to a Mortgage or intervening assignment, only to the extent such copy is available), which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to the order of “Citibank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1,” in recordable form, (iv) an original or a copy of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, (v) the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and (vi) originals or copies of all available assumption, modification or substitution agreements, if any; provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) if any Mortgage or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the applicable Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the applicable Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee and its Custodian a certification of a Servicing Officer to such effect and in such case shall deposit all amounts paid in respect of such Mortgage Loans, in the Master Servicer Collection Account or in the Distribution Account on the Closing Date. In the case of the documents referred to in clause (x) above, the Depositor shall deliver such documents to the Trustee or its Custodian promptly after they are received. Each of the Sellers shall cause, at its expense, each assignment of Mortgage from the applicable Seller or any prior assignee to be prepared in blank and delivered to the Custodian within 60 days following the Closing Date; provided that such Seller need not prepare any assignment if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for such Seller and its successors and assigns. In the event that a Seller, the Depositor, the Master Servicer or the Servicer gives written notice to the Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the applicable Seller shall submit or cause to be submitted for recording as specified above each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust. In the event a Mortgage File is released to the Servicer or the Master Servicer, as applicable, as a result of such Person having completed a Request for Release, the Custodian shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.

In connection with the assignment of any Mortgage Loan registered on the MERS® System, each Seller further agrees that it will cause, at such Seller’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by such Seller to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field “Pool Field” which identifies the series of the Certificates issued in connection with such Mortgage Loans. Each of the Sellers further agrees that such Seller will not, and will not permit the Servicer, or the Master Servicer, to, and each of the Servicer and the Master Servicer, agree that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement, the Mortgage Loan Purchase Agreements or any Subsequent Mortgage Loan Purchase Agreements.

Each Mortgage Loan Seller shall forward to the Servicer copies of all trailing documents required to be included in the servicing file at the same time the originals or certified copies thereof are delivered to the Trustee or Custodian on its behalf, such documents including but not limited to the mortgagee policy of title insurance and any mortgage loan documents upon return from the recording office.

Section 2.02.	Acceptance of the Mortgage Loans.

(a)          Based on the Initial Certification received by it from the Custodian, the Trustee acknowledges receipt of, subject to the further review and exceptions reported by the Custodian pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Trustee or the Custodian on its behalf pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through a custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, with respect to the Initial Mortgage Loans, or the Subsequent Transfer Date, with respect to any Subsequent Mortgage Loans, the Trustee or the Custodian on its behalf will deliver an Initial Certification in the form of Exhibit One to the Custodial Agreement confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit and indemnity in lieu thereof. No later than 90 (or within 90 days of the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof) days after the Closing Date, the Trustee or the Custodian on its behalf shall, for the benefit of the Certificateholders, review each Mortgage File delivered to it and execute and deliver to the Sellers, the Servicer, the Master Servicer and, if reviewed by the Custodian, the Trustee, an Interim Certification substantially in the form of Exhibit Two to the Custodial Agreement. In conducting such review, the Trustee or the Custodian on its behalf will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Initial Mortgage Loans identified in Exhibit B, or the Subsequent Mortgage Loans identified on Exhibit 1 to the related Subsequent Transfer Instrument, as the case may be, as supplemented (provided, however, that with respect to those documents described in subclauses (iv) and (vi) of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such subclauses). In performing any such review, the Trustee and the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian on its behalf finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Initial Mortgage Loans identified in Exhibit B, or the Subsequent Mortgage Loans identified on Exhibit 1 to the related Subsequent Transfer Instrument, as the case may be, or to appear to be defective on its face, the Trustee or the Custodian on its behalf shall include such information in the exception report attached to the Interim Certification. If such defect causes either (i) a loss to be realized on that Mortgage Loan as a result of such defect (including the inability to foreclose on a Mortgage Loan) or (ii) the Mortgage Loan to not be a

“qualified mortgage” within the meaning of section 860G(a)(3) of the Code, the applicable Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, or Subsequent Transfer Date, as applicable, such Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 within 60 days from the date of notice of the defect, and if such Seller fails to correct or cure the defect within such period, such Seller will, subject to Section 2.03, within 60 days from the notification of the Trustee purchase such Mortgage Loan at the Purchase Price.

(b)          No later than 180 days after the Closing Date (or within 180 days of any Subsequent Transfer Date, with respect to Subsequent Mortgage Loans, or with respect to any Replacement Mortgage Loan, within five Business Days after the receipt by the Trustee or the Custodian thereof), the Trustee or the Custodian on its behalf will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Sellers, the Servicer, the Master Servicer and, if reviewed by the Custodian, the Trustee, a Final Certification substantially in the form of Exhibit Three to the Custodial Agreement. In conducting such review, the Trustee or the Custodian on its behalf will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Trustee or the Custodian on its behalf has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in subclauses (iv) and (vi) of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such subclauses). If the Trustee or the Custodian on its behalf finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Trustee or the Custodian on its behalf shall note such defect in the exception report attached to the Final Certification and shall promptly notify the related Seller. If such defect causes either (i) a loss to be realized on that Mortgage Loan as a result of such defect (including the inability to foreclose on a Mortgage Loan) or (ii) the Mortgage Loan to not be a “qualified mortgage” within the meaning of section 860G(a)(3) of the Code, the applicable Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date or Subsequent Transfer Date, as applicable, such Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 within 60 days from the date of notice of the defect and if such Seller is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan, such Seller shall, subject to Section 2.03, within 60 days from the notification, purchase such Mortgage Loan at the Purchase Price. Notwithstanding anything to the contrary herein, the parties hereto acknowledge that all obligations of the Trustee with respect to the custody and review of the Mortgage Files shall be performed by the Custodian pursuant to the Custodial Agreement, and that the Trustee shall have no responsibility with respect to the custody or review of Mortgage Files held by the Custodian pursuant to the Custodial Agreement. The Trustee shall have no liability for the failure of the Custodian to perform its obligations under the Custodial Agreement.

Any repurchase or substitution obligation of Ellington or Ocwen Trust pursuant to Section 2.02 or any indemnification provided for in Section 2.03(c), shall be guaranteed by each of the Ellington Guarantor and the Ocwen Guarantor, respectively, pursuant to the terms of the related Mortgage Loan Purchase Agreement.

(c)          In the event that a Mortgage Loan is purchased by a Seller in accordance with subsections 2.02(a) or (b) above or Section 2.03, such Seller shall remit the applicable Purchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and shall provide written notice to the Trustee and the Securities Administrator detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Master Servicer Collection Account and upon receipt of a Request for Release with respect to such Mortgage Loan, the Trustee or the Custodian will release to such Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty furnished to it by such Seller, as are necessary to vest in such Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Master Servicer Collection Account was made. The Securities Administrator shall notify the Rating Agencies of such repurchase in accordance with Section 12.05. The obligation of a Seller to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedies respecting such defect available to the Certificateholders or to the Trustee on their behalf.

(d)          Each of the Sellers shall deliver to the Trustee or the Custodian on its behalf, and Trustee agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Trustee or the Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

Section 2.03.    Representations, Warranties and Covenants of the Servicer, the Master Servicer and the Sellers, and Certain Matters Relating to a Breach of a Representation, Warranty or Covenants by a Seller.

(a)          The Servicer hereby represents and warrants to the Depositor, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee as follows, as of the Closing Date:

(i)           It is duly organized and is validly existing and in good standing under the laws of the state of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof or thereof.

(ii)          It has the full power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary company action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iii)        The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in its ordinary course of business and will not (A) result in a breach of any term or provision of its organizational documents or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

(iv)         It is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

(v)          No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(vi)         No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

(vii)       The servicing and collection practices with respect to each Mortgage Loan, since the Servicer began servicing such Mortgage Loan, has been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standards, in accordance with the proper, prudent and customary practices in the mortgage servicing business.

(b)          The Master Servicer hereby represents and warrants to the Depositor, the Servicer, the Sellers, the Securities Administrator, the Custodian, the Risk Manager and the Trustee as follows, as of the Closing Date:

(i)           It is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to master service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(ii)          It has the full power and authority to master service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iii)        The execution and delivery of this Agreement by it, the master servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a breach of any term or provision of its articles of association or by-laws or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in material breach or violation of any material indenture or other material agreement or instrument, or in material violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

(iv)         No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to master service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(v)          No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

(c)          Each of the Sellers, with respect to their related Mortgage Loans, hereby restates to the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee each of the representations and warranties set forth in Section 7 of the related Mortgage Loan Purchase Agreement to the same extent as fully set forth herein.

Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in either of the Mortgage Loan Purchase Agreements or any Subsequent Mortgage Loan Purchase Agreement with respect to the Mortgage Loans that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. Each of the Sellers hereby covenants with respect to the representations and warranties set forth in applicable Mortgage Loan Purchase Agreement or Subsequent Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, such Seller shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Custodian of a Request for Release. The Trustee shall give prompt written notice to the parties hereto of a Seller’s failure to cure such breach as set forth in the preceding sentence. Such Seller shall promptly reimburse the Servicer, the Master Servicer and the Trustee for any expenses reasonably incurred by the Servicer, the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, each Seller shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties with respect to the Mortgage Loans that are made to the best of a Seller’s knowledge, if it is discovered by any of the Depositor, the Servicer, the Securities Administrator, the Master Servicer the Sellers, the Trustee or the Custodian that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, such Seller shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

With respect to any Replacement Mortgage Loan or Loans, the applicable Seller shall deliver to the Trustee or the Custodian on its behalf for the benefit of the Certificateholders such documents and agreements as are required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the applicable Seller. For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period and thereafter the applicable Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee, the Securities Administrator, the Servicer and the Custodian. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 7 of the applicable Mortgage Loan Purchase Agreement, or in the applicable section of any Subsequent Mortgage Loan Purchase Agreement, with respect to such Mortgage Loan and to have represented that each such Mortgage Loan satisfies the criteria set forth in the definition of Replacement Mortgage Loans. Upon any such substitution and the deposit into the Protected Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph and receipt by the Custodian of a Request for Release for such Mortgage Loan, the Trustee or the Custodian shall release to such Seller the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and the Trustee shall execute and deliver at such Seller’s direction such instruments of transfer or assignment as have been prepared by such Seller, in each case without recourse, representation or warranty as shall be necessary to vest in such Seller, or its respective designee, title to the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which a Seller substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Servicer will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the “Substitution Adjustment Amount”) shall be deposited into the Protected Account, by the applicable Seller delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the prior calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited into the Master Servicer Collection Account maintained by the Master Servicer, on the Determination Date for the Distribution Date in the month following the month during which such Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and the receipt of a Request for Release, the Trustee or the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to such Seller, and the Trustee shall execute and deliver at such Person’s direction the related instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee’s interest to such Seller to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under this Agreement of the Sellers to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedies against the Sellers respecting such breach available to the Certificateholders, the Depositor or the Trustee.

(d)          The representations and warranties set forth in each of the Mortgage Loan Purchase Agreements and any Subsequent Mortgage Loan Purchase Agreements shall survive delivery of the respective Mortgage Loans and Mortgage Files to the Trustee or the Custodian for the benefit of the Certificateholders.

Section 2.04.	Representations and Warranties of the Depositor.

The Depositor hereby represents and warrants to the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee as follows, as of the date hereof and as of the Closing Date:

(i)           The Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

(ii)          The Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(iii)        The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor’s ability to perform or meet any of its obligations under this Agreement.

(iv)         No litigation is pending, or, to the best of the Depositor’s knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof or thereof.

(v)          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Sellers, the Depositor had good title to the Mortgage Loans and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee or the Custodian for the benefit of the Certificateholders. Upon discovery by the Depositor, the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

Section 2.05.  Certain REMIC Conditions in Connection with Substitutions and Repurchases.

Upon discovery by the Depositor, a Seller, the Master Servicer, the Securities Administrator or the Servicer that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties and the Trustee. In connection therewith, a Seller or the related Guarantor, as applicable, at such party's option, shall either (i) substitute, if the conditions in Section 2.03 with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty in accordance with Section 2.03. The Trustee shall reconvey to such Seller or such Guarantor, as applicable, the Mortgage Loan to be released pursuant hereto (and the Custodian shall deliver the related Mortgage File) in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty in accordance with Section 2.03.

Section 2.06.	Countersignature and Delivery of Certificates.

(a)          The Trustee acknowledges the sale, transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed, countersigned and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future

Holders of the Certificates and to perform the duties set forth in this Agreement in accordance with its terms.

(b)          The Depositor concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, and the other assets of REMIC II for the benefit of the holders of the REMIC II Regular Interests and the Class R-2 Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and the other assets of REMIC II and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Regular Interests and the Class R-2 Certificates.

(c)          The Depositor concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests, and the other assets of REMIC III for the benefit of the holders of the REMIC III Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and the other assets of REMIC III and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC III Certificates.

Section 2.07.	Conveyance of the Subsequent Mortgage Loans.

(a)          Subject to the conditions set forth in paragraph (b) below, in consideration of the Securities Administrator's delivery on the Subsequent Transfer Dates to or upon the written order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Depositor shall, on such Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Trust Fund (subject to the other terms and provisions of this Agreement) all its right, title and interest in and to (i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the related seller on such Subsequent Transfer Date, (ii) all interest accruing thereon on and after the Subsequent Cut-off Date and all collections in respect of interest and principal due after the Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 and the other items in the related Mortgage Files; provided, however, that the related Seller reserves and retains all right, title and interest in and to principal received and interest accruing on such Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Trust Fund by the Depositor of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Sellers, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust. The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Trustee or the Custodian, as its agent, at least three Business Days prior to the related Subsequent Transfer Date.

The purchase price paid by the Trust Fund from amounts released by the Securities Administrator from the Pre-Funding Account shall be 100% of the aggregate Stated Principal Balance of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan

Schedule provided by the Depositor). This Agreement shall constitute a fixed price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

(b)          The Depositor shall transfer to the Trustee on behalf of the Trust Fund for deposit in the Trust Fund, the Subsequent Mortgage Loans, and the other property and rights related thereto as described in paragraph (a) above, and the Securities Administrator shall release funds from the Pre-Funding Account in an amount equal to the Subsequent Mortgage Loans purchased on the related Subsequent Transfer Date, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i)           the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and the related seller shall cause to be delivered a computer file containing such Mortgage Loan Schedule to the Trustee and the Master Servicer at least three Business Days prior to the related Subsequent Transfer Date;

(ii)          as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, substantially in the form of Exhibit R, the Depositor shall not be insolvent nor shall it have been rendered insolvent by such transfer nor shall it be aware of any pending insolvency with respect to it:

(iii)        such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

(iv)        the Pre-Funding Period shall not have terminated;

(v)          the Depositor shall not have selected the Subsequent Mortgage Loans in a manner that it believed to be adverse to the interests of the Certificateholders; and

(vi)         the Depositor shall have delivered to the Trustee a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.07 and, pursuant to the Subsequent Transfer Instrument, assigned to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, to the extent of the Subsequent Mortgage Loans.

(c)          Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to, the following:

(i)           Each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and this Agreement;

(ii)          The Depositor will not select such Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders;

(iii)        The Depositor will deliver an Opinion of Counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loan;

(iv)         As of the related Subsequent Cut-off Date, each such Subsequent Mortgage Loan will satisfy the following criteria:

(1)          The Mortgage Property relating to such Subsequent Mortgage Loan is free of material damage;

(2)          With respect to each Katrina Loan, a BPO has been obtained and is greater than or equal to 90% of the Appraised Value;

(3)          With respect to each Katrina Loan, the BPO does not result in such Subsequent Mortgage Loan's current loan-to-value ratio as of the Closing Date being in excess of 100%;

(4)          Such Subsequent Mortgage Loan may not be 90 or more days delinquent as of the last day of the month preceding the related Subsequent Cut-off Date; and

(5)          Be acceptable to the Rating Agencies as evidenced by receipt of written confirmation that inclusion of such Subsequent Mortgage Loan(s) will not cause the rating on any Certificate to be reduced or withdrawn.

With respect to any Katrina Loan and items (2) and (3) above, if the related Mortgagor has made the required payments under the related Mortgage Note for each of September, October and November, a BPO will not be required and such provisions will be deemed satisfied.

Section 2.08.	Additional Representation.

The Depositor, each of the Sellers and the Trustee agree that it is not intended that any Mortgage Loan be conveyed to the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined by the Indiana High Cost Home Loan Law effective January 1, 2005.

ARTICLE III

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.01.	The Servicer to act as Servicer.

The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement, Accepted Servicing Practices and the respective Mortgage Loans, shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through subservicers as provided in Section 3.03, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any related Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided herein), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds or Subsequent Recoveries, and (iv) subject to Section 3.09, to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor or the Trustee under this Agreement.

Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Trust, the Depositor or the Trustee, is hereby authorized and empowered by the Trust, the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of a subservicer, when the Servicer or a subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer.

In accordance with the standards of the first paragraph of this Section 3.01, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 6.03, and further as provided in Section 6.02. All costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 3.02.	Due-on-Sale Clauses; Assumption Agreements.

(a)          Except as otherwise provided in this Section 3.02, when any property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.02(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.02(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.02(a) by reason of any transfer or assumption that the Servicer reasonably believes it is restricted by law from preventing.

(b)          Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.02(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the related Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, the Mortgage Rate may not be changed, in addition, and no material term of the Mortgage Note (including, but not limited to, the amount of the Scheduled Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed without the consent of the Master Servicer. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its servicing standards as then in effect. The Servicer shall notify the Trustee and the Master Servicer that any such substitution or assumption agreement has been completed and forward to the Custodian the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

Section 3.03.	Subservicers.

The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. The Servicer shall pay all fees of each subservicer from its own funds, and a subservicer’s fee shall not exceed the Servicing Fee payable to the Servicer hereunder.

At the cost and expense of the Servicer, without any right of reimbursement from its Protected Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself. In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 9.01, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer’s own funds without reimbursement from the Trust Fund.

Notwithstanding the foregoing, the Servicer shall not be relieved of its obligations hereunder and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and the Servicer alone, and neither the Trustee nor the Master Servicer shall have any obligations, duties or liabilities with respect to such subservicer including any obligation, duty or liability of either the Trustee or the Master Servicer to pay such subservicer’s fees and expenses. Each subservicing agreement shall provide that such agreement may be assumed or terminated without cause or penalty by the Trustee or Master Servicer in the event the Servicer is terminated in accordance with this Agreement. For purposes of remittances to the Master Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

Section 3.04.    Documents, Records and Funds in Possession of the Servicer To Be Held for Trustee.

Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee or the Custodian on behalf of the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or that otherwise are collected by the Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any such Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Subsequent Recoveries, including but not limited to, any funds on deposit in the Protected Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Protected Account or in any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.05.   Maintenance of Fire Insurance; Errors and Omissions and Fidelity Coverage.

(a)          The Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance on buildings upon, or comprising part of, the Mortgaged Property against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located with an insurer which is licensed to do business in the state where the related Mortgaged Property is located. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause and shall have extended coverage in an amount which is equal to the lesser of (i) the greater of (A) the principal balance owing on such Mortgage Loan and (B) the percentage such that the proceeds thereof shall be sufficient to prevent the application of a co-insurance clause; or (ii) 100 percent of the insurable value of the improvements. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 5.01, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer’s normal servicing procedures) shall be deposited in the Protected Account, subject to withdrawal pursuant to Section 5.02. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 5.02. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best’s Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

If the Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.05, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.05 and there shall have been a loss which would have been covered by such policy, deposit or cause to be deposited in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the Distribution Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Protected Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer’s officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage, taken together, shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, with respect to the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. The Servicer shall deliver to the Master Servicer a certificate as to the existence of the fidelity bond and errors and omissions insurance policy and such certificate shall include a clause that the certificates of insurance will in no event be terminated or materially modified without thirty days prior written notice to the Master Servicer and the Trustee. The Servicer shall notify the Master Servicer and the Trustee within five business days of receipt of notice that such fidelity bond or insurance policy will be, or has been, materially modified or terminated. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements set forth above.

Section 3.06.	Presentment of Claims and Collection of Proceeds.

The Servicer shall prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Servicer in respect of such Insurance Policies shall be promptly deposited in the Protected Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.07.   Maintenance of the Primary Mortgage Insurance Policies; Collections Thereunder.

The Servicer shall not take, or permit any subservicer to take, any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer or subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect a Primary Mortgage Insurance Policy in the case of each Mortgage Loan having a loan-to-value ratio at origination in excess of 80%, until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value based on the most recent appraisal of the Mortgaged Property performed by a qualified appraiser, such appraisal to be included in the related servicing file. The Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy applicable to a non-subserviced Mortgage Loan, or consent to any subservicer canceling or refusing to renew any such Primary Mortgage Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.02, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present or to cause the related subservicer to present, on behalf of the Servicer, a subservicer, if any, the Trustee and Certificateholders, claims to the related insurer under any Primary Mortgage Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 5.01, any Insurance Proceeds collected by or remitted to the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Protected Account, subject to withdrawal pursuant to Section 5.02 hereof.

Section 3.08.    Reserved.

Section 3.09.    Realization Upon Defaulted Mortgage Loans; Determination of Excess Liquidation Proceeds and Realized Losses; Repurchases of Certain Mortgage Loans.

(a)          The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall give notice to the Master Servicer of such foreclosure or other conversion, and the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Insurance Proceeds, Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Protected Account pursuant to Section 5.02). If the Servicer reasonably believes that Liquidation Proceeds with respect to any such Mortgage Loan would not be increased as a result of such foreclosure or other action, such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Servicer will give notice of any such charge-off to the Master Servicer, the Trustee and the Securities Administrator. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that such costs and expenses shall be Servicing Advances and that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 5.02. If the Servicer has knowledge that a Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or by deed- in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures. Prior to any foreclosure or other liquidation of a Mortgage Loan, the Servicer (at its expense) shall cause the Assignments of Mortgage to be recorded in the appropriate public recording office.

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee’s nominee on behalf of the Certificateholders). The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee, the Securities Administrator and the Master Servicer a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee and the Securities Administrator to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Protected Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Servicer shall have furnished to the Trustee and the Securities Administrator an Opinion of Counsel addressed to the Trustee and the Securities Administrator (such opinion not to be an expense of the Trustee or the Securities Administrator) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of REMIC I, REMIC II or REMIC III as defined in section 860F of the Code or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any of REMIC I, REMIC II or REMIC III to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances Servicing, Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in the Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Protected Account. To the extent the income received during the prior calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Servicer as provided above, shall be deposited in the Protected Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Liquidation Proceeds shall be retained by the Servicer as additional servicing compensation.

The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 5.02 or this Section 3.09; second, to reimburse the Servicer for any unreimbursed Advances, pursuant to Section 5.02 or this Section 3.09; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the first day of the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

(b)          Notwithstanding paragraph (a) of this Section 3.09, in the event that a Foreclosure Restricted Loan goes into foreclosure, if acquiring title to the related Mortgaged Property by foreclosure or by deed in lieu of foreclosure would cause the adjusted basis (for federal income tax purposes) of the Mortgaged Properties underlying the Foreclosure Restricted Loans that are currently owned by REMIC I after foreclosure (along with any other assets owned by REMIC I other than “qualified mortgages” and “permitted investments” within the meaning of Section 860G of the Code), to exceed 0.90% of the adjusted basis of the assets of REMIC I, the Master Servicer, upon notice from the Servicer that title is about to be taken to such Mortgaged Property as REO Property on behalf of the Trust Fund, shall not permit the Servicer to acquire title to such Mortgaged Property on behalf of REMIC I. Instead, the Master Servicer shall notify and cause the Servicer to dispose of the Mortgage Loan for cash in the foreclosure sale. If such Mortgage Loan is not purchased at foreclosure sale, such Mortgage Loan will be written-off in accordance with the Servicer’s standard procedures. In addition, if the Master Servicer determines that following a distribution on any Distribution Date, the adjusted basis (for federal income tax purposes) of the Mortgaged Properties underlying the Foreclosure Restricted Loans in foreclosure (along with any other assets owned by REMIC I other than “qualified mortgages” and “permitted investments” within the meaning of Section 860G of the Code), would exceed 0.90% of the adjusted basis of the assets of REMIC I immediately after the distribution, then prior to such Distribution Date, the Servicer shall sell, within 30 days, enough of such Mortgaged Properties in foreclosure, for cash, at the Purchase Price, so that the adjusted basis of such Mortgaged Properties in foreclosure (along with any other assets owned by REMIC I other than “qualified mortgages” and “permitted investments” within the meaning of Section 860G of the Code), will be less than 0.90% of the adjusted basis of the assets of REMIC I.

(c)          On each Determination Date, the Servicer shall determine the respective aggregate amounts of Excess Liquidation Proceeds and Realized Losses, if any, for the prior calendar month.

(d)          The Servicer has no intent to foreclose on any Mortgage Loan based on the delinquency characteristics as of the Closing Date; provided, that the foregoing does not prevent the Servicer from initiating foreclosure proceedings on any date hereafter if the facts and circumstances of such Mortgage Loans including delinquency characteristics in the Servicer’s discretion so warrant such action.

Section 3.10.	Servicing Compensation.

(a)          The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for in Section 5.02, subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a mortgage loan-by-mortgage loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 5.02) in respect of a Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon at a per annum rate equal to the related Net Mortgage Rate, the Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Excess Liquidation Proceeds and any Servicing Fee considered to be accrued but unpaid.

(b)          Additional servicing compensation in the form of assumption fees, late payment charges, Prepayment Interest Excess, investment income on amounts in the Protected Account shall be retained by the Servicer to the extent provided herein, subject to clause (e) below. In addition, the Servicer shall be entitled to receive, as additional compensation, any amount received from a Scheduled Payment on a Simple Interest Loan that is applied to an amount of interest in excess of one-month’s interest on that Mortgage Loan due during the related Due Period.

(c)          The Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Mortgage Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 5.01 and 5.02.

(d)          The Servicer’s right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations as Servicer under this Agreement.

(e)          Notwithstanding any other provision herein, the amount of the Servicing Fee that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. In making such reduction, the Servicer will not withdraw from the Protected Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 5.02.

Section 3.11.	REO Property.

(a)          In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae guidelines, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed and in accordance with the terms of this Agreement. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve such REO Property in the manner and to the extent required herein, in accordance with the REMIC Provisions.

(b)          The Servicer shall deposit all funds collected and received in connection with the operation of any REO Property into the Protected Account.

(c)          The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

Section 3.12.	Liquidation Reports.

Upon the foreclosure of any Mortgaged Property or the acquisition thereof by the Trust Fund pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit a liquidation report to the Master Servicer containing such information as shall be mutually acceptable to the Servicer and the Master Servicer with respect to such Mortgaged Property.

Section 3.13.  Annual Certificate as to Compliance and Sarbanes-Oxley Back-up Certificate.

(a)          The Servicer will deliver to the Master Servicer not later than March 15, 2006 and not later than March 15 of each year thereafter, a certificate of a Servicing Officer stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year or portion thereof and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this

Agreement throughout such year or portion thereof, or, if there has been a default in the fulfillment of any such obligation in all material respects, specifying each such default known to such officers and the nature and status thereof.

(b)          (i) The Servicer will deliver to the Master Servicer, on or before March 15 of each year beginning March 15, 2006 (or, if any such day is not a Business Day, the immediately preceding Business Day), or on any alternative date specified by the Master Servicer upon thirty (30) days written request, a certification containing the information set forth in Exhibit P. Such certification shall be signed by the senior officer in charge of servicing of the Servicer. In addition, the Servicer shall provide such other information with respect to the Mortgage Loans and the servicing and administration thereof within the control of the Servicer which shall be required to enable the Master Servicer to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended.

(c)          The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 3.13 or Section 3.14 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 3.13 or Section 3.14.

Section 3.14.	Annual Independent Certified Public Accountants’ Servicing Report.

The Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish not later than March 15, 2006 and not later than March 15 of each year thereafter a statement, in a form acceptable for filing with the Commission on an Exhibit to Form 10-K, to the Master Servicer to the effect that, with respect to the preceding calendar year such firm has examined certain documents and records relating to the Servicer’s servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer’s servicing has been conducted in compliance with the agreements examined pursuant to this Section 3.14, except for (i) such exceptions as such firm shall believe to be immaterial,(ii) such other exceptions as shall be set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

Section 3.15.	Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the Mortgage Loans by the Trust. In particular, the Servicer shall maintain in its possession, available for inspection by the Master Servicer, the Trustee and shall deliver to the Trustee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including, but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of Accepted Servicing Practices.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Master Servicer and the Trustee the related servicing file during the time such Mortgage Loan is subject to this Agreement and thereafter in accordance with applicable law.

Section 3.16.	Reserved.
Section 3.17.	Reserved.
Section 3.18.	Optional Purchase of Certain Mortgage Loans; Charge-offs.

(a)          With respect to any Mortgage Loan which as of the first day of a Calendar Quarter is delinquent in payment by 90 days or more or is an REO Property, the Majority B-IO Holder, shall have the right to purchase any such Mortgage Loans from the Trust Fund at a price equal to the Purchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Calendar Quarter. The Mortgage Loans purchased by the Majority B-IO Holder pursuant to this Section 3.18(a) shall not exceed, in the aggregate, 10% of the sum of (A) the Cut-Off Date Balance of the Mortgage Loans and (B) the Pre-Funded Amount as of the Closing Date. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

If at any time the Majority B-IO Holder remits to the Servicer a payment for deposit in the Protected Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Majority B-IO Holder provides to the Trustee and the Master Servicer a certification signed by an authorized officer of the Majority B-IO Holder stating that the amount of such payment has been deposited in the Protected Account, then the Trustee shall execute the assignment of such Mortgage Loan prepared and delivered to the Trustee, at the request of the Majority B-IO Holder, without recourse, representation or warranty, to the Majority B-IO Holder which shall succeed to all the Trustee’s right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Majority B-IO Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

(b)          Any non-first lien Mortgage Loan which becomes 120 or more days Delinquent, shall be charged-off by the Servicer and the Servicer shall be entitled to any due and unpaid Servicing Fee on such Mortgage Loan, the Recovery Fee and any unreimbursed Servicing Advances made with respect to such Mortgage Loan.

Section 3.19.    Obligations of the Servicer in Respect of Mortgage Rates and Scheduled Payments.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Scheduled Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Securities Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Securities Administrator, the Trustee, the Master Servicer, the Depositor and any successor Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.19 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note and Mortgage, to the extent permitted by applicable law.

Section 3.20.	Advance Facility.

(a)          Notwithstanding anything to the contrary contained herein, the Servicer is hereby authorized to enter into an advance facility ("Advance Facility") under which (i) the Servicer sells, assigns or pledges to another Person (together with such person’s successors and assigns, an "Advancing Person") the Servicer’s right under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (ii) an Advancing Person agrees to fund some or all Advances or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, the Securities Administrator, the Master Servicer, the Certificateholders or any other party is required before the Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make all Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of any Advance Facility. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances related thereto ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Servicing Advances related thereto ("Servicing Advance Reimbursement Amounts” and, together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent that such type of Reimbursement Amount is included in the Advance Facility), then the Servicer shall identify such Reimbursement

Amounts as received, consistently with the reimbursement rights set forth in this Agreement, and shall remit such Reimbursement Amounts in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct the Securities Administrator to, and if so directed the Securities Administrator is hereby authorized to and shall, pay to the Advancing Person or the Advance Facility Trustee, the Reimbursement Amounts identified pursuant to the preceding sentence. Notwithstanding anything to the contrary herein, in no event shall Reimbursement Amounts be included in Available Funds or distributed to Certificateholders.

If the Servicer enters into an Advance Facility, the Servicer and the related Advancing Person shall deliver to the Trustee, the Master Servicer and the Securities Administrator a written notice of the existence of such Advance Facility (an "Advance Facility Notice"), stating the identity of the Advancing Person and any related Advance Facility Trustee. An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person as described in Section 3.20(h) below.

(b)          Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s). None of the Trustee, the Securities Administrator or the Master Servicer shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Trustee, the Securities Administrator or the Master Servicer have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(c)          An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations are limited to the making or funding of Advances will not be deemed to be a subservicer under this Agreement or be required to meet the criteria for qualification as a subservicer under this Agreement.

(d)          Reimbursement Amounts allocated to reimburse Advances or Servicing Advances made with respect to any particular Mortgage Loan shall be allocated to the reimbursement of the unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, such that the Reimbursement Amounts shall be applied to reimburse the Advance or Servicing Advance (as the case may be) for that Mortgage Loan that was disbursed earliest in time first, and to reimburse the Advance or Servicing Advance (as the case may be) for that Mortgage Loan that was disbursed latest in time last. Liquidation Proceeds with respect to a Mortgage Loan shall be applied to reimburse Servicing Advances outstanding with respect to that Mortgage Loan before being applied to reimburse Advances outstanding with respect to that Mortgage Loan. The Servicer shall provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Reimbursement Amount remitted to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each such Reimbursement Amount with respect to each Mortgage Loan.

(e)          The Servicer shall indemnify the Trustee, the Master Servicer, the Securities Administrator, the Trust Fund, the Depositor and any successor Servicer for any claim, loss, liability or damage resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee, the Securities Administrator, the Master Servicer, the Depositor or the successor Servicer.

(f)           Any amendment to this Section 3.20 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.20 including amendments to add provisions relating to a successor Servicer, may be entered into by the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement.

(g)          At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Servicer to the Trustee, the Master Servicer and the Securities Administrator terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Protected Account pursuant to the applicable Sections of this Agreement.

(h)          After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.20 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

MASTER SERVICING OF MORTGAGE LOANS BY

MASTER SERVICER

Section 4.01.	The Master Servicer to act as Master Servicer.

The Master Servicer shall, beginning on the Closing Date, supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive and review certain reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall monitor the Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information described in the previous sentence and received by the Master Servicer on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.05 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to this Agreement. The Master Servicer shall be entitled to conclusively rely on the mortgage loan data provided by the Servicer and shall have no liability for any errors in such mortgage loan data.

The Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer, and the Master Servicer to master service the related Mortgage Loans and REO Property, including all powers of attorney set forth in Section 4.05.

The Master Servicer, the Trustee, or the Custodian on its behalf, and the Securities Administrator shall provide access to the records and documentation in possession of the Master Servicer, the Trustee, or the Custodian on its behalf, or the Securities Administrator regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Master Servicer, the Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Master Servicer, the Custodian nor the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Master Servicer, the Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Master Servicer’s, the Trustee’s, the Custodian’s or the Securities Administrator’s actual costs.

The Trustee shall execute and deliver to the Servicer and the Master Servicer any court pleadings, requests for trustee’s sale or other documents necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity.

Section 4.02.	Reserved.
Section 4.03.	Monitoring of the Servicer.

(a)          In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to such Person’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Sellers, the Securities Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)          The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer and act as servicer of the Mortgage Loans or to cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there shall be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, subject to its right of reimbursement pursuant to the provisions of this Agreement, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)          To the extent that the costs and expenses of the Master Servicer related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to this Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an actual breach of contract or an event of default by such Person and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

(d)          The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e)          If the Master Servicer acts as a servicer, it will not assume liability for the representations and warranties of the Servicer that it replaces.

Section 4.04.	Fidelity Bond.

The Master Servicer, at its expense, shall either (i) maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder or (ii) self insure if LaSalle Bank National Association maintains with any Rating Agency the equivalent of a long term unsecured debt rating of “A”. The errors and omissions insurance policy and the fidelity bond described in (i) above shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 4.05.	Power to Act; Procedure

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article XI hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders, the Trustee and the Securities Administrator, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to assist the Servicer if necessary in effectuating foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.03, shall enforce the obligation of the Servicer nor to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless each of the Master Servicer and the Securities Administrator has received an Opinion of Counsel (but not at the expense of the Master Servicer or the Securities Administrator) to the effect that the contemplated action will not cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or result in the imposition of a tax upon REMIC I, REMIC II or REMIC

III, as the case may be. To the extent necessary, the Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer, the Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 10.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

Section 4.06.	Due-on-Sale Clauses; Assumption Agreements

To the extent provided in this Agreement, to the extent a Mortgage Loan contains enforceable due-on-sale clauses, the Master Servicer shall enforce the obligations of the Servicer to enforce such clauses in accordance with this Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with this Agreement.

Section 4.07.	Release of Mortgage Files

(a)          Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will (or if the Servicer does not, the Master Servicer may), promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit H hereto signed by a Servicing Officer or Master Servicing Officer, as applicable, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer or Master Servicing Officer, as applicable, (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Servicer pursuant to Article V have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the Servicer or the Master Servicer, as applicable, the Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the Servicer or the Master Servicer, as applicable, and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer or the Master Servicer, as applicable, is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse, representation or warranty) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

(b)          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with this Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by such Person no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

Section 4.08.    Documents, Records and Funds in Possession of Master Servicer and Servicer To Be Held for Trustee.

(a)          The Master Servicer shall transmit and the Servicer (to the extent required by this Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of such Person from time to time as are required by the terms hereof, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer’s right to retain or withdraw from the Master Servicer Collection Account, the Master Servicing Fee and other amounts provided in this Agreement, and to the right of the Servicer to retain its Servicing Fee and other amounts as provided in this Agreement. The Master Servicer shall, and (to the extent provided in this Agreement) shall enforce the obligation of the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, and its respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the OTF, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the OTF or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)          All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement.

Section 4.09.	Standard Hazard Insurance and Flood Insurance Policies

(a)          For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under this Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in this Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)          Pursuant to Sections 5.01, 5.04 and 5.06 any amounts collected by the Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with this Agreement) shall be deposited by the Servicer in the Protected Account or by the Master Servicer into the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 5.02, 5.04, 5.05 and 5.07, as applicable. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such incurred cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer and the Servicer pursuant to Sections 5.02, 5.04, 5.05 and 5.07, as applicable.

Section 4.10.	Presentment of Claims and Collection of Proceeds

The Master Servicer shall (to the extent provided in this Agreement) enforce the obligation of the Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 4.11.	Maintenance of the Primary Mortgage Insurance Policies

(a)          The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under this Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to enforce the obligation of the Servicer (to the extent required under this Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under this Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement.

(b)          The Master Servicer agrees to cause the Servicer (to the extent required under this Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Sections 5.01, 5.05 and 5.08, any amounts collected by the Servicer under any Primary Mortgage Insurance Policies shall be deposited by the Servicer in its Protected Account or by the Master Servicer Collection Account, subject to withdrawal pursuant to Section 5.02 or 5.06, as applicable.

Section 4.12.     Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 4.13.	Realization Upon Defaulted Mortgage Loans.

The Master Servicer shall cause the Servicer (to the extent required under, and pursuant to the terms of, this Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with this Agreement.

Section 4.14.	Compensation for the Master Servicer.

The Master Servicer shall be entitled to the Master Servicing Fee as compensation for the performance of its obligations hereunder. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefore except as provided in this Agreement.

Section 4.15.	REO Property.

(a)          In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in this Agreement, enforce the obligation of the Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall enforce the obligation of the Servicer to protect and conserve such REO Property in the manner and to the extent required by this Agreement in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

(b)          The Master Servicer shall, to the extent required by this Agreement, enforce the obligation of the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

(c)          The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)          To the extent provided in this Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Master Servicer Collection Account on the next succeeding Remittance Date.

Section 4.16.	Annual Officer’s Certificate as to Compliance.

(a)          The Master Servicer shall deliver to the Securities Administrator, the Trustee and the Rating Agencies on or before March 15 of each year, commencing on March 15, 2006, an Officer’s Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Master Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Master Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this

Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Master Servicing Officer to lead such Master Servicing Officer to believe that the Master Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof.

(b)          Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Securities Administrator at the Master Servicer’s expense if the Master Servicer failed to provide such copies.

Section 4.17.	Annual Independent Accountant’s Servicing Report.

(a)          If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Securities Administrator, the Trustee, the Rating Agencies and the Sellers on or before March 15 of each year, commencing on March 15, 2006 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the direct servicing of any Mortgage Loans by the Master Servicer under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Securities Administrator at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Securities Administrator whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

Section 4.18.	Reports Filed with Securities and Exchange Commission.

Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Form 8-K (or other comparable Form containing the same or comparable information or other information mutually agreed upon) attaching a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 in each year, the Securities Administrator shall, in accordance with industry standards and unless otherwise instructed by the Depositor, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 20, 2006 and (ii) unless and until a Form 15

Suspension Notice shall have been filed, prior to March 20 of each year thereafter, the Master Servicer shall provide the Securities Administrator with (i) a Master Servicer Certification, (ii) a copy of the annual independent accountant’s servicing report and annual statement of compliance of the Servicer to be delivered pursuant to this Agreement, (iii) the annual statement of compliance to be delivered by the Master Servicer pursuant to Section 4.16 and, (iv) only to the extent applicable, the annual independent accountant’s servicing report to be delivered by the Master Servicer pursuant to Section 4.17. On or prior to (i) March 31, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control, in EDGAR format, related to this Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 4.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: [Managing Director-Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Ordinary fees and expenses incurred by the Securities Administrator in connection with this Section 4.18 shall not be reimbursable from the Trust Fund.

Section 4.19.	UCC.

The Securities Administrator agrees to file continuation statements for any Uniform Commercial Code financing statements which either Seller has informed the Securities Administrator were filed on the Closing Date in connection with the Trust. Each Seller shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

ARTICLE V

ACCOUNTS

Section 5.01.	Collection of Mortgage Loan Payments; Protected Account.

(a)          The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy, and follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Servicer may in its discretion waive, modify or vary or permit to be waived, modified or varied, any term of any Mortgage Loan if the Mortgage Loan is in default or default is reasonably foreseeable. In addition, if (x) a Mortgage Loan is in default or default is imminent or (y) the Servicer delivers to the Master Servicer and the Securities Administrator a certification addressed to the Securities Administrator, based on the advice of counsel or certified public accountants, in either case, that have a national reputation with respect to taxation of REMICs, that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify any of REMIC I, REMIC II or REMIC III, the Servicer may, with the consent of the Master Servicer, which consent shall not be unreasonably withheld, enter into any payment plan or agreement to modify payments with a Mortgagor or permit any modification with respect to any mortgage loan that would change the Mortgage Rate, forgive the payment of principal or interest, change the outstanding principal amount or extend the final maturity. In the event of any such arrangements, the Servicer shall make Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, and shall be entitled to reimbursement therefor in accordance with Section 6.01.

The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.02 hereof) and cause either REMIC formed under this Agreement to fail to qualify as a REMIC under the Code. In addition, notwithstanding any state or federal law to the contrary, the Servicer shall not impose a prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments. Upon request, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished by the Servicer to the Trustee, necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Servicer or any subservicer pursuant to such powers of attorney. In connection with servicing and administering the Mortgage Loans, the Servicer and any Affiliate of the Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trust Fund, obtain credit information in the form of a “credit score” from a credit repository.

(b)          The Servicer shall establish and maintain a Protected Account (which shall at all times be an Eligible Account) with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated “Ocwen Loan Servicing, LLC, as Servicer, for the benefit of Citibank, N.A., in trust for registered holders of Bear Stearns

Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1”. The Servicer shall deposit or cause to be deposited into the Protected Account within two Business Days of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the applicable Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the applicable Cut-off Date or principal of or interest on Subsequent Mortgage Loans due on or before the related Subsequent Cut-off Date) and the following amounts required to be deposited hereunder:

(i)           all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)          all payments on account of interest on the Mortgage Loans net of the Servicing Fee permitted under Section 3.10, any Prepayment Interest Excess, the Master Servicing Fee and the Risk Manager Fee;

(iii)         all Liquidation Proceeds, Subsequent Recoveries and Insurance Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures;

(iv)         any amount required to be deposited by the Servicer pursuant to Section 5.01(c) in connection with any losses on Permitted Investments;

(v)          any amounts required to be deposited by the Servicer pursuant to Section 3.05; and

(vi)	any other amounts required to be deposited hereunder.

The foregoing requirements for remittance by the Servicer into the Protected Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 5.02, it may at any time withdraw or direct the institution maintaining the Protected Account, to withdraw such amount from the Protected Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the Protected Account, that describes the amounts deposited in error in the Protected Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Protected Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 5.02.

(c)          The Servicer shall invest the funds in the Protected Account in Permitted Investments which shall mature not later than the Business Day prior to the Remittance Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Protected Account in respect of any such investments shall be deposited by the Servicer into the Protected Account, out of the Servicer’s own funds.

(d)          The Servicer shall give at least 30 days advance notice to the Trustee, the Securities Administrator each Seller, the Master Servicer, each Rating Agency and the Depositor of any proposed change of location of the Protected Account prior to any change thereof.

(e)          The Master Servicer shall enforce the obligation of the Servicer to establish and maintain the Protected Account in accordance with this Section 5.01.

Section 5.02.	Permitted Withdrawals From the Protected Account.

(a)          The Servicer may from time to time make withdrawals from the Protected Account for the following purposes:

(i)           to pay itself (to the extent not previously paid to or withheld by the Servicer), as servicing compensation in accordance with Section 3.10, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.10;

(ii)          to reimburse the itself for Advances (other than any Simple Interest Shortfall Advance) made by it with respect to the Mortgage Loans, provided, however, that the Servicer’s right of reimbursement pursuant to this subclause (ii) shall be limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries) that represent late recoveries of payments of interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

(iii)        to reimburse itself for any previously made portion of a Servicing Advance or an Advance (other than any Simple Interest Shortfall Advance) made by it that, in its good faith judgment, is a Nonrecoverable Advance, to the extent not reimbursed pursuant to clause (ii) or clause (v);

(iv)         to reimburse itself from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

(v)          to pay itself any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances, provided, however, that its right to reimbursement for Servicing Advances pursuant to this subclause (v) with respect to any Mortgage Loan shall be limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds, Insurance Proceeds, Subsequent Recoveries and purchase and repurchase proceeds) that represent late recoveries of the payments for which such Servicing Advances were made;

(vi)         to pay to each Seller, the Depositor or itself, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.02, 2.03 or 3.18(a) of this Agreement, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

(vii)       to pay to itself any Recovery Fee or any other amounts due pursuant to Section 3.18(b) of this Agreement;

(viii)      to pay any expenses recoverable by the Servicer pursuant to Section 8.04 of this Agreement;

(ix)         to withdraw pursuant to Section 4.01 any amount deposited in the Protected Account and not required to be deposited therein;

(x)          beginning in December 2005, to pay to the related Seller any Seller Arrearages that are payable hereunder in accordance with the definition of Seller Arrearages;

(xi)         to pay to itself any Prepayment Interest Excess on the related Mortgage Loans to the extent not retained pursuant to Section 5.01(b)(ii); and

(xii)       to clear and terminate the Protected Account upon termination of this Agreement pursuant to Section 11.01 hereof.

In addition, no later than 1:00 p.m. Eastern time on the Remittance Date, the Servicer shall withdraw from the Protected Account and remit to the Master Servicer the amount of Interest Funds (without taking into account any reduction in the amount of Interest Funds attributable to the application of clause (c) of the definition thereof contained in Article I of this Agreement) and Principal Funds collected, to the extent on deposit, and the Master Servicer shall deposit such amount in the Master Servicing Collection Account. In addition, on or before the Remittance Date, the Servicer shall remit to the Master Servicer for deposit in the Master Servicer Collection Account any Advances or any payments of Compensating Interest required to be made by the Servicer with respect to the Mortgage Loans.

With respect to any remittance received by the Master Servicer from the Servicer after the date on which such remittance was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the prime rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be remitted to the Master Servicer on the date such late payment is made and shall cover the period commencing with the day following the date on which such remittance was due and ending with the Business Day on which such remittance is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default with respect to the Servicer.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Protected Account pursuant to subclauses (i), (ii), (iv), (v), (vi), (vii), (viii) and (x) above. Prior to making any withdrawal from the Protected Account pursuant to subclause (iii), the Servicer shall deliver to the Master Servicer and the Securities Administrator an Officer’s Certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

Section 5.03.	Collection of Taxes; Assessments and Similar Items; Escrow Accounts.

With respect to each Mortgage Loan, to the extent required by the related Mortgage Note, the Servicer shall establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made with respect to each Mortgage Loan pursuant to Section 3.01 (with respect to taxes and assessments and insurance premiums) and Section 3.05 (with respect to hazard insurance), to refund to any Mortgagors for any Mortgage Loans any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to such Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 11.01 thereof. The Escrow Account shall not be a part of the Trust Fund.

Section 5.04.	Reserved.
Section 5.05.	Master Servicer Collection Account.

(a)          The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master Servicer Collection Account which shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

(i)	any Advance and any Compensating Interest Payments;

(ii)          any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

(iii)        the Purchase Price with respect to any Mortgage Loans purchased pursuant to Section 2.02 or 2.03 any amounts which are to be treated pursuant to Section 5.09 of this Agreement as the payment of such a Purchase Price, the Purchase Price with respect to any Mortgage Loans purchased by the Majority B-IO Holder pursuant to Section 3.18, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased pursuant to Section 11.01;

(iv)         any amounts required to be deposited or received by the Securities Administrator with respect to losses on investments of deposits in an Account as described herein; and

(v)          any other amounts received by or on behalf of the Master Servicer, the Securities Administrator or the Trustee and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

(b)          All amounts deposited in the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, need not be credited by the Master Servicer to the Distribution Account or the Master Servicer Collection Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

(c)          The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments or be held in cash as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings from the Master Servicer Collection Account shall be paid to the Securities Administrator. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Securities Administrator. The Securities Administrator shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

Section 5.06.     Permitted Withdrawals and Transfers From the Master Servicer Collection Account.

(a)          The Master Servicer will, from time to time make such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 11.01 and remove amounts from time to time deposited in error.

(b)          On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account to pay itself the Master Servicing Fee, to pay the Securities Administrator as provided in Section 4.14 and to pay any expenses, costs and liabilities recoverable by the Trustee, the Master Servicer, the Custodian or the Securities Administrator pursuant to Sections 4.03, 8.03, 8.04, 9.05 and 10.05; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 8.03(a).

(c)          In addition, on or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or remit to the Securities Administrator for deposit therein) any Advances with respect to each Mortgage Loans required to be made by the Master Servicer with respect to the Mortgage Loans.

(d)          No later than 3:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer will transfer all available funds on deposit in the Master Servicer Collection Account with respect to the related Distribution Date to the Securities Administrator for deposit in the Distribution Account.

Section 5.07.	Reports to the Master Servicer.

On or before the 15th day of each calendar month after the initial issuance of the Certificates, or if such 15th day is not a Business Day, the next succeeding Business Day of each month, the Servicer shall furnish to the Master Servicer electronically in a format acceptable to the Master Servicer loan accounting reports in the investor’s assigned loan number order to document the payment activity on each Mortgage Loan on an individual mortgage loan basis. With respect to each month, such loan accounting reports shall contain the following:

(i)           with respect to each Scheduled Payment (on both an actual and scheduled basis with respect to mortgage loan balances and on an actual basis with respect to paid-through dates), the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the amount of any Prepayment Interest Shortfall);

(ii)          with respect to each Scheduled Payment, the amount of such remittance allocable to scheduled interest;

(iii)        the amount of servicing compensation received by the Servicer during the prior calendar month;

(iv)	the aggregate stated principal balance of the Mortgage Loans;

(v)          the aggregate amount of Advances made by the Servicer pursuant to Section 6.01;

(vi)         the aggregate of any expenses reimbursed to the Servicer during the prior calendar month pursuant to Section 5.02;

(vii)       the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 31 to 60 days, (2) 61 to 90 days, (3) 91 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

(viii)      any other information reasonably requested by the Master Servicer in connection with the performance of its duties hereunder.

Section 5.08.	Distribution Account.

(a)          The Securities Administrator shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

(b)          All amounts deposited to the Distribution Account shall be held by the Securities Administrator in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

(c)          The Distribution Account shall constitute an Eligible Account of the Trust Fund segregated on the books of the Securities Administrator and held by the Securities Administrator and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Securities Administrator (whether made directly, or indirectly through a liquidator or receiver of the Securities Administrator). The amount at any time credited to the Distribution Account may be, as directed by the Securities Administrator, held either uninvested in a trust or deposit account of the Securities Administrator with no liability for interest or other compensation thereof, or invested in the name of the Trustee, in such Permitted Investments as may be selected by the Securities Administrator on such direction which mature not later than the Business Day next preceding the succeeding Distribution Date, except if such Permitted Investment is an obligation of or is managed by the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date. Permitted Investments in respect of the Distribution Account shall not be sold or disposed of prior to their maturity. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Securities Administrator. The Securities Administrator shall be permitted to receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Securities Administrator shall deposit the amount of the loss in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Securities Administrator shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Securities Administrator) as provided by 12 U.S.C. § 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

Section 5.09.	Permitted Withdrawals and Transfers from the Distribution Account.

(a)          The Securities Administrator will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement; provided that the Securities Administrator shall not be responsible for such determination and may rely on the Master Servicer’s instructions under this Section 5.09:

(i)           to reimburse the Master Servicer and the Servicer for any Advance or Servicing Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or Servicing Advance was made;

(ii)          to reimburse the Master Servicer and the Servicer from Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an uninsured cause or in connection with the liquidation of such Mortgage Loan;

(iii)        to reimburse the Master Servicer and the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv)         to reimburse the Master Servicer and the Servicer for advances of funds pursuant to this Agreement, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(v)          to reimburse the Master Servicer and the Servicer for any Advance after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance has not been reimbursed pursuant to clauses (i) through (iv);

(vi)         to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 4.03, 8.04(c) and (d) and 12.02 or otherwise reimbursable to it pursuant to this Agreement;

(vii)       to reimburse or pay the Servicer any such amounts as are due thereto under this Agreement and have not been retained by or paid to the Servicer, to the extent provided herein;

(viii)      to reimburse the Trustee, the Custodian or the Securities Administrator for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement (to the extent not reimbursed from the Master Servicer Collection Account in accordance with Section 5.06);

(ix)	to remove amounts deposited in error; and
(x)	to clear and terminate the Distribution Account pursuant to Section 11.01.

(b)          The Master Servicer shall keep and maintain separate accounting on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (iv), inclusive, and (vi) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 5.08.

Section 5.10.	Pre-Funding Accounts and Pre-Funding Reserve Accounts.

(a)          No later than the Closing Date, the Securities Administrator shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled “Pre-Funding Account, Citibank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1,”). The Pre-Funding Account shall be an Eligible Account or a sub account of an Eligible Account. The Securities Administrator shall, promptly upon receipt, deposit in the Pre-Funding Account and retain therein the Pre-Funded Amount remitted on the Closing Date to the Securities Administrator by the Depositor. Funds deposited in the Pre-Funding Account shall be held in trust by the Securities Administrator for the Holders of the Certificates for the uses and purposes set forth herein.

(b)          The Securities Administrator will invest funds deposited in the Pre-Funding Account as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for the Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub account of a trust account pursuant to this Agreement, if the Securities Administrator or an affiliate of the Securities Administrator is the obligor for the Permitted Investment (or, if no written direction is received by the Securities Administrator from the Depositor, then funds in such account shall remain uninvested). For federal income tax purposes, the Depositor or its designee shall be the owner of the Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be transferred to the Interest Coverage Account at the following times: (i) on the Distribution Account Deposit Date, if a Person other than the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for the Permitted Investment, or on each Distribution Date, if the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for the Permitted Investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for the Permitted Investment, or on each Subsequent Transfer Date, if the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for the Permitted Investment or (iii) within one Business Day of the Securities Administrator's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.10(b) hereof. The Depositor or its designee shall deposit in the Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Pre-Funding Account be an asset of any REMIC created hereunder.

(c)          Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Securities Administrator as follows:

(i)           On any Subsequent Transfer Date, the Securities Administrator shall withdraw from the Pre-Funding Account an amount equal to 100% of the Stated Principal Balances of the Subsequent Mortgage Loans transferred and assigned to the Trustee on behalf of the Trust Fund on such Subsequent Transfer Date and deposit such amount into the Pre-Funding Reserve Account;

(ii)          If the amount on deposit in the Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Securities Administrator shall deposit into the Pre-Funding Reserve Account any amounts remaining in the Pre-Funding Account (exclusive of investment income) for distribution in accordance with Section 5.10(e)(ii);

(iii)        To withdraw any amount not required to be deposited in the Pre-Funding Account or deposited therein in error; and

(iv)         Upon the earliest of (i) the reduction of the Principal Balances of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 11.01, to withdraw (and deposit in the Pre-Funding Reserve Account) any amount remaining on deposit in the Pre-Funding Account for payment to the related Certificateholders then entitled to distributions in respect of principal until the Principal Balance of the Certificates has been reduced to zero, and any remaining amount to the Depositor.

(v)          Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

(d)          No later than the Closing Date, the Securities Administrator shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled “Pre-Funding Reserve Account, Citibank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1,” (the “Pre-Funding Reserve Account”). The Pre-Funding Reserve Account shall be an Eligible Account or a sub account of an Eligible Account. The Securities Administrator shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Pre-Funding Reserve Account and retain therein any funds remaining in the Pre-Funding Account at the close of business on such day. Funds deposited in the Pre-Funding Reserve Account shall be held in trust by the Securities Administrator for the Certificateholders for the uses and purposes set forth herein.

(e)          The Securities Administrator shall not invest funds deposited in the Pre-Funding Reserve Account. The Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Securities Administrator as follows:

(i)           On any Subsequent Transfer Date, the Securities Administrator shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section 5.10(c)(i) in respect of a Subsequent Mortgage transferred and assigned to the Trustee on behalf of the Trust Fund on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer and assignment;

(ii)          On the Distribution Date immediately following termination of the Pre-Funding Period, the Securities Administrator shall withdraw from the Pre-Funding Reserve Account the Remaining Pre-Funded Amount deposited therein on such date pursuant to Section 5.10(c)(ii) for distribution pursuant to Section 6.04; and

(iii)         On each Distribution Date during the Pre-Funding Period and the Distribution Date immediately following termination of the Pre-Funding Period, the Securities Administrator shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section 5.10(c) for distribution as Available Funds pursuant to Section 6.04.

Section 5.11.	Reserve Fund.

(a)          On or before the Closing Date, the Securities Administrator shall establish a Reserve Fund in the name of the Securities Administrator for the benefit of the Trustee on behalf of the Holders of the Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled “Reserve Fund, LaSalle Bank National Association, as Securities Administrator for the benefit of Citibank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1”. On each Distribution Date as to which there is a Basis Risk Shortfall Carry Forward Amount payable to any of the Class A Certificates and/or Class M Certificates, the Securities Administrator shall deposit the amounts distributable pursuant to clauses (C) and (D) of Section 6.04(a)(3) into the Reserve Fund and the Securities Administrator has been directed by the Class B-IO Certificateholder to distribute such amounts to the Holders of the Class A Certificates and/or Class M Certificates in the amounts and priorities set forth in clauses (C) and (D) of Section 6.04(a)(3). Any amount paid to the Holders of Class A Certificates and/or Class M Certificates pursuant to the preceding sentence in respect of Basis Risk Shortfall Carry Forward Amounts shall be treated as distributed to the Class B-IO Certificateholder in respect of the Class B-IO Certificates and paid by the Class B-IO Certificateholder to the Holders of the Class A Certificates and/or Class M Certificates. Any payments to the Holders of the Class A Certificates and/or Class M Certificates in respect of Basis Risk Shortfall Carry Forward Amounts, whether pursuant to the second preceding sentence or pursuant to subsection (b) below, shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860(G)(a)(1).

(b)          The Reserve Fund is an “outside reserve fund” within the meaning of Treasury Regulation §1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC. The Securities Administrator on behalf of the Trustee shall be the nominal owner of the Reserve Fund. The Class B-IO Certificateholder shall be the beneficial owner of the Reserve Fund, subject to the power of the Securities Administrator to transfer amounts under Section 6.04. Amounts in the Reserve Fund shall, at the written direction of the Class B-IO Certificateholder, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date (or the Distribution Date, if such investment is an obligation of or is managed by the Securities Administrator). In the absence of written direction, amounts in the

Reserve Fund shall not be invested. All net income and gain from such investments shall be distributed to the Class B-IO Certificateholder, not as a distribution in respect of any interest in any REMIC, on such Distribution Date. All amounts earned on amounts on deposit in the Reserve Fund shall be taxable to the Class B-IO Certificateholder. Any losses on such investments shall be deposited in the Reserve Fund by the Class B-IO Certificateholder out of its own funds immediately as realized.

Section 5.12.	Interest Coverage Account.

(a)          No later than the Closing Date, the Securities Administrator shall establish and maintain a segregated trust account or a sub account of a trust account, which shall be titled “Interest Coverage Account, LaSalle Bank National Association, as Securities Administrator for the benefit of Citibank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1” (the “Interest Coverage Account”). The Interest Coverage Account shall be an Eligible Account or a sub account of an Eligible Account. The Securities Administrator shall, promptly upon receipt, deposit in the Interest Coverage Account and retain therein the Interest Coverage Amount remitted on the Closing Date to the Securities Administrator by the Depositor and all income and gain realized from investment of funds deposited in the Pre-Funding Account pursuant to Section 5.10(b). Funds deposited in the Interest Coverage Account shall be held in trust by the Securities Administrator for the Certificateholders for the uses and purposes set forth herein.

(b)          For federal income tax purposes, the Depositor shall be the owner of the Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Interest Coverage Account, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Securities Administrator to the Depositor no later than the first Business Day following receipt of such income and gain by the Securities Administrator. If no written direction with respect to such investment shall be received by the Securities Administrator from the Depositor, then funds in such Account shall remain uninvested. The Depositor shall deposit in the Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

(c)          On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Securities Administrator shall withdraw from the Interest Coverage Account and deposit in the Pre-Funding Reserve Account an amount of interest that accrues during the related Interest Accrual Period at a rate equal to the weighted average Pass-Through Rates on the excess, if any, of the Pre-Funded Amount over the aggregate Stated Principal Balance of Subsequent Mortgage Loans that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs. Such withdrawal and deposit shall be treated as a contribution of cash by the related Seller to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Subsequent Mortgage to the Trust on any Subsequent Transfer Date, the

Securities Administrator  shall, at the request of the related Seller, withdraw from the Interest Coverage Account and remit to the related Seller or its designee an amount equal to the excess, if any, of the amount remaining in such Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Subsequent Mortgage were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable. On the day of termination of the Pre-Funding Period, the Securities Administrator shall withdraw from the Interest Coverage Account and remit to the related Seller or its designee the amount remaining in such Interest Coverage Account after payment of the amount required to be withdrawn therefrom pursuant to the second preceding sentence on the day of termination of the Pre-Funding Period.

(d)          Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 11.01, any amount remaining on deposit in the Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Securities Administrator and paid to related the Seller or its designee and the Interest Coverage Account shall be terminated.

ARTICLE VI

DISTRIBUTIONS AND ADVANCES

Section 6.01.	Advances.

On or before 1:00 P.M. New York City time on each Remittance Date, the Servicer shall either (i) deposit or cause to be deposited in the Master Servicer Collection Account from its own funds, or funds received therefor from any subservicers, an amount equal to the Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the excess of (a) the amount of interest accrued during the related Due Period with respect to each Outstanding Mortgage Loan on the Stated Principal Balance of each Mortgage Loan immediately prior to such Distribution Date (adjusted to the Mortgage Rate less the Servicing Fee Rate) over (b) the amount of interest on each Outstanding Mortgage Loan received by the Servicer and included in Interest Funds for the related Distribution Date (adjusted to the Mortgage Rate less the Servicing Fee Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act; provided that no Advance shall be made if it would be a Nonrecoverable Advance, or (ii) withdraw from amounts on deposit in the Protected Account and deposit or cause to be deposited in the Master Servicer Collection Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Advances shall be calculated on a 30/360 basis for any Actuarial Loan and on a actual/365 day basis for any Simple Interest Loan.

Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Master Servicing Collection Account on or before 11:00 A.M. New York time on any future Remittance Date to the extent that funds attributable to the Mortgage Loans that are available in the Protected Account for deposit in the Master Servicing Collection Account on such Remittance Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Servicer shall be entitled to use any Advance made by a subservicer as described in this Section 6.01 that has been deposited in the Protected Account on or before such Remittance Date as part of the Advance made by the Servicer pursuant to this Section 6.01. The amount of any reimbursement pursuant to Section 5.02(a) in respect of outstanding Advances on any Remittance Date shall be allocated to specific Scheduled Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Scheduled Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related Mortgage Loans pursuant to Section 5.02.

The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Securities Administrator, the Master Servicer and the Trustee. Subject to the Master Servicer’s recoverability determination, in the event that the Servicer fails to make a required Advance, the Master Servicer shall be required to remit the amount of such Advance to the Distribution Account.

If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date and is delinquent other than as a result of application of the Relief Act and for which the Servicer was required to make an Advance exceeds the amount deposited in the Master Servicer Collection Account which shall be used for an Advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such Advance to be Nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Advance was made. Subject to the foregoing, the Master Servicer shall continue to make such Advances through the date that the Servicer is required to do so under this Agreement. If applicable, on the Distribution Account Deposit Date, the Master Servicer shall present an Officer’s Certificate to the Trustee (i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be Nonrecoverable.

Subject to and in accordance with the provisions of Article IX hereof, in the event the Master Servicer fails to make such Advance, then the Trustee, as Successor Master Servicer, shall be obligated to make such Advance, subject to the provisions of this Section 6.01.

The Master Servicer shall deposit all funds it receives pursuant to this Section 6.01 into the Distribution Account.

Section 6.02.	Compensating Interest Payments.

(a)          In the event that there is a Prepayment Interest Shortfall arising from a voluntary Principal Prepayment in part or in full by the Mortgagor with respect to any Mortgage Loan, the Servicer shall deposit into the Master Servicer Collection Account, as a reduction of the Servicing Fee for such Distribution Date, no later than the close of business on the Remittance Date immediately preceding such Distribution Date, an amount equal to Compensating Interest; and in case of such deposit, the Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Sellers, the Master Servicer, the Securities Administrator, the Trust Fund or the Certificateholders.

(b)          The Master Servicer shall be required to remit such Compensating Interest for such Distribution Date, in the event the Servicer is required to make such payment but fails to do so, but only to the extent of the portion of the Master Servicing Fee payable to it.

Section 6.03.	REMIC Distributions.

On each Distribution Date, the Securities Administrator, as agent for the Trustee, shall be deemed to have allocated distributions to the REMIC I Regular Interests and REMIC II Regular Interests in accordance with Section 6.06 hereof.

Section 6.04.	Distributions.

(a)          On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date shall be withdrawn by the Securities Administrator from the Distribution Account and the Pre-Funding Reserve Account to the extent of funds available therefor and distributed in the following order of priority:

(1)	Interest Funds shall be distributed in the following manner and order of priority:

(A)         From Interest Funds in respect of the Class A Certificates, the Current Interest and any Interest Carry Forward Amount for each such Class, pro rata, in accordance with the amount of accrued interest due thereon; and

(B)         From remaining Interest Funds, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Current Interest for each such Class.

Any Excess Spread to the extent necessary to meet a level of overcollateralization equal to the Overcollateralization Target Amount will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount. Any Remaining Excess Spread together with any Overcollateralization Release Amount will be applied as Excess Cashflow and distributed pursuant to clauses (3)(A) through (G) below.

On any Distribution Date, any Relief Act Interest Shortfalls and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated as set forth in the definition of “Current Interest” herein.

(2)          The Principal Distribution Amount, shall be distributed in the following manner and order of priority:

(A)         For each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect:

(i)           To the Class A-1 Certificates and Class A-2 Certificates, pro rata based on their respective Class Certificate Principal Balances, the Class A Principal Distribution Amount for such Distribution Date until the Certificate Principal Balances of each such Class is reduced to zero;

(ii)          To the Class M-1 Certificates, any remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(iii)        To the Class M-2 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(iv)         To the Class M-3 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(v)          To the Class M-4 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(vi)         To the Class M-5 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(vii)       To the Class M-6 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(viii)      To the Class M-7 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(ix)         To the Class M-8 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero;

(x)          To the Class M-9 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero; and

(xi)         To the Class M-10 Certificates, any remaining Principal Distribution Amount, until the Certificate Principal Balance of such Class is reduced to zero.

(B)         For each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect:

(i)           To the Class A-1 Certificates and Class A-2 Certificates, pro rata based on their respective Class Certificate Principal Balances, the Class A Principal Distribution

Amount for such Distribution Date until the Certificate Principal Balances of each such Class is reduced to zero;

(ii)          To the Class M-1 Certificates, from any remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(iii)        To the Class M-2 Certificates, from any remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(iv)         To the Class M-3 Certificates, from any remaining Principal Distribution Amount, the Class M-3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(v)          To the Class M-4 Certificates, from any remaining Principal Distribution Amount, the Class M-4 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(vi)         To the Class M-5 Certificates, from any remaining Principal Distribution Amount, the Class M-5 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(vii)       To the Class M-6 Certificates, from any remaining Principal Distribution Amount, the Class M-6 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(viii)      To the Class M-7 Certificates, from any remaining Principal Distribution Amount, the Class M-7 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(ix)         To the Class M-8 Certificates, from any remaining Principal Distribution Amount, the Class M-8 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero;

(x)          To the Class M-9 Certificates, from any remaining Principal Distribution Amount, the Class M-9 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero; and

(xi)         To the Class M-10 Certificates, from any remaining Principal Distribution Amount, the Class M-10 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such Class is reduced to zero.

(3)          Any Excess Cashflow shall be distributed in the following manner and order of priority:

(A)         To the Class A Certificates, pro rata based in accordance with the respective amounts owed to each such Class, (a) first, any remaining Interest Carry Forward

Amount for such Classes, to the extent not fully paid pursuant to clauses (1) (A) and (B) above and (b) second, any, with respect to the Class A-1 Certificates and Class A-2 Certificates only, any Unpaid Realized Loss Amount for such Class for such Distribution Date;

(B)         From any remaining Excess Cashflow, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, an amount equal to the Interest Carry Forward Amount for each such Class for such Distribution Date;

(C)         From any remaining Excess Cashflow otherwise distributable to the Class B-IO Certificates, to the Reserve Fund to pay to the Class A Certificates any Basis Risk Shortfall Carry Forward Amount for such Class for such Distribution Date;

(D)         From any remaining Excess Cashflow otherwise distributable to the Class B-IO Certificates, to the Reserve Fund to pay to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, sequentially in that order, any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date, if any;

(E)          From any remaining Excess Cashflow, to the Class A Certificates, pro rata based in accordance with the respective amounts owed to each such Class, and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the amount of Relief Act Shortfalls and any Prepayment Interest Shortfalls allocated to such Classes of Certificates, to the extent not previously reimbursed;

(F)          From any remaining Excess Cashflow, to the Class B-IO Certificates, an amount equal to the Class B-IO Distribution Amount reduced by amounts distributed in clauses (C) and (D) above; and

(G)         any remaining amounts to each of the Residual Certificates, based on the related REMIC in which such amounts remain.

In addition, notwithstanding the foregoing, on any Distribution Date after the Distribution Date on which the Certificate Principal Balance of a Class of Offered Certificates has been reduced to zero, that Class of Offered Certificates will be retired and will no longer be entitled to distributions, including distributions in respect of Prepayment Interest Shortfalls or Basis Risk Shortfall Carry Forward Amounts.

(b)          In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Servicer shall deposit such funds into the Protected Account pursuant to Section 5.01(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 6.04A. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 6.04A, and so on. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(c)          Subject to Section 11.02 hereof respecting the final distribution, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Securities Administrator at least 5 Business Days prior to the related Record Date, or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 11.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

(d)          On or before 5:00 p.m. Eastern time on the third Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver a report to the Securities Administrator in electronic form (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) containing such data and information, as agreed to by the Servicer and the Securities Administrator such as to permit the Securities Administrator to prepare the Monthly Statement to Certificateholders and to make the required distributions for the related Distribution Date.

Section 6.04A	Allocation of Realized Losses.

All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date as follows: first, to Excess Spread; second, to the reduction of the Overcollateralization Amount; third, to the Class M-10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; ninth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; tenth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eleventh, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; twelfth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourteenth, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and fifteenth, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; provided that no Realized Loss will be applied to reduce the Certificate Principal Balance of any Certificate to the extent that the aggregate Certificate Principal Balance of all Classes after such reduction would be less than the aggregate Stated Principal Balance of all Mortgage Loans as of such Distribution Date. All Realized Losses to be allocated to all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance or Certificate Notional Balance of any Class of Certificates shall be to the Certificate Principal Balance or Certificate Notional Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

(a)          Any allocation of Realized Losses to a Class of Certificates (other than the Class B-IO Certificates) on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class B-IO Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to clause (F) of Section 6.04(a)(3).

As used herein, an allocation of a Realized Loss on a “pro rata basis” among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances or Certificate Notional Balance prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(b)          Realized Losses shall be allocated among the REMIC I Regular Interests, REMIC II Regular Interests and REMIC III Regular Interests as specified in the definitions of REMIC I Realized Losses, REMIC II Realized Losses and REMIC III Realized Losses, respectively.

Section 6.05.	Monthly Statements to Certificateholders.

(a)          Not later than each Distribution Date, the Securities Administrator shall prepare and make available to each Holder of Certificates, the Trustee, the Master Servicer, the Servicer and the Depositor a statement setting forth for the Certificates:

(i)           the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

(ii)          the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

(iii)        the Certificate Principal Balance or Certificate Notional Balance of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

(iv)         the aggregate of the Stated Principal Balances of (A) all of the Mortgage Loans, (B) the first lien Mortgage Loans, (C) the second lien Mortgage Loans, and (D) the Adjustable Rate Mortgage Loans, for the following Distribution Date;

(v)          the related amount of the Servicing Fee, the Master Servicing Fee and Risk Manager Fee paid to or retained by the Servicer, the Master Servicer and the Risk Manager, respectively, for the related Due Period;

(vi)         the Pass-Through Rate for each Class of Offered Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the Net Rate Cap;

(vii)       the amount of Advances included in the distribution on such Distribution Date;

(viii)	the cumulative amount of Applied Realized Loss Amounts to date;

(ix)         the number and aggregate Stated Principal Balances of Mortgage Loans (A) Delinquent (exclusive of Mortgage Loans in foreclosure and bankruptcy) (1) 31 to 60 days, (2) 61 to 90 days, (3) 91 or 120 days and (4) 121 or more days, (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 80 days, (3) 91 or 120 days and (4) 121 or more days and (C) in bankruptcy and Delinquent (1) 31 to 60 days, (2) 61 to 90 days, (3) 91 or 120 days and (4) 121 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans and (3) Adjustable Rate Mortgage Loans;

(x)          with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

(xi)         the total number and principal balance of any real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

(xii)       the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate stated Principal Balance of the Mortgage Loans that are 60 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans and (3) Adjustable Rate Mortgage Loans;

(xiii)      the amount withdrawn from the Pre-Funding Account, the Pre-Funding Reserve Account and the Interest Coverage Account and deemed to be Principal Funds or Interest Funds on that Distribution Date, the amount remaining on deposit in the Pre-Funding Account and in the Interest Coverage Account, following such Distribution Date, and the amount withdrawn from the Pre-Funding Account and used to buy Subsequent Mortgage Loans prior to such Distribution Date;

(xiv)      the Realized Losses during the prior calendar month and the cumulative Realized Losses through the end of the preceding month; and

(xv)	whether a Trigger Event exists.

In addition to the information described above, the Securities Administrator will make available to any Holder of the Class B-IO Certificates any additional information reasonably requested by such holder and available to the Securities Administrator.

The Securities Administrator may make the foregoing Monthly Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Securities Administrator’s internet website. The Securities Administrator’s internet website shall initially be located at “www.etrustee.net”. Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (312) 904-7992. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator may change the way Monthly Statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

(b)          The Securities Administrator’s responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and the Servicer. The Securities Administrator will make available a copy of each statement provided pursuant to this Section 6.05 to each Rating Agency.

(c)          Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 6.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

(d)          The Securities Administrator shall furnish quarterly to the Holders of the Residual Certificates each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

(i)           The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

(ii)          The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

(iii)        The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

(iv)         The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

(v)          The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans; and

(vi)	The amount and timing of any non-interest expenses of a REMIC; and

(vii)       Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on “prohibited transactions,” “contributions” or “net income from foreclosure property” or state or local income or franchise taxes.

Certain information pursuant to clauses (i) and (iii) above shall be provided by the Depositor pursuant to Section 10.12.

Section 6.06.	REMIC Designations and REMIC Distributions.

(a)          The Trustee shall elect that each of REMIC I, REMIC II and REMIC III shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Distribution Account, the Master Servicer Collection Account, the Protected Account, any REO Property, any proceeds of the foregoing and any other assets subject to this Agreement (other than the Reserve Fund). The REMIC I Regular Interests shall constitute the assets of REMIC II. The REMIC II Regular Interests shall constitute the assets of REMIC III.

(b)          On each Distribution Date, the Securities Administrator shall cause the REMIC I Distribution Amount to be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-1 Certificates, as the case may be, in the amounts and with the priorities set forth in the definition of REMIC I Distribution Amount.

(c)          On each Distribution Date, the Securities Administrator shall cause the REMIC II Distribution Amount to be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-2 Certificates, as the case may be, in the amounts and with the priorities set forth in the definition of REMIC II Distribution Amount.

(d)          Notwithstanding the deemed distributions on the REMIC I Regular Interests and REMIC II Regular Interests described in Section 6.03 and this Section 6.06, distributions of funds from the Distribution Account shall be made only in accordance with Section 6.04.

ARTICLE VII

THE CERTIFICATES

Section 7.01.	The Certificates.

The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-5. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

Class	Minimum Denomination	Integral Multiple in Excess of Minimum	Initial Certificate Principal Balance
A-1	$25,000	$1.00	$221,512,000.00
A-2	$25,000	$1.00	$24,613,000.00
A-3	10%	1%	$246,125,000.00*
M-1	$25,000	$1.00	$9,348,000.00
M-2	$25,000	$1.00	$4,883,000.00
M-3	$25,000	$1.00	$3,209,000.00
M-4	$25,000	$1.00	$3,349,000.00
M-5	$25,000	$1.00	$1,675,000.00
M-6	$25,000	$1.00	$1,395,000.00
M-7	$25,000	$1.00	$1,395,000.00
M-8	$25,000	$1.00	$1,395,000.00
M-9	$25,000	$1.00	$1,395,000.00
M-10	$25,000	$1.00	$2,791,000.00
B-IO	10%	1%	N/A*
R-1	100%	N/A	N/A
R-2	100%	N/A	N/A
R-3	100%	N/A	N/A
			*Notional Amount

The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the countersignature of the Securities Administrator by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly countersigned and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Securities Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 7.02.     Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)          The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 7.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Securities Administrator shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator’s customary procedures.

(b)          No Transfer of a Private Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective transferee shall each certify to the Securities Administrator in writing (or shall be deemed to certify in the case of a Book-Entry Certificate) the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit F (the “Investment Letter”) or Exhibit G (the “Rule 144A and Related Matters Certificate”) or (y) there shall be delivered to the Securities Administrator an Opinion of Counsel addressed to the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, the Master Servicer, the Sellers, the Servicer or the Securities Administrator. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Securities Administrator and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Notwithstanding the provisions of the immediately preceeding sentence, no restrictions shall apply with respect to the transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A and Related Matters Certificate as are sufficient to establish that is a QIB. Each Holder of a Private Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Securities Administrator, the Trustee, the Depositor, the Sellers, the Master Servicer and the Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

The Securities Administrator shall be entitled to rely conclusively on any certificate required by this Section 7.02 to be executed in connection with the transfer of any Certificate, and shall be entitled to presume conclusively the continuing accuracy thereof from time to time, in each case without further inquiry or investigation.

The Securities Administrator shall not be responsible for ascertaining whether any transfer complies with, or for otherwise monitoring or determining compliance with, the requirements or terms of the 1933 Act, applicable state securities laws, ERISA or the Code; except that if a certificate is required by the terms of this Section 7.02 to be provided to the Securities Administrator by a prospective transferor or transferee, the Securities Administrator shall examine the same to determine whether it conforms substantially on its face to the applicable requirements of this Section 7.02 and that if an Opinion of Counsel is provided, the Securities Administrator shall examine the same to determine whether it meets the requirements hereof.

No Transfer of an ERISA Restricted Certificate shall be made unless either (i) the Securities Administrator shall have received a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA and/or a plan subject to Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan, or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, the Securities Administrator shall have received an Opinion of Counsel for the benefit of the Securities Administrator and on which it may rely, satisfactory to the Securities Administrator, to the effect that the purchase and holding of such ERISA Restricted Certificate will not constitute or result in the assets of the Trust Fund being deemed to be “plan assets” under ERISA or the Code, will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, the Master Servicer, the Securities Administrator or the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA and/or a plan subject to Section 4975 of the Code without the delivery of the Opinion of Counsel as described above shall be void and of no effect; provided that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Securities Administrator an Opinion of Counsel meeting the requirements of clause (ii) of the first sentence of this paragraph. None of the Trustee, the Servicer, the Master Servicer or the Securities Administrator shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and none of the Trustee, the Servicer, the Master Servicer or the Securities Administrator shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein. None of the Trustee, the Servicer, the Master Servicer or the Securities Administrator shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate or Private Certificate that is in fact not permitted by this Section 7.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee and the Securities Administrator shall each be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee or the Securities Administrator shall be paid and delivered by the Trustee or the Securities Administrator to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

(c)          Each beneficial owner of a Class M Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with “Plan Assets”, (ii) it has acquired and is holding such certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by S&P, Moody’s or Fitch and will obtain a representation from any transferee that such transferee is an accredited investor so long as it is required to obtain a representation regarding compliance with the Securities Act or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

(d)          Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)           Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)          No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

(iii)        Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)         Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 7.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 7.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Trustee nor the Securities Administrator shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 7.02(b) and this Section 7.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate.

(v)          The Master Servicer and the Servicer shall make available within 60 days of written request from the Securities Administrator, all information (to the extent in its possession) necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 7.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel addressed to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Sellers or the Master Servicer to the effect that the elimination of such restrictions will not cause REMIC I, REMIC II or REMIC III, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel addressed to the Securities Administrator and furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(e)          The preparation and delivery of all certificates and opinions referred to above in this Section 7.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Sellers, the Servicer, the Master Servicer or the Securities Administrator.

(f)           Subject to Section 7.02(j), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with Section 7.02(b) and in accordance with the rules of the Depository:

In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Securities Administrator shall register such transfer only upon compliance with the provisions of Section 7.02(b).

In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, the Securities Administrator shall register such transfer only upon compliance with the provisions of Section 7.02(b).

In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Securities Administrator shall register such transfer if the transferee has provided the Securities Administrator with a Rule 144A and Related Matters Certificate or comparable evidence as to its QIB status.

No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A and Related Matters Certificate as are sufficient to establish that it is a QIB.

(g)          Subject to Section 7.02(i), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Section 7.02(g) and in accordance with the rules of the Depository:

A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Securities Administrator a Rule 144A and Related Matters Certificate or comparable evidence as to its QIB status.

A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

(h)          (i)            Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Securities Administrator shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

(ii)          Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Securities Administrator shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

(i)           Any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate shall bear the applicable legends set forth in Exhibit A-2.

(j)           Subject to the restrictions on transfer and exchange set forth in this Section 7.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 7.01 above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Securities Administrator and the Securities Administrator in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Securities Administrator and the Securities Administrator in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Securities Administrator shall, within five Business Days of such request made at the Corporate Trust Office, sign, countersign and deliver at the Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Percentage Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

Neither the Trustee nor the Securities Administrator nor the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates. Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or (b) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Securities Administrator, the Trustee or the Master Servicer as a result of such attempted or purported transfer. Neither the Trustee nor the Securities Administrator shall have any liability for transfer of any such Global Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

Section 7.03.	Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Securities Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 7.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 7.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Securities Administrator under the terms of this Section 7.03 shall be canceled and destroyed by the Securities Administrator in accordance with its standard procedures without liability on its part.

Section 7.04.	Persons Deemed Owners.

The Securities Administrator or the Trustee and any agent of the Securities Administrator or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator or any agent of the Trustee or the Securities Administrator shall be affected by any notice to the contrary.

Section 7.05.	Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of the Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 7.06.	Book-Entry Certificates.

The Regular Certificates (other than the Class B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner’s interest in such Certificates, except as provided in Section 7.08. Unless and until definitive, fully registered Certificates (“Definitive Certificates”) have been issued to the Certificate Owners of such Certificates pursuant to Section 7.08:

(a)	the provisions of this Section shall be in full force and effect;

(b)          the Depositor and the Securities Administrator may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

(c)          registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository;

(d)          the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 7.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

(e)          the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

(f)           the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

(g)          to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

The Private Certificates shall initially be held in fully registered certificate form. If at any time the Holders of all the Certificates of one or more such Classes request that the Securities Administrator cause such Class to become Global Certificates, the Depositor (with the assistance of the Securities Administrator) will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading if it may legally be so traded. If at any time there are to be Global Certificates, the Global Certificates shall be delivered to the Depository by the Depositor or deposited with the Securities Administrator as custodian for the Depository.

All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

Section 7.07.	Notices to Depository.

Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until

Definitive Certificates shall have been issued to the related Certificate Owners, the Securities Administrator shall give all such notices and communications to the Depository.

Section 7.08.	Definitive Certificates.

If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Securities Administrator that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Securities Administrator that it elects to terminate the book-entry system with respect to such Certificates through the Depository, or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Securities Administrator and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interest of the Certificate Owners of such Class, then the Securities Administrator shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Securities Administrator of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall countersign and deliver such Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Trustee and the Securities Administrator shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

Section 7.09.	Maintenance of Office or Agency.

The Securities Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies at the Corporate Trust Office where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its Corporate Trust Office, as the office for such purposes. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VIII

THE DEPOSITOR, THE SERVICER AND THE MASTER SERVICER

Section 8.01.	Liabilities of the Depositor, the Servicer and the Master Servicer.

Each of the Depositor, the Servicer and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

Section 8.02.    Merger or Consolidation of the Depositor, the Servicer or the Master Servicer.

(a)          Each of the Depositor, the Servicer and the Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation, limited liability company or national banking association under the laws of the state of its incorporation or formation, and will obtain and preserve its qualification to do business as a foreign corporation, limited liability company or national banking association in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

(b)          Any Person into which the Depositor, the Servicer or the Master Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Depositor, the Servicer or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Servicer or the Master Servicer, shall be the successor of the Depositor, the Servicer or the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that each Rating Agency’s ratings, if any, of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

Section 8.03.    Indemnification of the Trustee, the Securities Administrator, the Servicer and the Master Servicer.

(a)          The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, including any powers of attorney delivered pursuant to this Agreement, the Custodial Agreement or the Certificates (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Trustee shall have given the Master Servicer and the Sellers written notice thereof promptly after a Responsible Officer of the Trustee shall have with respect to such claim or legal action actual knowledge thereof; provided, however that the failure to give such notice shall not relieve the Master Servicer of its indemnification obligations hereunder. This indemnity shall survive the resignation or removal of the Trustee, Master Servicer or the Securities Administrator and the termination of this Agreement.

(b)          The Servicer agrees to indemnify the Indemnified Persons and to hold them harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Persons may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Master Servicer and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Master Servicer and the Trustee and with counsel reasonably satisfactory to the Master Servicer and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any Indemnified Person in respect of such claim but failure to so notify the Servicer shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Indemnified Persons unless such settlement includes an unconditional release of such Indemnified Persons from all liability that is the subject matter of such claim. The provisions of this Section 8.03(b) shall survive termination of this Agreement.

(c)          The Seller will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise paid or covered pursuant to Subsections (a) or (b) above.

Section 8.04.     Limitations on Liability of the Depositor, the Servicer, the Master Servicer and Others. Subject to the obligation of the Sellers, the Servicer and the Master Servicer to indemnify the Indemnified Persons pursuant to Section 8.03:

(a)          None of the Depositor, the Servicer, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Servicer and the Master Servicer shall be under any liability to the Indemnified Persons, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b)          The Depositor, the Servicer, the Master Servicer and any director, officer, employee or agent of the Depositor, the Servicer and the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c)          The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Custodian and any director, officer, employee or agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Custodian shall be indemnified by the Trust Fund and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to (i) any claim or legal action (including any pending or threatened claim or legal action) or (ii) the performance of its obligations or exercise of its rights (absent gross negligence or manifest error on the part of any such party), relating to this Agreement, the Custodial Agreement, the Mortgage Loans or the Certificates, other than (i) any such loss, liability or expense related to the Servicer’s, the Master Servicer’s, the Securities Administrator’s or the Trustee’s failure to perform its respective duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian’s failure to perform its duties under the Custodial Agreement, or (ii) any such loss, liability or expense incurred by reason of the Trustee’s, the Securities Administrator, the Servicer’s, the Master Servicer’s or the Custodian’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

(d)          None of the Depositor, the Servicer or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 5.06. Nothing in this Subsection 8.04(d) shall affect the Master Servicer’s obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Article IV.

(e)          In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Fund might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give written notice to the Trustee if it has notice of such potential liabilities.

(f)	The Master Servicer shall not be liable for any acts or omissions of the Servicer.
Section 8.05.	Master Servicer and Servicer Not to Resign.

(a)          Except as provided in Section 8.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the prior written consent of the Trustee (which consent shall not be unreasonably withheld or delayed) or (ii) upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the

Master Servicer shall be evidenced by an Opinion of Counsel to such effect, addressed to and delivered to, the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 9.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

(b)          The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer and (ii) upon compliance with the following requirements: (A) the Servicer or a designee has proposed a successor servicer to the Master Servicer and the Master Servicer has consented thereto, this consent not to be withheld unreasonably, (B) the proposed successor is qualified to service Mortgage Loans on behalf of Fannie Mae or Freddie Mac, and (C) the Trustee has received written confirmation from each Rating Agency that the appointment of this successor will not cause that Rating Agency to reduce, qualify or withdraw its then-current ratings assigned to any class of Offered Certificates. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect addressed to and delivered, to the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer and the Trustee. No such resignation shall become effective until a Qualified Successor or the Master Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder. The Servicer shall notify the Master Servicer, the Trustee and the Rating Agencies of the resignation of the Servicer or the assignment of all or a portion of its servicing duties hereunder in accordance with this Section 8.05.

No appointment of a successor to the Servicer, whether by the Servicer resigning as provided above or the termination of the Servicer following a Servicer Event of Default, shall be effective hereunder unless (a) the Rating Agencies have confirmed in writing that such appointment will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates, and (b) such successor has agreed to assume the obligations of the Servicer hereunder. The Servicer shall provide a copy of the written confirmation of the Rating Agencies and the agreement executed by such successor to the Master Servicer and the Trustee.

Section 8.06.    Successor Master Servicer. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. In no event shall the compensation of any successor master servicer exceed that permitted the Master Servicer hereunder without the consent of all of the Certificateholders.

Section 8.07.     Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below) and meets the eligibility requirements hereunder to serve as Master Servicer and Securities Administrator; (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel addressed to the Trustee, each stating that all conditions precedent to such action under this Agreement have been satisfied and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

ARTICLE IX

DEFAULT; TERMINATION OF THE MASTER SERVICER OR THE SERVICER

Section 9.01.	Master Servicer Events of Default.

“Event of Default,” wherever used herein, means any one of the following events:

(i)           any failure by the Master Servicer to remit to the Securities Administrator any amounts received or collected by the Master Servicer in respect of the Mortgage Loans and required to be remitted by it hereunder or any Advance required to be made by it pursuant to this Agreement, which failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee, the Securities Administrator or the Depositor, or to the Trustee, Securities Administrator and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates;

(ii)          any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any breach of a representation or warranty by the Master Servicer, which failure or breach shall continue unremedied for a period of 60 days (or 4 days, in the case of a failure or breach in connection with Sections 4.16 and 4.17 hereof) with respect after the date on which written notice of such failure shall have been given to Master Servicer by the Trustee or the Depositor, or to the Trustee and the Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates;

(iii)         a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

(iv)         the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer;

(v)          the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(vi)         the Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 3.03, 8.05 or 8.07; or

(vii)       The Master Servicer fails to deposit, or cause to be deposited, in the Distribution Account any Advance (other than a Nonrecoverable Advance) required to be made by the Master Servicer by 12:00 Noon, New York City time, on the Distribution Account Deposit Date.

If an Event of Default described in clauses (i) through (vi) shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency), and if an Event of Default described in clause (vii) above shall occur, the Trustee shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations (but not the liabilities) of the Master Servicer (and the Securities Administrator if the Master Servicer and the Securities Administrator are the same entity) under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer (and, if applicable, the Securities Administrator) hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, or any successor appointed pursuant to Section 9.02 (a “Successor Master Servicer”). Such Successor Master Servicer shall thereupon if such Successor Master Servicer is a successor to the Master Servicer, make any Advance required by Article VI, subject, in the case of the Trustee, to Section 9.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer and, if applicable, the terminated Securities Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage

Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII or Article X. The Master Servicer and, if applicable, the Securities Administrator agrees to cooperate with the Trustee in effecting the termination of the Master Servicer’s and, if applicable, the Securities Administrator’s responsibilities and rights hereunder, including, without limitation, the transfer to the applicable Successor Master Servicer of all cash amounts which shall at the time be credited to the Master Servicer Collection Account maintained pursuant to Section 5.05, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default known to the Trustee.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which the Master Servicer would have been entitled pursuant to Sections 5.04 and to receive any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Notwithstanding the foregoing, if an Event of Default described in clause (vii) of this Section 9.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Advance the nonpayment of which was an Event of Default described in clause (vii) of this Section 9.01. Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

Section 9.02.	Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination pursuant to Section 9.01 hereof the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, further, however that, pursuant to Article VI hereof, the Trustee in its capacity as successor Master Servicer shall be responsible for making any Advances required to be made by the Master Servicer immediately upon the termination of the Master Servicer and any such Advance shall be made on the Distribution Date on which such Advance was required to be made by the predecessor Master Servicer. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all compensation, reimbursement of expenses and indemnification that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any acts or omissions of the Master Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law, (iii) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (iv) obligated to deposit losses on any Permitted Investment directed by the

Master Servicer. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Article VI or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000, (ii) be acceptable to the Trustee (which consent shall not be unreasonably withheld) and (iii) be willing to act as successor servicer of any Mortgage Loans under this Agreement, and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under Section 9.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this Section 9.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 4.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation unless agreed to by the Certificateholders shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer and the Securities Administrator to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

The costs and expenses of the Trustee in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee pursuant to Section 10.05.

Section 9.03.	Notification to Certificateholders.

(a)          Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b)          Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.

Section 9.04.	Waiver of Master Servicer Defaults.

The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing not less than 51% of the Voting Rights may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made of any required distribution on the Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

Section 9.05.	Servicer Events of Default.

“Servicer Event of Default,” wherever used herein, means any one of the following events:

(i)           any failure by the Servicer to remit to the Master Servicer any payment including any Advance required to be made under the terms of this Agreement on any Remittance Date which continues unremedied for one Business Day after written notice of such failure shall have been given to the Servicer by the Master Servicer, the Trustee, the Securities Administrator or the Depositor, or to the Servicer, the Master Servicer, Securities Administrator and the Trustee by the holders of certificates evidencing not less than 25% of the voting rights evidenced by the certificates;

(ii)          failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than Sections 3.13 or 3.14) on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continue unremedied for a period of sixty days (except that such number of days shall be ten in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer Securities Administrator and the Trustee or to the Servicer, the Master Servicer, Securities Administrator and the Trustee by the holders of certificates evidencing not less than 25% of the voting rights evidenced by the certificates;

(iii)         a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days;

(iv)         the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property;

(v)          the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(vi)         except as otherwise permitted herein, the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

(vii)       the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder; or

(viii)      failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.13 or Section 3.14 which failure continues unremedied for a period of four (4) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer.

then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Master Servicer, by notice in writing to the Servicer may, in addition to whatever rights the Master Servicer and the Trustee on behalf of the Certificateholders may have under Section 8.03 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer after a transitional period not to exceed 90 days. Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Master Servicer’s possession all Mortgage Files relating to the Mortgage Loans, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense. The Servicer agrees to cooperate with the Master Servicer in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to its Protected Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any related REO Property.

The costs and expenses of the Master Servicer in connection with the termination of the Servicer, appointment of a successor to the Servicer, and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or other successor to the Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or such successor to service the related Mortgage Loans properly and effectively, to the extent not previously paid by the terminated Servicer, shall be payable to the Master Servicer or such successor pursuant to Section 5.06.

Section 9.06.	Waiver of Servicer Defaults.

The Master Servicer may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X

CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE RISK MANAGER

Section 10.01.	Duties of Trustee.

(a)          The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person’s own affairs.

(b)          Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee or the Securities Administrator, respectively, shall examine them to determine whether they are, on their face, in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the

Master Servicer; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

(c)          On each Distribution Date, the Securities Administrator shall make monthly distributions and the final distribution to the related Certificateholders from related funds in the Distribution Account as provided in Sections 6.04 and 11.02 herein based solely on the report delivered by the Master Servicer pursuant to Section 6.03(d).

(d)          No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)           Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

(ii)          Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

(iii)         Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates (or such other percentage as specifically set forth herein), if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

(iv)         The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

(v)          The Securities Administrator shall not in any way be liable by reason of any insufficiency in any Account held in the name of Trustee unless it is determined by a court of competent jurisdiction in a non-appealable judgment that the Securities Administrator’s gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Securities Administrator is obligor and has defaulted thereon);

(vi)         The Trustee shall not in any way be liable by reason of any insufficiency in any Account held in the name of Trustee unless it is determined by a court of competent jurisdiction in a non-appealable judgment that the Trustee’s gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

(vii)       Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(viii)      None of the Securities Administrator, the Master Servicer, the Seller, the Depositor, the Trustee or the Custodian shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Servicer.

(e)          All funds received by the Securities Administrator and required to be deposited in the Distribution Account pursuant to this Agreement shall be promptly so deposited by the Securities Administrator.

Section 10.02.	Certain Matters Affecting the Trustee and the Securities Administrator.
(a)	Except as otherwise provided in Section 10.01:

(i)           The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution or certificate of the Sellers, the Master Servicer or the Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)          The Trustee and the Securities Administrator may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)         Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

(iv)         Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred with respect to the Trustee, and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)          Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

(vi)         The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any paying agent other than the Securities Administrator to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consents will not be unreasonably withheld. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee’s or the

Securities Administrator’s agents or attorneys or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

(vii)       Should the Trustee or the Securities Administrator deem the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions; the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act;

(viii)      Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 10.07; and

(ix)         Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

Section 10.03.  Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature and countersignature of the Securities Administrator on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Securities Administrator on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.06 hereof; provided, however, that the foregoing shall not relieve the Trustee, or the Custodian on its behalf, of the obligation to review the Mortgage Files pursuant to Section 2.02 of this Agreement. The Securities Administrator’s signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Securities Administrator and shall not constitute the Certificates an obligation of the Securities Administrator in any other capacity. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to Section 2.06, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or the Custodial Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 10.04.	Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 10.05.	Trustee’s and Securities Administrator's Fees and Expenses.

The fees and expenses of the Trustee and the Securities Administrator shall be paid in accordance with a side letter agreement with the Master Servicer and at the expense of the Master Servicer. In addition, the Securities Administrator shall be entitled to any investment income on amounts on deposit in the Master Servicer Collection Account and the Distribution Account. In addition, the Trustee and the Securities Administrator shall be entitled to recover from the Master Servicer Collection Account pursuant to Section 5.06 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Master Servicer Collection Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses, disbursements or advances from the Depositor and the Depositor hereby agrees to pay such expenses, disbursements or advances upon demand. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

Section 10.06.	Eligibility Requirements for Trustee and the Securities Administrator.

The Trustee and any successor Trustee and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated “BBB” or higher by Fitch with respect to their long-term rating and rated “BBB” or higher by Standard & Poor’s and “Baa2” or higher by Moody’s with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee or successor Securities Administrator other than pursuant to Section 10.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies (which consent shall not be unreasonably withheld). The Trustee shall not be an Affiliate of the Master Servicer. If the Trustee or the Securities Administrator publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trustee or the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.08.

Section 10.07.	Insurance.

The Trustee and the Securities Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a “Financial Institution Bond” and/or a “Bankers’ Blanket Bond”). The Securities Administrator may self-insure if it maintains a long term unsecured debt rating of “A” (or its equivalent) by the Rating Agencies. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee’s or the Securities Administrator’s, respectively, compliance with this Section 10.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 10.08.	Resignation and Removal of Trustee and Securities Administrator.

The Trustee and the Securities Administrator may at any time resign (including, in the case of the Securities Administrator, in connection with the resignation or termination of the Master Servicer) and be discharged from the Trust Fund hereby created by giving written notice thereof to the Depositor, the Seller, the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning trustee or securities administrator, as applicable, and the successor trustee or securities administrator, as applicable. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor trustee or securities administrator.

If at any time (i) the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator and (C) the Trustee or the Securities Administrator, as applicable fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicer may remove the Trustee or the Securities Administrator, as applicable, and appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Securities Administrator, each Master Servicer and the successor trustee or successor securities administrator, as applicable.

The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee or Securities Administrator and appoint a successor trustee or securities administrator by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee or successor securities administrator to each of the Master Servicer, the Trustee or Securities Administrator so removed and the successor trustee or securities administrator so appointed. Notice of any removal of the Trustee or Securities Administrator shall be given to each Rating Agency by the Trustee or successor trustee.

Any resignation or removal of the Trustee or Securities Administrator and appointment of a successor trustee or securities administrator pursuant to any of the provisions of this Section 10.08 shall become effective upon acceptance of appointment by the successor trustee or securities administrator as provided in Section 10.09 hereof.

Section 10.09.	Successor Trustee or Securities Administrator.

Any successor trustee or securities administrator appointed as provided in Section 10.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee or securities administrator shall become effective and such successor trustee or securities administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein.

No successor trustee or securities administrator shall accept appointment as provided in this Section 10.09 unless at the time of such acceptance such successor trustee or securities administrator shall be eligible under the provisions of Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee or securities administrator as provided in this Section 10.09, the successor trustee or securities administrator shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates. If the successor trustee or securities administrator fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

Section 10.10.	Merger or Consolidation of Trustee or the Securities Administrator.

Any corporation, state bank or national banking association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee or of the business of the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator hereunder, provided that such corporation shall be eligible under the provisions of Section 10.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 10.11.	Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 10.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.09.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether a Trustee hereunder or as a Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)          No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)        The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co- trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 10.12.  Federal Information Returns and Reports to Certificateholders; REMIC Administration.

(a)          It is intended that the Trust Fund shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a “real estate mortgage investment conduit” as defined in and in accordance with the REMIC Provisions. For federal income tax purposes, the taxable year of each REMIC formed hereunder shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting.

(b)          The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC formed hereunder, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to mortgaged property that is abandoned or foreclosed, receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness, interest, original issue discount and market discount or premium (using a constant prepayment assumption of 30% CPR). The Securities Administrator will apply for an Employee Identification Number from the Internal Revenue Service under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities

Administrator shall timely prepare, file and sign, IRS Form 8811, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC formed hereunder (the “REMIC Reporting Agent”). The Securities Administrator shall make elections to treat each REMIC formed hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2005 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe, and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage interest in the Class R-1 Certificates is hereby designated as the “Tax Matters Person” (within the meaning of Treasury Regulation § 1.860F-4(d)) for REMIC I, the Holder of the largest percentage interest in the Class R-2 Certificates is hereby designated as the “Tax Matters Person” for REMIC II and the Holder of the largest percentage interest in the Class R-3 Certificates is hereby designated as the “Tax Matters Person” for REMIC III. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney in fact for the purpose of acting as Tax Matters Person for each REMIC formed hereunder during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Securities Administrator from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the largest percentage interest in a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

The Securities Administrator, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Securities Administrator shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (b) the Securities Administrator shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (c) the Securities Administrator shall pay, from the sources specified this Section 10.12, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (d) the Securities Administrator shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information and any state tax returns required by Section 10.12(d) below; (e) the Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis; (f) the Securities Administrator shall not enter into any arrangement not otherwise provided for in this

Agreement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code; and (l) as and when necessary and appropriate, the Securities Administrator, at the expense of the Trust Fund, shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

In order to enable the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Securities Administrator within 10 days after the Closing Date all information or data that the Securities Administrator requests in writing and reasonably determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide, or cause the Master Servicer or any other appropriate party to provide, to the Securities Administrator promptly upon written request therefor, any such additional information or data that the Securities Administrator may, from time to time, reasonably request in order to enable the Securities Administrator to perform its duties as set forth herein. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any of REMIC I, REMIC II or REMIC III as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to any of REMIC I, REMIC II or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II or REMIC III, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Securities Administrator, if any such other tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Agreement, (ii) any party hereto (other than the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders, and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class M-10 Certificates, second, to the Class M-9 Certificates, third, to the Class M-8 Certificates, fourth, to the Class M-7 Certificates, fifth, to the Class M-6 Certificates, sixth, to the Class M-5 Certificates, seventh, to the Class M-4 Certificates, eighth, to the Class M-3 Certificates, ninth, to the Class M-2 Certificates, tenth, to the Class M-1 Certificates, and eleventh to the Class A Certificates, pro rata. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Securities Administrator is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Securities Administrator shall promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

The Securities Administrator agrees that, in the event it should obtain any information necessary for the other party to perform its obligations pursuant to this Section 10.12, it will promptly notify and provide such information to such other party.

(c)          The Securities Administrator shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 7.02(d), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 7.02(d) (or which is deemed by statute to be an entity with a disqualified member).

(d)          The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC formed hereunder or the Trust Fund.

(e)          Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

(f)           The Securities Administrator agrees to indemnify the Trust Fund and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund or the Depositor as a result of a breach of the Securities Administrator’s covenants set forth in this Section 10.12.

Section 10.13.	Duties of Risk Manager.

(a)          The Certificateholders, by their purchase and acceptance of the Certificates, appoint Risk Management Group, LLC as Risk Manager. For and on behalf of the Trustee, the Risk Manager will provide reports and recommendations concerning certain delinquent and defaulted Mortgage Loans. Such reports and recommendations will be based upon information provided pursuant to Risk Management Agreement to the Risk Manager by the Servicer. The Risk Manager shall look solely to the Servicer for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans and neither the Trustee nor the Master Serciver shall have any obligation to provide any such information to the Risk Manager and shall not otherwise have any responsibility under the Risk Management Agreement.

(b)          On or about the 25th calendar day of each month, the Risk Manager shall have prepared and shall make available to the Trustee, the Securities Administrator, the Master Servicer and each Certificateholder, the following reports (each such report to be made in a format compatible with EDGAR filing requirements):

(i)           Forecasted Loss Report: a summary of those Mortgage Loans which are either REO Properties or are in foreclosure and for which a loss is projected to occur upon liquidation;

(ii)          Watch List Report: a summary of those Mortgage Loans that are Delinquent and may represent potential forecasted loss candidates if the economics of such Mortgage Loans remains the same;

(iii)        Red Flag Dashboard Report: a summary of those Mortgage Loans that represent specific non-performance problems; i.e. foreclosures that are exceeding their stated timelines by 60 days or more;

(iv)         Gain/Loss Report: a summary of those Mortgage Loans that have liquidated during the current month and their resulting gain or loss and loss severity;

(v)          Mortgage Insurance Claims Report: a summary of mortgage insurance claims submitted to the PMI insurer by the Servicer, claim payment and denial information, and penalties assessed by the PMI insurer; and

(vi)         Highlighted Summary Report: a report which shall include statistical and/or graphical portrayals of:

(1)          Delinquency Trend: the delinquency trend, over time, of the Mortgage Loans;

(2)          Prepayment Analysis the constant prepayment rate "CPR" experience of the Mortgage Loans; and

(3)          Standard Default Assumption: the Standard Default Assumption experience of the Mortgage Loans.

The Risk Manager shall make such reports and any additional information reasonably requested by the Depositor available each month to the Certificateholders, the Trustee, the Securities Administrator, the Master Servicer and the Rating Agencies via the Risk Manager's internet website, located at http://www.rmgglobal.com/rmgpd/EllingtonTrust2005-1.asp. None of the Trustee, the Securities Administrator or the Master Servicer will have any obligation to review such reports or otherwise to monitor or supervise the activities of the Risk Manager.

(c)          The Risk Manager shall reasonably cooperate with the Depositor, the Trustee, the Master Servicer and the Securities Administrator in connection with the Trust Fund's satisfying the reporting requirements under the 1934 Act with respect to reports prepared by the Risk Manager.

(d)          By March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day), the Risk Manager shall deliver a signed certification, in the form attached hereto as Exhibit O (the "Risk Manager Certification"), for the benefit of the Depositor, the Securities Administrator, the Master Servicer and the Trustee and for the benefit of the Person(s) signing the Form 10-K Certification; provided (i) that the Risk Manager Certification shall be so provided by March 10th of such year only to the extent that the Securities Administrator delivers a draft (without exhibits) of the applicable Annual Report of Form 10-K to the Risk Manager by the 5th Business Day in March of such year and (ii) in the event that the Securities Administrator delivers the draft Form 10-K referred to in clause (i) after the 5th Business Day in March of such year, the Risk Manager shall deliver the Risk Manager Certification as soon an practicable but no later than five calendar days after the date of delivery to the Risk Manager of such draft Form 10-K.

(e)          In the event that prior to the filing date of the Form 10-K in March of each year, the Risk Manager has knowledge or information material to the Risk Manager Certification, the Risk Manager shall promptly notify the Depositor, the Securities Administrator and the Master Servicer no later than March 10th of such year, in writing.

Section 10.14.	Limitation Upon Liability of the Risk Manager.

Neither the Risk Manager, nor any of the directors, officers, employees or agents of the Risk Manager, shall be under any liability to the Trustee, the Securities Administrator, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by Servicer under the Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the Risk Management Agreements. The Risk Manager and any director, officer, employee or agent of the Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, any may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the Risk Management Agreement in the performance of its duties thereunder and hereunder.

Section 10.15.	Removal of the Risk Manager.

The Risk Manager may be removed as Risk Manager by the Master Servicer at the direction of the Depositor, without cause, upon ten (10) days prior written notice. The Servicer shall provide such written notice to the Trustee and the Securities Administrator, and upon receipt of such notice, the Trustee shall provide written notice to the Risk Manager of its removal, effective upon receipt of such notice.

Section 10.16.	REMIC-Related Covenants.

For as long as each REMIC created hereunder shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Sellers, the Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement, the sale of a Mortgage Loan that is in default (in lieu of foreclosure), Loan Purchase Agreement or Section 2.03 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion.

ARTICLE XI

TERMINATION

Section 11.01.	Termination Upon Liquidation or Repurchase of all Mortgage Loans.

Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Servicer, the Master Servicer, the Sellers, the Securities Administrator, the Risk Manager and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by Servicer, either at the direction of and for the account of the Majority B-IO Holder or for its own account, all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at a price (the “Mortgage Loan Purchase Price”) equal to the sum of, without duplication (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate to, but not including, the first day of the month of such purchase, (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Servicer or the Master Servicer, including unreimbursed Advances and Servicing Advances made on the Mortgage Loans prior to and including the exercise of such repurchase right, (v) any costs and damages incurred by the Trust in connection with any violation of any predatory or abusive lending laws with respect to a Mortgage Loan, and (vi) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to Section 10.05 and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (ii) the Latest Possible Maturity Date.

The right to repurchase all Mortgage Loans and REO Properties pursuant to clause in the preceding paragraph shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in the Trust Fund, at the time of any such repurchase, aggregating 10% or less on its own account, the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans (including, for the avoidance of doubt, the Pre-Funding Amount as of the Closing Date).

On the Optional Termination Date, the Majority B-IO Holder shall have the right to direct the Servicer to repurchase the Mortgage Loans as set forth above. If the Majority B-IO Holder does not exercise its right to direct the Servicer to purchase the Mortgaged Property on the Optional Termination Date, the Servicer will have the right on its own account to purchase all the remaining Mortgage Loans and REO Property. In order to exercise such right, the Servicer must first provide notice to the Majority B-IO Holder at least ten Business Days prior to exercising such right. If the Servicer does not receive written objection from the Majority B-IO Holder within five Business Days prior to the date set forth in the notice of the intention to exercise such right, the Servicer will have the right to purchase the Mortgage Loans notwithstanding any later objection from the Majority B-IO Holder.

Section 11.02.	Final Distribution on the Certificates.

If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Master Servicer Collection Account, the Master Servicer shall direct the Securities Administrator to send a final distribution notice promptly to each Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Securities Administrator. If the Servicer or Majority B-IO Holder elects to terminate the Trust Fund pursuant to Section 11.01, at least 20 days prior to the date notice is to be mailed to the Certificateholders, the party electing such termination shall notify the Depositor and the Securities Administrator of the date such person intends to terminate the Trust Fund. The party electing to terminate the Trust Fund will remit the Mortgage Loan Purchase Price to the Securities Administrator on the Business Day prior to the Distribution Date for such Optional Termination. If the Majority B-IO Holder directs the Servicer to exercise the Optional Termination on their behalf, the Majority B-IO Holder shall reimburse the Servicer for its reasonable out-of-pocket expenses incurred in connection with such Optional Termination and shall indemnify and hold harmless the Servicer for any losses, liabilities or expenses resulting from any claims directly resulting from or relating to the Servicer’s termination of the Trust Fund at the direction of the Majority B-IO Holder, except to the extent such losses, liabilities or expenses arise out of or result from the Servicer’s negligence, bad faith or willful misconduct.

Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than two Business Days after the Determination Date in the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

In the event such notice is given, the Servicer shall cause all funds in the Protected Account to be remitted to the Master Servicer for deposit in the Master Servicer Collection account and the Master Servicer shall cause all funds in the Master Servicer Collection Account to be remitted to the Securities Administrator for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee or the Custodian shall promptly release to the Servicer (either for itself or on behalf of the Majority B-IO Holder) the Mortgage Files for the Mortgage Loans and the Trustee shall execute and deliver any documents prepared and delivered to it which are necessary to transfer any REO Property.

Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to Certificateholders of each Class the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 6.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

Section 11.03.	Additional Termination Requirements.

(a)          Upon exercise by the Servicer (whether at its own discretion or at the direction of the Majority B-IO Holder) of its purchase option as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Securities Administrator have been supplied with an Opinion of Counsel addressed to the Securities Administrator, at the expense of the Servicer or the Majority B-IO Holder, as applicable, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on “prohibited transactions” of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(1)          The Servicer shall establish a 90-day liquidation period and notify the Securities Administrator thereof, and the Securities Administrator shall in turn specify the first day of such period in a statement attached to the tax return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury Regulation Section 1.860F-1. The Servicer shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Servicer;

(2)          During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Securities Administrator shall sell all of the assets of REMIC I, REMIC II and REMIC III for cash; and

(3)          At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I shall terminate at that time.

(b)          By their acceptance of the Certificates, the Holders thereof hereby authorize the adoption of a 90-day liquidation period for REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

(c)          The Securities Administrator as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation prepared by the Servicer, and the receipt of the Opinion of Counsel referred to in Section 11.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Servicer.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01.	Amendment.

This Agreement may be amended from time to time by parties hereto without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein (including to give effect to the expectations of investors), to change the manner in which the Master Servicer Collection Account maintained by the Master Servicer or the Protected Account maintained by the Servicer is maintained or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of REMIC I, REMIC II and REMIC III as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any of REMIC I, REMIC II or REMIC III pursuant to the Code that would be a claim against any of REMIC I, REMIC II or REMIC III at any time prior to the final redemption of the Certificates, provided that each of the Trustee and the Securities Administrator has been provided an Opinion of Counsel addressed to the Trustee and the Securities Administrator, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Securities Administrator or the Trust Fund, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of each Class of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC or (iii) reduce the aforesaid percentages of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee and the Securities Administrator, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on REMIC I, REMIC II or REMIC III or the Certificateholders or cause REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Securities Administrator shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 12.02.	Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust’s expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12.03.	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS

OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS).

Section 12.04.	Intention of Parties.

It is the express intent of the parties hereto that the conveyance of (i) the Conveyed Assets by the Sellers to the Depositor and (ii) the Trust Fund by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sellers to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sellers or the Depositor, as applicable, or if for any other reason, either Mortgage Loan Purchase Agreement, any Subsequent Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in such assets, then (i) each Mortgage Loan Purchase Agreement, any Subsequent Mortgage Loan Purchase Agreement and this Agreement shall each be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) the conveyance of the Conveyed Assets provided for in the Mortgage Loan Purchase Agreements or any Subsequent Mortgage Loan Purchase Agreement shall be deemed to be an assignment and a grant by the Sellers to the Depositor of a security interest in the Conveyed Assets, whether now owned or hereafter acquired, and (iii) the conveyance of the Trust Fund provided for in this Agreement from the Depositor to the Trustee shall be deemed to be an assignment and a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the assets that constitute the Trust Fund (including the Depositor’s interest in the Conveyed Assets), whether now owned or hereafter acquired.

The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Section 12.05.	Notices.

(a)          Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Securities Administrator has actual knowledge:

(i)	Any material change or amendment to this Agreement;

(ii)          The occurrence of any Servicer Event of Default or Event of Default that has not been cured;

(iii)        The resignation or termination of the Servicer, the Master Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

(iv)         The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.18 and 11.01; and

(v)	The final payment to Certificateholders.

(b)          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to (i) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel; (ii) in the case of the Trustee, at each Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; (iii) in the case of the Rating Agencies, (x) Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: RMBS Surveillance and (y) Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group; (iv) in the case of the Servicer, Ocwen Loan Servicing, LLC, 1661 Worthington Road, Suite 100, West Palm Beach, FL 33409, Attention: Secretary; (v) in the case of the Securities Administrator and the Master Servicer, LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603, Attention: Global Securities and Trust Services Group-Bear Stearns Asset Backed Securities I Trust 2005-CL1; (vi) in the case of the Custodian, Wells Fargo Bank, National Association, 1015 10th Avenue SE, Minneapolis, MN 55414, Attention: Account Manager - BSABS 2005-CL1; (vii) in the case of the Risk Manager, The Risk Management Group, LLC, 60 Sackett Street, Brooklyn, NY 11231, Attention: Charlie Cacici; (viii) in the case of Ocwen Trust, 1661 Worthington Road, Centre Park West, Suite 100, West Palm Beach, FL 33404, Attention: Secretary; (ix) in the case of Ellington 2005-1, Ellington Acquisition Trust 2005-1, C/O Wells Fargo Delaware Trust Company, Attention: Edward Truitt; (x) in the case of Ellington 2005-2, Ellington Acquisition Trust 2005-2, C/O Wells Fargo Delaware Trust Company, Attention: Edward Truitt; (xi) in the case of the Ocwen Guarantor, 1661 Worthington Road, Centre Park West, Suite 100, West Palm Beach, FL 33404, Attention: Secretary; and (xii) in the case of the Ellington Guarantor, Ellington Credit Fund, Ltd., 53 Forest Avenue, Old Greenwich, CT 06870, Attention: Joseph Battiato. Any notice delivered to the Sellers, the Ocwen Guarantor, the Ellington Guarantor, the Master Servicer, the Servicers, the Securities Administrator, the Risk Manager, the Trustee or the Depositor under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 12.06.	Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.07.	Assignment.

Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 8.07, this Agreement may not be assigned by the Servicer, the Seller or the Depositor.

Section 12.08.	Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Securities Administrator, as appropriate, a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Securities Administrator, as appropriate to institute such action, suit or proceeding in its own name as Trustee or the Securities Administrator, as appropriate, hereunder and shall have offered to the Trustee or the Securities Administrator, as appropriate, such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Securities Administrator, as appropriate, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.08, each and every Certificateholder, the Trustee or the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 12.09.	Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the

Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 12.09 shall be borne by the party requesting such inspection, subject to such party’s right to reimbursement hereunder (in the case of the Trustee, pursuant to Section 10.05 hereof).

Section 12.10.	Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Securities Administrator pursuant to this Agreement, are and shall be deemed fully paid.

Section 12.11.	Jurisdiction; Waiver of Jury

(a)          Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Certificates or this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the Parties irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of its agent set forth in Section 12.05(b). Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)          EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

* * *

IN WITNESS WHEREOF, the Depositor, the Servicer, the Master Servicer, the Sellers, the Guarantors, the Securities Administrator, the Custodian, the Risk Manager and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

as Depositor

By: /s/ Baron Silverstein

Name: Baron Silverstein
Title: Senior Managing Director

ELLINGTON ACQUISITION TRUST 2005-1,

as Seller

By: Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Acquisition Trustee

By: /s/ Edward L. Truitt, Jr.

Name: Edward L. Truitt, Jr.
Title: Vice President

ELLINGTON ACQUISITION TRUST 2005-2,

as Seller

By: Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Acquisition Trustee

By: /s/ Edward L. Truitt, Jr.

Name: Edward L. Truitt, Jr.

Title: Vice President

OCWEN MORTGAGE ASSET TRUST I,

as Seller

By:  Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee

By: /s/ Steven A. Finklea

Name: Steven A. Finklea
Title: Vice President

OCWEN LOAN SERVICING, LLC,

as Servicer

By: /s/ Richard Delgado

Name: Richard Delgado
Title: Authorized Representative

LASALLE BANK NATIONAL ASSOCIATION,

as Master Servicer and Securities
Administrator

By: /s/ Christopher Lewis

Name: Christopher Lewis
Title: Assistant Vice President

CITIBANK, N.A.,

as Trustee

By: /s/ John Hannon

Name: John Hannon

Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Custodian

By: /s/ Leigh Taylor

Name: Leigh Taylor

Title: Vice President

RISK MANAGEMENT GROUP, LLC,

as Risk Manager

By: /s/ Charles J. Cacici

Name: Charles J. Cacici

Title: Managing Member

RISK MANAGEMENT GROUP, LLC,

as Risk Manager

By: /s/ John Cafiero

Name: John Cafiero

Title: Managing Member

Accepted and Agreed as to Sections 2.02, 2.03 and 2.05 in is capacity as Guarantor

ELLINGTON CREDIT FUND, LTD,

         as Guarantor

By: /s/ Laurence E. Penn

Name: Laurence E. Penn
Title: Managing Director

OCWEN FINANCIAL CORPORATION,

         as Guarantor

By: /s/ Richard Delgado

Name: Richard Delgado
Title: Senior Vice President

STATE OF NEW YORK       )

 ) ss.:

COUNTY OF NEW YORK   )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, one of the companies that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited liability company and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling

Notary Public

[Notarial Seal]

STATE OF DELAWARE         )

  ) ss.:

COUNTY OF NEW CASTLE   )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Steven A. Finklea, personally known to me on the basis of satisfactory evidence to be an authorized representative of Delaware Trust Company, National Association, the Owner Trustee of Ocwen Mortgage Asset Trust I, (“OMAT”), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee of OMAT.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Sheri M. Robinson

Notary Public

[Notarial Seal]

STATE OF DELAWARE      )

) ss.:

COUNTY OF NEW CASTLE   )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Edward Truitt, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Delaware Trust Company (“WFDTC”), the Acquisition Trustee of Ellington Acquisition Trust 2005-1 (the “Acquisition Trust”), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of WFDTC, not in its individual capacity but solely as Acquisition Trustee for the Acquisition Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Molly Ann Breffitt

Notary Public

[Notarial Seal]

STATE OF DELAWARE    )

) ss.:

COUNTY OF NEW CASTLE    )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Edward Truitt, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Delaware Trust Company (“WFDTC”), the Acquisition Trustee of Ellington Acquisition Trust 2005-2 (the “Acquisition Trust”), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of WFDTC, not in its individual capacity but solely as Acquisition Trustee for the Acquisition Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Molly Ann Breffitt

Notary Public

[Notarial Seal]

STATE OF FLORIDA          )

) ss.:

COUNTY OF PALM BEACH          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Richard Delgado, personally known to me on the basis of satisfactory evidence to be an authorized representative of Ocwen Loan Servicing, LLC, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Linda Jill Ludwig

Notary Public

[Notarial Seal]

STATE OF ILLINOIS          )

) ss.:

COUNTY OF COOK          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Christopher Lewis, personally known to me on the basis of satisfactory evidence to be an authorized representative of LaSalle Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Megan Olson

Notary Public

[Notarial Seal]

STATE OF NEW YORK          )

) ss.:

COUNTY OF NEW YORK          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared John Hannon, personally known to me on the basis of satisfactory evidence to be an authorized representative of Citibank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Nanette Murphy

Notary Public

[Notarial Seal]

STATE OF MINNESOTA          )

) ss.:

COUNTY OF HENNEPIN          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Leigh Taylor, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, National Association that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Babette Scheerer

Notary Public

[Notarial Seal]

STATE OF NEW YORK          )

) ss.:

COUNTY OF NEW YORK          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Charles J. Cacici, personally known to me on the basis of satisfactory evidence to be an authorized representative of The Risk Management Group that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lorraine Cornella

Notary Public

[Notarial Seal]

STATE OF NEW YORK          )

) ss.:

COUNTY OF NEW YORK          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared John Cafiero, personally known to me on the basis of satisfactory evidence to be an authorized representative of The Risk Management Group that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lorraine Cornella

Notary Public

[Notarial Seal]

STATE OF DELAWARE          )

) ss.:

COUNTY OF [__________]          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared [_____________], personally known to me on the basis of satisfactory evidence to be an authorized representative of Ellington Credit Fund, Ltd., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________________

Notary Public

[Notarial Seal]

STATE OF DELAWARE          )

) ss.:

COUNTY OF PALM BEACH          )

On this 24th day of October, 2005, before me, a notary public in and for said State, appeared Richard Delgado, personally known to me on the basis of satisfactory evidence to be an authorized representative of Ocwen Financial Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Richard Delgado

Notary Public

[Notarial Seal]

EXHIBIT A-1

FORM OF CLASS A-[1] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1	Variable Pass-Through Rate

Class A-[1] Senior

Date of Pooling and Servicing Agreement and Cut-off Date: October 1, 2005	Aggregate Initial Certificate Principal Balance of this Class as of the Cut-off Date: $__________

First Distribution Date: November 25, 2005	Initial Certificate Principal Balance of this Certificate as of the Cut-off Date: $__________

Master Servicer: LaSalle Bank National Association	CUSIP: __________

Assumed Final Distribution Date: September 25, 2034

BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1
ASSET-BACKED CERTIFICATE
SERIES 2005-CL1

evidencing a fractional undivided interest in the distributions allocable to the Class A-[1] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate, closed-end sub-prime mortgage loans that are secured by first and second liens on one- to four-family residential properties and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC ("BSABS I"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by BSABS I, the Master Servicer or the Trustee or any of their affiliates or any other person. None of BSABS I, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of fixed and adjustable rate, closed-end sub-prime mortgage loans secured by first and second liens on one- to four-family residential properties (collectively, the “Mortgage Loans”) sold by BSABS I. The Mortgage Loans were sold by Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 (collectively, the "Sellers") to BSABS I. LaSalle Bank National Association will act as master servicer of the Mortgage Loans (the “Master Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among BSABS I, as depositor (the “Depositor”), the Servicer, the Sellers, the Master Servicer, LaSalle Bank National Association, as securities administrator (the “Securities Administrator”), Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Securities Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Securities Administrator by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Securities Administrator in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Securities Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: October 24, 2005	LASALLE BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[1] Certificates referred to in the within-mentioned Agreement.

LASALLE BANK NATIONAL ASSOCIATION,

Authorized signatory of LaSalle Bank National Association, not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by          __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-2

FORM OF CLASS M-[1]CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EACH BENEFICIAL OWNER OF A CLASS M-[1] CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH “PLAN ASSETS” ?OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1	Variable Pass-Through Rate

Class M-[1] Subordinate

Date of Pooling and Servicing Agreement and Cut-off Date: October 1, 2005	Aggregate Initial Certificate Principal Balance of this Class as of the Cut-off Date: $__________

First Distribution Date: November 25, 2005	Initial Certificate Principal Balance of this Certificate as of the Cut-off Date: $__________

Master Servicer: LaSalle Bank National Association	CUSIP: __________

Assumed Final Distribution Date: September 25, 2034

BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1
ASSET-BACKED CERTIFICATE
SERIES 2005-CL1

evidencing a fractional undivided interest in the distributions allocable to the Class M-[1] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate, closed-end sub-prime mortgage loans that are secured by first and second liens on one- to four-family residential properties and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC ("BSABS I"), the Master Servicer, the Securities Administrator or the Trustee referred to belowor any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by BSABS I, the Master Servicer or the Trustee or any of their affiliates or any other person. None of BSABS I, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of fixed and adjustable rate, closed-end sub-prime mortgage loans secured by first and second liens on one- to four-family residential properties (collectively, the “Mortgage Loans”) sold by BSABS I. The Mortgage Loans were sold by Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 (collectively, the "Sellers") to BSABS I. LaSalle Bank National Association will act as master servicer of the Mortgage Loans (the “Master Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among BSABS I, as depositor (the “Depositor”), the Servicer, the Sellers, the Master Servicer, LaSalle Bank National Association, as securities administrator (the “Securities Administrator”), Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Securities Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Securities Administrator by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Securities Administrator in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

Each beneficial owner of a Class M-[1] Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) it is not a Plan or investing with "plan assets" of any Plan or (ii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

                No service charge will be made to the Certificateholders for any such registration of transfer, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: October 24, 2005	LASALLE BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-[1] Certificates referred to in the within-mentioned Agreement.

LASALLE BANK NATIONAL ASSOCIATION,

Authorized signatory of LaSalle Bank National Association, not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by          __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS R-[1] CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE SECURITIES ADMINISTRATOR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE SECURITIES ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES ADMINISTRATOR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

                THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH

REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No.1	Percentage Interest: 100%

Class R-[1]

Date of Pooling and Servicing Agreement and Cut-off Date: October 1, 2005	Aggregate Initial Certificate Principal Balance of this Class as of the Cut-off Date: $0.00

First Distribution Date: November 25, 2005	Initial Certificate Principal Balance of this Certificate as of the Cut-off Date: $0.00

Master Servicer: LaSalle Bank National Association	CUSIP: __________

Assumed Final Distribution Date: September 25, 2034

BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1
ASSET-BACKED CERTIFICATE
SERIES 2005-CL1

evidencing a fractional undivided interest in the distributions allocable to the Class R-[1] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate, closed-end sub-prime mortgage loans that are secured by first and second liens on one- to four-family residential properties and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC ("BSABS I"), the Master Servicer, the Securities Administrator or the Trustee referred to belowor any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by BSABS I, the Master Servicer or the Trustee or any of their affiliates or any other person. None of BSABS I, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of fixed and adjustable rate, closed-end sub-prime mortgage loans secured by first and second liens on one- to four-family residential properties (collectively, the “Mortgage Loans”) sold by BSABS I. The Mortgage Loans were sold by Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 (collectively, the "Sellers") to BSABS I. LaSalle Bank National Association will act as master servicer of the Mortgage Loans (the “Master Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among BSABS I, as depositor (the “Depositor”), the Servicer, the Sellers, the Master Servicer, LaSalle Bank National Association, as securities administrator (the “Securities Administrator”), Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Securities Administrator of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

The Securities Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

Distributions on this Certificate will be made by the Securities Administrator by check mailed to the address of the Person entitled thereto as such name and address shall appear on the

Certificate Register or, if such Person so requests by notifying the Securities Administrator in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose and designated in such notice.

                No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F or G, as applicable, and (ii) if requested by the Securities Administrator, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class R-[1] Certificate will be made unless the Trustee and the Securities Administrator has received either (i) opinion of counsel for the benefit of the Trustee, the Securities Administrator and the Master Servicer and which they may rely which is satisfactory to the Securities Administrator that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Master Servicer, the Securities Administrator or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Depositor, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

                The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Securities Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: October 24, 2005	LASALLE BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class R-[1] Certificates referred to in the within-mentioned Agreement.

LASALLE BANK NATIONAL ASSOCIATION,

Authorized signatory of LaSalle Bank National Association, not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by          __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-4

FORM OF CLASS B-IO CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE SECURITIES ADMINISTRATOR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE SECURITIES ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES ADMINISTRATOR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

                THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, SECURITIES ADMINISTRATOR AND MASTER SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1

Class B-IO

Date of Pooling and Servicing Agreement and Cut-off Date: October 1, 2005	Aggregate Initial Certificate Notional Balance of this Class as of the Cut-off Date: $__________

First Distribution Date: November 25, 2005	Initial Certificate Notional Balance of this Certificate as of the Cut-off Date: $__________

Master Servicer: LaSalle Bank National Association	CUSIP: __________

Assumed Final Distribution Date: September 25, 2034

BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1
ASSET-BACKED CERTIFICATE
SERIES 2005-CL1

evidencing a fractional undivided interest in the distributions allocable to the Class B-IO Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate, closed-end sub-prime mortgage loans that are secured by first and second liens on one- to four-family residential properties and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC ("BSABS I"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by BSABS I, the Master Servicer or the Trustee or any of their affiliates or any other person. None of BSABS I, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of fixed and adjustable rate, closed-end sub-prime mortgage loans secured by first and second liens on one- to four-family residential properties (collectively, the “Mortgage Loans”) sold by BSABS I. The Mortgage Loans were sold by Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 (collectively, the "Sellers") to BSABS I. LaSalle Bank National Association will act as master servicer of the Mortgage Loans (the “Master Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among BSABS I, as depositor (the “Depositor”), the Servicer, the Sellers, the Master Servicer, LaSalle Bank National Association, as securities administrator (the “Securities Administrator”), Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

The Securities Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Securities Administrator by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Securities Administrator in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

                No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F or G, as applicable, and (ii) if requested by the Securities Administrator, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class B-IO Certificate will be made unless the Trustee and the Securities Administrator has received either (i) opinion of counsel for the benefit of the Trustee, the Securities Administrator and the Master Servicer and which they may rely which is satisfactory to the Securities Administrator that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Master Servicer, the Securities Administrator or the Trustee any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Depositor, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Securities Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

                The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: October 24, 2005	LASALLE BANK NATIONAL ASSOCIATION,

Not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-IO Certificates referred to in the within-mentioned Agreement.

LASALLE BANK NATIONAL ASSOCIATION,

Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator

By:

Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by          __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT B

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

EXHIBIT C
KATRINA LOAN SCHEDULE

LOAN ID	STATE 1	ZIP CODE
34663989	Louisiana	70126
34694745	Mississippi	39212
34685016	Louisiana	70363
34688077	Louisiana	70706
34694992	Louisiana	70525
34678565	Mississippi	39652
34688085	Louisiana	70058
34657924	Louisiana	70043
34665844	Louisiana	70806
34682831	Louisiana	70056
34684746	Mississippi	39120
34682856	Louisiana	70354
34659581	Mississippi	39437
34665968	Louisiana	70056
34684092	Louisiana	70811
34691584	Mississippi	39213
34702118	Mississippi	39170
34644443	Louisiana	70601
34651877	Mississippi	39429
34649111	Mississippi	39478
34684480	North Carolina	27704
34666172	Louisiana	70817
34699470	Louisiana	70647
34661819	Louisiana	70754
34688143	Mississippi	39119
34686618	Louisiana	70501
34647800	Texas	77093
34650119	Louisiana	70520
34688614	Louisiana	70363
34685586	Louisiana	70548
34690115	Louisiana	70591
34683771	Mississippi	39501
34681403	Louisiana	70739
34687236	Louisiana	70809
34698647	Louisiana	70364
34663401	Louisiana	70737
34695924	Louisiana	70087
34662635	Louisiana	70765
34692699	Louisiana	70501
34695262	Louisiana	70820
89507172	Mississippi	39664
34684688	Mississippi	39204
89507180	Mississippi	39042
34702365	Louisiana	70510
34649012	Mississippi	39191
34687319	Louisiana	70661
34685230	Louisiana	70726

34661074	Louisiana	70767
34689364	Louisiana	70760
89506414	Mississippi	39305
89507313	Mississippi	39157
89506422	Mississippi	39120
34684316	Mississippi	39180
34661801	Louisiana	70403
34647743	Louisiana	70372
34643395	Mississippi	39525
34660977	Mississippi	39206
34652800	Mississippi	39301
34652560	Mississippi	39209
34687327	Louisiana	70501
34665539	Louisiana	70769
34687285	Mississippi	39563
34702142	Louisiana	70714
34688523	Louisiana	70117
34651760	Mississippi	39452
34649632	Louisiana	70122
34653519	Louisiana	70814
89507255	Mississippi	39577
34691576	Mississippi	39464
89508519	Mississippi	39346
89507289	Mississippi	39120
34693341	Louisiana	70126
34702050	Mississippi	39154
34701763	Mississippi	39204
34666388	Louisiana	70523
34649152	Louisiana	70443
34665851	Louisiana	70785
89507248	Mississippi	39066
34656512	Louisiana	70737
34688176	Louisiana	70592
34684993	Mississippi	39180
34649749	Louisiana	70810
89507222	Mississippi	39120
34699256	Mississippi	39180
34698621	Louisiana	70769
34651992	Louisiana	70065
34692624	Mississippi	39090
34685842	Mississippi	39204
34651869	Mississippi	39663
34695999	Louisiana	70806
34681635	Louisiana	70084
34690230	Louisiana	70363
34684282	Louisiana	70791
34681973	Mississippi	39663
34689729	Mississippi	39051
34696344	Louisiana	70072
34662197	Louisiana	70444
34685784	Louisiana	70433

EXHIBIT D

FORM OF TRANSFER AFFIDAVIT

Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF )
)ss:
COUNTY OF )

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.          That he is [Title of Officer] of [Name of Investor] (record or beneficial owner of the Bear Stearns Asset Backed Securities I Trust 2005-CL1, Asset-Backed Certificates, Series 2005-CL1, Class R-__ Certificates) (the “Class R Certificates”) (the A Owner@), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

2.          That the Owner (i) is not and will not be as of [Closing Date][date of purchase] a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) or an “electing large partnership” within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a “disqualified organization” means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.          That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.           That the Owner is aware of the tax imposed on a “pass-through entity” holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.           That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.           That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.           That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.	The Owner’s Taxpayer Identification Number is # _______________.

9.           This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10.        That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1 (c) and recent amendments thereto, effective as of August 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

11.        That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

12.        That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                              13.        The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

14.        The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

15.        (a)         The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Servicer that the following statement is accurate:

The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the “Code”) (any of the foregoing, a “Plan”), (ii) are not being acquired with “plan assets” of a Plan within the meaning of the Department of Labor (“DOL”) regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA; or

(b)         The Owner will provide the Trustee, the Company and the Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                              In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of

_________, 20__.

[NAME OF INVESTOR]

By:

[Name of Officer]

[Title of Officer]

[Address of Investor for receipt of distributions]

Address of Investor for receipt of tax information:

                Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

EXHIBIT E

FORM OF TRANSFEROR REPRESENTATION LETTER

, 20

Bear Stearns Asset Backed Securities I LLC

383 Madison Avenue

New York, New York 10179

ASSET-BACKED CERTIFICATE

SERIES 2005-CL1

LaSalle Bank National Association

135 South LaSalle Street, Suite 1625

Chicago, Illinois, 60603

Attention: Bear Stearns Asset Backed Securities I Trust 2005-CL1

Re:	Asset-Backed Certificates, Series 2005-CL1

Ladies and Gentlemen:

In connection with the sale by              (the “Seller”) to                    (the “Purchaser”) of $           Initial Certificate Principal Balance of Asset-Backed Certificates, Series 2005-CL1 (the “Certificates”) pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among Bear Stearns Asset Backed Securities I LLC (the “Company”), Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2, each as seller, Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), Wells Fargo Bank, National Association, as custodian, LaSalle Bank National Association, as master servicer and securities administrator, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the “Act”), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any

Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

Very truly yours,

(Seller)

By:

Name:

Title:

EXHIBIT F

FORM OF INVESTMENT LETTER (NON-RULE 144A)

______________,200___

Bear Stearns Asset Backed Securities I LLC

383 Madison Avenue

New York, New York 10179

LaSalle Bank National Association

135 South LaSalle Street, Suite 1625

Chicago, Illinois, 60603

Attention: Bear Stearns Asset Backed Securities I Trust 2005-CL1

Re:	Bear Stearns Asset Backed Securities I Trust 2005-CL1

Asset-Backed Certificates, Series 2005-CL1, Class__

Ladies and Gentlemen:

______________ (the “Purchaser”) intends to purchase from ______________ (the “Seller”) $_________ initial Certificate Principal Balance of Asset-Backed Certificates, Series 2005-CL1, Class _____ (the “Certificates”), issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2005 among Bear Stearns Asset Backed Securities I LLC (the “Company”), Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2, each as seller, Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), Wells Fargo Bank, National Association, as custodian, LaSalle Bank National Association, as master servicer and securities administrator, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

1.          The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Seller is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.          The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                3.          The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501 (a) promulgated pursuant to the Act.

4.          The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Seller as has been requested by the Purchaser from the Seller or the Seller and is relevant to the Purchaser’s decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

5.          The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.          The Purchaser (if the Certificate is not rated at least “BBB-” or its equivalent by Fitch, S&P or Moody’s):

(a)    is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of DOL Prohibited Transaction Class Exemption (“PTCE”)

95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

Very truly yours, [PURCHASER]

By: Name: Title:

EXHIBIT G

FORM OF RULE 144A INVESTMENT REPRESENTATION

Description of Rule 144A Securities, including numbers:

The undersigned seller, as registered holder (the “Seller”), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the “Buyer”).

1.    In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the “1933 Act”), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

2.     The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined to the Pooling and Servicing Agreement, dated as of October 1, 2005 (the “Agreement”), among the Company, Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1, Ellington Acquisition Trust 2005-2, each as seller, Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), LaSalle Bank National Association, as master servicer and securities administrator, Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, and Citibank, N.A., as trustee (the “Trustee”)) as follows:

(a)                   The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)	The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)                The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)               Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)                   The Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

[3.         The Buyer (if the Rule 144A Securities are not rated at least “BBB-” or its equivalent by Fitch, S&P or Moody’s):

(a)                 is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan within the meaning of the Department of Labor (“DOL”) regulation at 29 C.F.R. § 2510.3-101; or

(b)                is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of DOL Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under

Sections I and III of PTCE 95-60.]

4.          This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller	Print Name of Buyer
By: Name: Title:	By: Name: Title:
Taxpayer Identification	Taxpayer Identification:
No.	No:
Date:	Date:

ANNEX 1 TO EXHIBIT G

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1.   As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.   In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $                                              in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___	Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___

State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___	Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___	SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___	Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___

Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.   The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.    The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

Will the Buyer be purchasing the Rule 144A
Yes	No	Securities only for the Buyer’s own account?

                              6.      If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.     The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:

Name:

Title:

Date:

EXHIBIT H

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

RE:

Pooling and Servicing Agreement, dated as of October 1, 2005 among Bear Stearns Asset Backed Securities I LLC, as depositor, Ocwen Loan Servicing, LLC as servicer, Ocwen Mortgage Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2, each as seller, Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, and Citibank, N.A., as trustee, issuing Bear Stearns Asset Backed Securities I Trust 2005-CL1, Asset-Backed Certificates, Series 2005-CL1

In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____	1. Mortgage Paid in Full and proceeds have been deposited into the Custodial Account

_____	2.	Foreclosure

_____	3.	Substitution

_____	4.	Other Liquidation

_____	5.	Nonliquidation	Reason:

_____	6.	California Mortgage Loan paid in full

By:

(authorized signer)

Issuer:

Address:

Date:

EXHIBIT I

DTC LETTER OF REPRESENTATIONS

(Provided Upon Request)

EXHIBIT J

SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

(On File with Trustee)

EXHIBIT K

FORM OF CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of October 24, 2005, by and among CITIBANK, N.A., as trustee (including its successors under the Pooling and Servicing Agreement, defined below, the "Trustee"), BEAR STEARNS ASSET BACKED SECURITIES I LLC, as company (together with any successor in interest under the Pooling and Servicing Agreement, the "Company"), OCWEN LOAN SERVICING, LLC, as servicer (together with any successor in interest or successor under the Pooling and Servicing Agreement, the "Servicer"), LASALLE BANK NATIONAL ASSOCIATION, as master servicer (together with any successor in interest or successor under the Pooling and Servicing Agreement, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest under the Pooling and Servicing Agreement or any successor appointed hereunder, the "Custodian").

WITNESSETH THAT:

WHEREAS, the Company, the Master Servicer, the Trustee, the Custodian, Ocwen Mortgage Asset Trust I, as a seller, Ellington Acquisition Trust 2005-1, as a seller, Ellington Acquisition Trust 2005-2, as a seller, and Risk Management Group, as the risk manager, have entered into a Pooling and Servicing Agreement, dated as of October 1, 2005, relating to the issuance of Bear Stearns, Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company, the Servicer or the Master Servicer under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Servicer, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

ARTICLE II

CUSTODY OF MORTGAGE DOCUMENTS

2.1         Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a) receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

2.2        Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage in blank in a state which is specifically excluded from the Opinion of Counsel delivered by the related Seller to the Trustee (with a copy to the Custodian) pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, upon the Servicer or the Master Servicer notifying the Custodian that such mortgage Loan is to be subject to a foreclosure proceeding, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

2.3	Review of Mortgage Files.

(1)         On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

(2)         Within 90 days of the Closing Date (or 90 days of the Subsequent Transfer Date), the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall deliver to each Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(3)         Not later than 180 days after the Closing Date (or 180 days after the Subsequent Transfer Date), the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to each Seller and the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

(4)         In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

2.4         Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Company as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Servicer, the Master Servicer and the Trustee.

2.5         Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Servicer, the Master Servicer or the Trustee that a Mortgage Loan Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the purchase price therefore has been deposited in the Master Servicer Collection Account or the Distribution Account, then the Custodian agrees to promptly release to such Mortgage Loan Seller the related Mortgage File.

Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit H to the Pooling and Servicing Agreement signed by a Servicing Officer of the Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the Servicer the related Mortgage File. The Company shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan.

From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the Servicer shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any insurance policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Master Servicer Collection Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

At any time that the Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the related Mortgage Loan Seller and the related Mortgage Note shall be endorsed without recourse, representation or warranty by the Trustee (unless such Mortgage Note was a MERS Loan and not endorsed to the Trustee) and be returned to the related Mortgage Loan Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the Servicer.

2.6        Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

CONCERNING THE CUSTODIAN

3.1         Custodian as Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

3.2	Reserved.

3.3         Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

3.4        Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian, pursuant to and as set forth in a separate agreement, from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian, pursuant to and as set forth in a separate agreement, upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Company pursuant to the Pooling and Servicing Agreement.

3.5         Custodian May Resign Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

3.6        Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

3.7        Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

3.8        Reliance of the Custodian. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any Mortgage Loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement. The Custodian may consult with counsel and any opinion shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel.

3.9        Representations of the Custodian. Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, and each of their respective officers and directors for any liabilities, obligations, losses, damages, payments, costs or expenses that may be imposed on, incurred by or asserted against the Trust Fund, the Servicer, the Master Servicer, the Securities Administrator or the Trustee directly resulting from any act performed or omission by the Custodian with respect to the Mortgage Files in bad faith or constituting negligence of its duties hereunder or willful misconduct; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of such Person. In no event shall the Custodian or its directors , officers, and employees be liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. Custodian shall not be responsible to any party for recitals, statements or warranties or representations of the Company contained herein or in any document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any participation and servicing agreement with respect to the Mortgage Loans on the part of the Company, except as may otherwise be specifically set forth herein. The provisions of this Section 3.9 shall survive the termination of this Agreement.

ARTICLE IV

MISCELLANEOUS PROVISIONS

4.1         Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

4.2        Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

4.3        GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

4.4        Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

4.5         Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

CITIBANK, N.A., as Trustee By: Name: Title:
BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Company By: Name: Title:
LASALLE BANK NATIONAL ASSOCIATION, as Master Servicer By: Name: Title:
OCWEN LOAN SERVICING, LLC, as Servicer By: Name: Title:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By: Name: Title:

STATE OF NEW YORK         )

)ss.:

COUNTY OF NEW YORK     )

On the 24th day of October, 2005, before me, a notary public in and for said State, personally appeared _______________, known to me to be a/an _________________of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[SEAL]

STATE OF ILLINOIS         )

)ss.:

COUNTY OF                       )

On the 24th day of October, 2005, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _____________________ of LaSalle Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[SEAL]

STATE OF NEW YORK         )

)ss.:

COUNTY OF NEW YORK     )

On the 24th day of October, 2005, before me, a notary public in and for said State, personally appeared [Baron Silverstein], known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[Notarial Seal]

STATE OF MARYLAND      )

)ss.:

COUNTY OF HOWARD       )

On the 24th day of October, 2005, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _____________________ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[Notarial Seal]

STATE OF DELAWARE        )

)ss.:

COUNTY OF                             )

On the 24th day of October, 2005, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _____________________ of Ocwen Loan Servicing, LLC, a Delaware, Limited liability corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[Notarial Seal]

EXHIBIT ONE

FORM OF CUSTODIAN INITIAL CERTIFICATION

__, 20__
Citibank, N.A. 388 Greenwich Street 14th Floor New York, New York 10013	Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York 10179

Attention: Bear Stearns Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1

Re:

Custodial Agreement, dated as of October 24, 2005, by and among Citibank, N.A., Ocwen Loan Servicing, LLC, LaSalle Bank National Association, Bear Stearns Asset Backed Securities I LLC and Wells Fargo Bank, National Association relating to Bear Stearns Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: _______________________________

Name:

Title:

EXHIBIT TWO

FORM OF CUSTODIAN INTERIM CERTIFICATION

_________, 20__
Citibank, N.A. 388 Greenwich Street 14th Floor New York, New York 10013	Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York 10179

Attention: Bear Stearns Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1

Re:

Custodial Agreement, dated as of October 24, 2005, by and among Citibank, N.A., Ocwen Loan Servicing, LLC, LaSalle Bank National Association, Bear Stearns Asset Backed Securities I LLC and Wells Fargo Bank, National Association relating to Bear Stearns Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

EXHIBIT THREE

FORM OF CUSTODIAN FINAL CERTIFICATION

__________, 20__
Citibank, N.A. 388 Greenwich Street 14th Floor New York, New York 10013	Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York 10179

Attention: Bear Stearns Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1

Re:

Custodial Agreement, dated as of October 24, 2005, by and among Citibank, N.A., Ocwen Loan Servicing, LLC, LaSalle Bank National Association, Bear Stearns Asset Backed Securities I LLC and Wells Fargo Bank, National Association relating to Bear Stearns Asset Backed Securities I Trust, Asset-Backed Certificates, Series 2005-CL1

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, subject to any exceptions listed on Schedule A attached hereto, it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

(i) The original Mortgage Note, endorsed without recourse in blank, showing an unbroken chain of endorsements from the originator thereof to the related Seller or a lost note affidavit together with a copy of the related Mortgage Note;

(ii)               the original Mortgage, if applicable, and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon;

(iii)             unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank and in recordable form;

(iv)              all intervening assignments of the Security Instrument, if applicable and only to the extent available to the related Seller with evidence of recording thereon;

(v)	the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

(vi)             the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, and

(vii)            originals of all modification agreements, if applicable and available.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

EXHIBIT L

FORM OF BACK-UP CERTIFICATION

The undersigned, a Responsible Officer of Citibank, N.A. (the “Trustee”) certifies that:

1.          The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of October 1, 2005 (the “Agreement”) by and among Bear Stearns Asset Backed Securities I LLC, as depositor, Ocwen Mortgage Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2, each as seller, Wells Fargo Bank, National Association, as custodian, Risk Management Group, as risk manager, Ocwen Loan Servicing, LLC and the Trustee in accordance with the standards set forth therein.

2.          Based on my knowledge, the information that is provided by the Trustee pursuant to Section 3.16 of the Agreement is accurate as of the last day of the 20___ calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

IN WITNESS THEREOF, I have duly executed this certificate as of _______________,

20___.

By:___________________________
Name:
Title:

EXHIBIT M-1

FORM OF ELLINGTON 2005-1 MORTGAGE LOAN PURCHASE AGREEMENT

MORTGAGE LOAN PURCHASE AGREEMENT

BETWEEN

ELLINGTON ACQUISITION TRUST 2005-1

AS MORTGAGE LOAN SELLER,

ELLINGTON CREDIT FUND, LTD.

AS GUARANTOR

AND

BEAR STEARNS ASSET BACKED SECURITIES I LLC

AS PURCHASER

DATED AS OF

OCTOBER 24, 2005

EXHIBITS AND SCHEDULE TO

MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1	Contents of Mortgage File
Exhibit 2	Mortgage Loan Schedule
Exhibit 3	Mortgage Loan Schedule Information
Exhibit 4	Intentionally Omitted
Exhibit 5	Intentionally Omitted
Exhibit 6	Schedule of Lost Notes
Exhibit 7	Standard & Poor’s Appendix E to Glossary

MORTGAGE LOAN PURCHASE AGREEMENT

MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October 24, 2005, as amended and supplemented by any and all amendments hereto (collectively, “this Agreement”), by and between ELLINGTON ACQUISITION TRUST 2005-1, a Delaware statutory trust (the “Mortgage Loan Seller”), ELLINGTON CREDIT FUND, LTD., a Cayman Islands corporation (the "Guarantor") and BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company (the “Purchaser”).

Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, closed-end, fixed rate and adjustable rate, first and second lien mortgage loans secured by one- to four-family residences as described herein and listed on Exhibit 2, attached hereto (collectively, the “Mortgage Loans”). The Purchaser intends to deposit the Mortgage Loans into a trust fund (the “Trust Fund”), together with certain mortgage loans sold by Ellington Acquisition Trust 2005-2 and ("Ellington 2005-2") and Ocwen Mortgage Asset Trust I ("Ocwen") to the Depositor pursuant to two separate mortgage loan purchase agreements dated as of the date hereof, and create Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Ellington Mortgage Loan Trust Series 2005-1 (the “Certificates”), under a pooling and servicing agreement, to be dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, the Mortgage Loan Seller, as seller, Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), Ocwen, as seller, Ellington 2005-2, as Seller, LaSalle Bank National Association, as master servicer (in that capacity, the “Master Servicer”) and securities administrator, Wells Fargo Bank, National Association, as custodian (the "Custodian"), The Risk Management Group, as risk manager, and Citibank, N.A. as trustee (the “Trustee”).

The Guarantor will guaranty the Mortgage Loan Seller's obligations to repurchase or substitute a Mortgage Loan pursuant to the terms of this Agreement and the Pooling and Servicing Agreement, or indemnify any party pursuant to the terms of this Agreement.

The Purchaser has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Number 333-125422) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the “Public Offering”), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively. The “Prospectus Supplement” shall mean that supplement, dated October 21, 2005, to the Prospectus, dated June 24, 2005, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, Bear, Stearns & Co. Inc. (“Bear Stearns”) and the Purchaser have entered into a terms agreement, dated as of October 24, 2005 to an underwriting agreement, dated July 25, 2004 between Bear Stearns and the Purchaser (collectively, the “Underwriting Agreement”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1.   Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

Acquisition Price: Cash and/or certain classes of Certificates in amount agreed upon by the Mortgage Loan Seller and the Purchaser.

Appraised Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

Bear Stearns: Bear, Stearns & Co. Inc.

Closing Date: October 24, 2005.

Conveyed Assets: The Mortgage Loan Seller’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property.

Custodial Agreement: An agreement, dated as of October 24, 2005, among the Depositor, the Servicer, the Master Servicer, the Trustee and the Custodian.

Cut-off Date: October 1, 2005.

Cut-off Date Balance: Shall mean $[________].

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

Due Date: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

                          Fitch: Fitch, Inc or its successors in interest.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

Mortgage: The mortgage, deed of trust or other instrument creating a first or

_________________________

[1]	Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

second lien on or first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

Mortgagor: The obligor(s) on a Mortgage Note.

Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee and (iii) the Risk Manager Fee.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Purchase Price: With respect to any Mortgage Loan required to be purchased by the Mortgage Loan Seller or Guarantor pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired), (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase and (iii) any costs and damages (if any) incurred by the Trust Fund in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

Rating Agencies: Standard & Poor’s and Fitch, each a “Rating Agency.”

Replacement Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a “Mortgage Loan” hereunder.

Securities Act: The Securities Act of 1933, as amended.

Standard & Poor’s: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

SECTION 2.   Purchase and Sale of the Mortgage Loans and Related Rights. (a) Upon satisfaction of the conditions set forth in Section 11 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

(a)         The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser’s counsel in New York, New York or such other place as the parties shall agree.

(b)         Upon the satisfaction of the conditions set forth in Section 11 hereof, on the Closing Date, the Purchaser shall (i) pay to the Mortgage Loan Seller the cash portion of the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be specified by the Mortgage Loan Seller and (ii) shall deliver to Hare & Co. (as designee of the Mortgage Loan Seller) the pro rata portion of the Class M-10 Certificates and the Class B-IO Certificates issued under the Pooling and Servicing Agreement, determined based upon the Stated Principal Balances of the Mortgage Loans sold by the Mortgage Loan Seller relative to all mortgage loans sold to the Trust Fund on the Closing Date.

(c)         Upon the satisfaction of the conditions set forth in Section 11 hereof, the Guarantor will guaranty the Mortgage Loan Seller's obligations to repurchase or substitute a Mortgage Loan pursuant to the terms of this Agreement and the Pooling and Servicing Agreement, or indemnify any party pursuant to the terms of this Agreement.

SECTION 3.   Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the “Preliminary Mortgage Loan Schedule”) setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the “Final Mortgage Loan Schedule”) setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the “Amendment”). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

SECTION 4.	Mortgage Loan Transfer.

(a)         The Purchaser will be entitled to all scheduled payments of interest due and actual payments of principal received on the Mortgage Loans due after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of interest due on the Mortgage Loans and actual payments of principal received on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

(b)         Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee, or the Custodian on behalf of the Trustee, by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a “Mortgage File Delivery Date”), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof (provided that, with respect to a Mortgage, only to the extent such copy is available) with a certification by the Mortgage Loan Seller or the Servicer, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording;” (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Mortgage Loan Seller or the Servicer to such effect), the Mortgage Loan Seller may deliver photocopies of such documents (provided that, with respect to a Mortgage, only to the extent such copy is available) containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 6 the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee, or the Custodian on behalf of the Trustee, promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage, if available, and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

(c)         In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field “Pool Field” which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit the Servicer to, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Pooling and Servicing Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement or the Pooling and Servicing Agreement.

(d)         The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans will ultimately be assigned to Citibank, N.A., as Trustee for the benefit of the Certificateholders, on the date hereof.

SECTION 5.	Examination of Mortgage Files.

(a)         On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller’s custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall, or shall cause the Servicer to, make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller’s compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans (subject to any confidentiality arrangements) and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller’s custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

(b)         Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee (or the Custodian as obligated under the Custodial Agreement) for the benefit of the Certificateholders will review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

(c)         Within 90 days of the Closing Date, the Trustee or the Custodian on its behalf shall, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, deliver to the Mortgage Loan Seller and the Trustee an Interim Certification in the form attached as Exhibit Two to the Custodial Agreement to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(d)         The Trustee or the Custodian on its behalf will review the Mortgage Files within 180 days of the Closing Date and will deliver to the Mortgage Loan Seller, the Servicer and the Master Servicer, and if reviewed by the Custodian, the Trustee, a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee or the Custodian on its behalf is unable to deliver a final certification with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage

Loans identified in the Final Mortgage Loan Schedule (a “Material Defect”), the Trustee or the Custodian on its behalf shall notify the Mortgage Loan Seller of such Material Defect. If such Material Defect causes either (i) a loss to be realized on that Mortgage Loan as a direct result of such Material Defect (including an inability to foreclose on a Mortgage Loan) or (ii) the Mortgage Loan not to be a "qualified loan" under the REMIC Provisions, the Mortgage Loan Seller or the Guarantor shall correct or cure any such Material Defect within 60 days from the date of notice from the Trustee, the Depositor, the Master Servicer or the Servicer of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period, the Mortgage Loan Seller or the Guarantor will, in accordance with the terms of the Pooling and Servicing Agreement, within 60 days of the date of notice, provide the Trustee with a Replacement Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, neither the Mortgage Loan Seller nor the Guarantor shall be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

(e)         At the time of any substitution, the Mortgage Loan Seller or the Guarantor shall deliver or cause to be delivered the Replacement Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign the selected Mortgage Loan to the Mortgage Loan Seller or the Guarantor, as applicable, and shall release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Trustee or the Custodian, as applicable relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller or the Guarantor, as applicable] title to such Deleted Mortgage Loan.

SECTION 6.	Recordation of Assignments of Mortgage.

(a)         The Mortgage Loan Seller will, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan that is a MOM Loan or for which the related Mortgaged Property is located in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Mortgage Loan Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any Opinion of Counsel, an assignment of a Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller under the Pooling and Servicing Agreement, (iv) the occurrence of a servicing transfer or an assignment of the servicing as described in Section 7.07 of the Pooling and Servicing Agreement or (iv) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee or the Custodian on its behalf a certified copy of such Mortgage, if available, or assignment. In the event that, within 180 days of the Closing Date, the Trustee has not been provided with an Opinion of Counsel as described above or received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above and the related Mortgage Loan is not a MOM Loan, the failure to provide evidence of recording or such Opinion of Counsel shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

(b)         It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Conveyed Assets; (c) the possession by the Purchaser or the Trustee (or the Custodian on its behalf) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

SECTION 7.  Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

(a)         The information set forth in the Mortgage Loan Schedule on the Closing Date is complete, true and correct in all material respects.

(b)         Except as set forth on the Mortgage Loan Schedule, all payments required to be made prior to the Cut-off Date with respect to each Mortgage Loan have been made and no Mortgage Loan is delinquent ninety or more days as of the Cut-off Date; and the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

(c)         Except with respect to taxes, insurance and other amounts previously advanced by the Mortgage Loan Seller or a prior servicer with respect to any Mortgage Loan, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

(d)         The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Mortgage Loans are in the Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee, and which have been or will be delivered to the Trustee or the Custodian, all in accordance with this Agreement or to the extent, the applicable terms are reflected on the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Mortgage Loans is part of the Mortgage File.

(e)         The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, but not limited to, the defense of usury and any violation of anti-predatory lending laws, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, but not limited to, the defense of usury and any violation of anti-predatory lending laws and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(f)          All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and the Mortgage Loan Seller has received no notice that all premiums thereon have not been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the Stated Principal Balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense and, on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to obtain reimbursement therefor from the Mortgagor.

(g)         Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including but not limited to, all applicable anti-predatory lending laws.

(h)         The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(i)          The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Mortgage Loan Seller has full right to sell and assign the Mortgage to the Purchaser.

(j)          The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

(k)         All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(l)          The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(m)       Immediately prior to the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser hereunder, the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loan; the Servicer, as servicer of the Mortgage Loans on behalf of the Mortgage Loan Seller, was the custodian of the related escrow account, if applicable; the Mortgage Loan Seller had good and marketable title thereto, and had full right to transfer and sell the Mortgage Loan and the related servicing rights to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest subject to the applicable servicing agreement and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the related servicing rights, subject to the applicable servicing agreement, to the Purchaser pursuant to the terms of this Agreement.

(n)         All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

(o)	Reserved.

(p)         Except as provided in clause (b) or as reflected on the Mortgage Loan Schedule, immediately prior to the Closing Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration.

(q)         There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

(r)          At the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and the appraisal is in a form acceptable to Fannie Mae or Freddie Mac. All improvements which were considered in any appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(s)         The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standards, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Mortgage Loan all such payments are in the possession or under the control of the Mortgage Loan Seller (including pursuant to a Subservicing Agreement) and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

(t)          The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

(u)         The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Mortgage Loan Seller and the Mortgage Loan Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

(v)         The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

(w)        In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(x)         The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan.

(y)         No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

(z)         As of the date of origination and as of the Closing Date, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

(aa)       The assignment of Mortgage with respect to a Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(bb)      The Mortgaged Property consists of a single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by

Fannie Mae or a townhouse, each structure of which is permanently affixed to the Mortgaged Property, and is legally classified as real estate.

(cc)       Each Mortgage Loan at the time of origination was underwritten in accordance with generally accepted credit underwriting guidelines.

(dd)       No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of either the Mortgage Loan Seller or the related Originator.

(ee)       None of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or (b) classified and/or defined as a “high cost home loan” (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) under any federal, state, or local law, applicable thereto.

(ff)        None of the Mortgage Loans originated on or after October 1, 2002 and before March 7, 2003 was secured by property located in the State of Georgia.

(gg)       None of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act.

(hh)       No foreclosure action is threatened, expected or has been commenced with respect to any Mortgage Loan.

(ii)         None of the Mortgage Loans secured by property in the state of New Jersey are considered “high-cost home loans” under the New Jersey Home Ownership Security Act of 2002. None of the Mortgage Loans that are non- purchase money loans secured by property in the state of New Jersey are considered “covered home loans” under the New Jersey Home Ownership Security Act of 2002.

(jj)         None of the Mortgage Loans contains provisions pursuant to which monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Mortgage Loan Seller, the mortgagor, or anyone on behalf of the mortgagor, (b) paid by any source other than the mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. None of the Mortgage Loans is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature.

(kk)      Each Mortgage Loan that contains a provision for the assumption substitution of liability, pursuant to which the original mortgagor is released from liability and another person is substituted as the mortgagor and becomes liable under the Mortgage Note, shall be effective only if such person satisfies the then current underwriting practices and procedures of prudent mortgage lenders in a state in which the Mortgaged Property is located.

(ll)        The Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances.

(mm)    Each Mortgage is a valid and enforceable first or, if so indicated on the Mortgage Loan Schedule, second lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(nn)      Each Prepayment Charge (to the extent such prepayment charge period has not expired pursuant to the terms of the related Mortgage Note) is enforceable and was originated in compliance with all applicable federal, state and local laws.

(oo)      With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity, to the extent such prepayment premium period has not expired pursuant to the terms of the related Mortgage note, the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

(pp)      Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1), (2), (4), (5) and (6), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6).

(qq)       No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which as of the Closing Date is Version 5.6c Revised as of July 11, 2005, Appendix E attached hereto as Exhibit 7).

(rr)	No Mortgage Loan has a current loan-to-value ratio in excess of 100%.

(ss)       There is no action, suit or proceeding pending, or to Mortgage Loan Seller's knowledge, threatened or likely to be asserted with respect to the Mortgage Loans before or by any court, administrative agency, arbitrator or governmental body, and the Mortgage Loans are not subject to any court order or decree or settlement agreement. All borrowers whose related Mortgage Loans were subject to the Class Actions have been properly notified of the Class Actions. The Class Actions have been settled and discharged and the terms of the settlement agreement with respect to the Class Actions did not result in a modification of the related Mortgage Notes or Mortgages and do not restrict the Servicer of the Mortgage Loans from servicing the Mortgage Loans in accordance with the Pooling and Servicing Agreement,

Accepted Servicing Practices or the customary servicing practices of the Mortgage Loan Seller in any respect.  For purposes of representation (ss) in this Section 7: "Class Actions" means (a) USA v. Fairbanks Capital Corp. (Civil Action No. 03-12219-DPW) or (b) Alanna L. Curry, individually and on behalf of others v. Fairbanks Capital Corp. (Civil Action No. 03-10895-DPW).

It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller or the Guarantor, as applicable, as to any Replacement Mortgage Loan as of the date of substitution.

Upon discovery or receipt of notice by the Mortgage Loan Seller, the Guarantor, the Purchaser or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. It is understood and agreed that a breach of any one of the representations contained in clauses (ee) and (ff) above will be deemed to materially adversely affect the interests of the Certificateholders. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller or the Guarantor, or the date the Mortgage Loan Seller or the Guarantor is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller or the Guarantor will (i) cure such breach in all material respects, (ii) purchase or cause to be purchased the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Replacement Mortgage Loan in exchange for such Mortgage Loan; provided that, (A) in the case of a breach of the representation and warranty concerning the Mortgage Loan Schedule contained in clause (a) of this Section 7, if such breach is material and relates to any field on the Mortgage Loan Schedule which identifies any Prepayment Charge or (B) in the case of a breach of the representation contained in clause (nn) of this Section 7, then, in each case, in lieu of purchasing such Mortgage Loan from the Trust Fund at the Purchase Price, the Mortgage Loan Seller, or the Guarantor, as applicable, shall pay the amount of the Prepayment Charge (net of any amount previously collected by or paid to the Trust Fund in respect of such Prepayment Charge) from its own funds and without reimbursement therefor, and neither the Mortgage Loan Seller nor the Guarantor shall have an obligation to repurchase or substitute for such Mortgage Loan. The obligations of the Mortgage Loan Seller or the Guarantor to cure, purchase or substitute a qualifying Replacement Mortgage Loan shall constitute the Purchaser’s, the Trustee’s and the Certificateholder’s sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller and the Guarantor to indemnify the Purchaser for such breach as set forth in and limited by Section 14 hereof.

Any cause of action against the Mortgage Loan Seller or the Guarantor or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or the Guarantor, or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller or the Guarantor to cure such breach, purchase such Mortgage Loan or substitute a qualifying Replacement Mortgage Loan pursuant to the terms hereof.

SECTION 8.  Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser and Guarantor as to itself in the capacity indicated as follows:

(a)         the Mortgage Loan Seller (i) is a statutory trust organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s business as presently conducted or on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)         the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)         the execution and delivery by the Mortgage Loan Seller of this Agreement has been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby or thereby;

(d)         the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(e)         this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)          there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller’s ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 9.   Representations and Warranties Concerning the Guarantor. As of the date hereof and as of the Closing Date, the Guarantor represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

(a)         the Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Guarantor’s business as presently conducted or on the Guarantor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)         the Guarantor has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)         the execution and delivery by the Guarantor of this Agreement has been duly authorized by all necessary action on the part of the Guarantor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Guarantor or its properties or the charter or by-laws of the Guarantor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Guarantor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby or thereby;

(d)         the execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(e)         this Agreement has been duly executed and delivered by the Guarantor and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Guarantor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)          there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against the Guarantor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Guarantor could reasonably be expected to be determined adversely to the Guarantor and if determined adversely to the Guarantor materially and adversely affect the Guarantor’s ability to perform its obligations under this Agreement; and the Guarantor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 10. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller and Guarantor as follows:

(a)         the Purchaser (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser’s business as presently conducted or on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)         the Purchaser has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)         the execution and delivery by the Purchaser of this Agreement has been duly authorized by all necessary action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of formation or limited liability company agreement of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(d)         the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(e)         this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)          there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser could reasonably be expected to be determined adversely to the Purchaser and if determined adversely to the Purchaser materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 11.	Conditions to Closing.

(a)         The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(1)         Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(2)         The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

(i)                        If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)                       If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

(iii)                     The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

(iv)                      A certificate of an officer of the Mortgage Loan Seller and the Guarantor, each dated as of the Closing Date, in a form reasonably acceptable to the Purchaser and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the articles of incorporation, by-laws and certificate of good standing of the Mortgage Loan Seller or the Guarantor, as applicable;

(v)                       One or more opinions of counsel from the Mortgage Loan Seller’s counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

(vi)                      A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

(vii)                      Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

(3)         The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to the Bear Stearns.

(4)         The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

(b)         The obligations of the Mortgage Loan Seller and Guarantor under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(1)         The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement or the Pooling and Servicing Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

(2)         The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(i)                        If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)                       The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller and the Trustee, and all documents required thereby duly executed by all signatories;

(iii)                      A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the written consent of the member of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser’s certificate of formation, limited liability company agreement and evidence as to the good standing of the Purchaser dated as of a recent date;

(iv)                      One or more opinions of counsel from the Purchaser’s counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller, the Trustee and the Rating Agencies; and

(v)                      Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

SECTION 12. Fees and Expenses. Subject to Section 17 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller’s attorneys and the reasonable fees and expenses of the Purchaser’s attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser’s Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel’s fees and expenses in connection with any “blue sky” and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee or the Custodian on its behalf, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically. Notwithstanding the forgoing, the Mortgage Loan Seller shall only pay those fees and expenses related to its Mortgage Loans. In no event shall the Mortgage Loan Seller be responsible for any fees and expenses relating the sale and transfer of any other mortgage loans by any other mortgage loan seller. To the extent the above fees and expenses are calculated in the aggregate with any other mortgage loans from any other mortgage loan seller, the Mortgage Loan Seller shall only be responsible for its proportional share equal to a percentage of Mortgage Loans sold and transferred hereunder with respect to the aggregate mortgage loans sold to the Trust Fund.

SECTION 13.	Accountants’ Letters.

(a)         Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions “Summary—The Mortgage Loans” and “The Mortgage Pool” and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption “Yield, Prepayment and Maturity Considerations” in the Prospectus Supplement.

(b)	Reserved.

SECTION 14.	Indemnification.

(a)         The Mortgage Loan Seller or the Guarantor, as applicable, shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 16 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty assigned or made by the Mortgage Loan Seller or the Guarantor in Section 7, Section 8 or Section 9 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Mortgage Loan Seller or the Guarantor to perform its obligations under this Agreement; and the Mortgage Loan Seller or the Guarantor, as applicable, shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller and the Guarantor otherwise may have to the Purchaser or any other such indemnified party.

(b)         The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller, the Guarantor and their respective directors, officers and controlling persons (as defined in Section 16 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty made by the Purchaser in Section 10 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, the Guarantor and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, the Guarantor, or any other such indemnified party.

(c)         Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 14 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

(d)         If the indemnification provided for in paragraphs (a) and (b) of this Section 14 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 14, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

(e)         The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 15.	Obligations of Guarantor.

(a)	The Guarantor hereby unconditionally and irrevocably guarantees:

(1)         the due and punctual performance of the Mortgage Loan Seller of all of its obligations under this Agreement, including but not limited to, the Mortgage Loans Seller's obligations pursuant to Sections 5(d), 5(e), 6(b) and 7 hereunder;

(2)         the due and punctual payment of any and all amounts (including, in case of default or delay in payment, interest on any amount due at the prime rate (as publicly announced by Citibank, N.A. at its principal office in New York, New York as of such date) plus 2%) payable by the Mortgage Loan Seller pursuant to Section 14 hereof when and as any such amount shall become due and payable pursuant to the terms of this Agreement.

(b)         This Section 15 shall remain in effect and payments or performance hereunder shall be made hereunder regardless of a bankruptcy, insolvency or reorganization of the Mortgage Loan Seller, or other proceeding against the Mortgage Loan Seller pursuant to any law relating to creditors' rights, and regardless of any adverse effect which such proceeding might have upon the obligations of the Mortgage Loan Seller.

(c)         The Guarantor hereby agrees that its obligations hereunder are absolute and unconditional, irrespective of the validity or enforceability of, or any change in or amendment to, any Mortgage Loan, the Pooling and Servicing Agreement or this Agreement, the institution or absence of any action to enforce the same, the waiver of any provisions thereof or hereof, the obtaining of any judgment against the Mortgage Loan Seller or any action to enforce same, the inability to recover against the Mortgage Loan Seller because of any statute of limitations, laches or otherwise or any circumstance which might otherwise constitute a legal or equitable discharge or defense to a guarantor.

(d)         The Guarantor covenants that this Section 15 will not be discharged until the later of the termination of the Pooling and Servicing Agreement or the termination of this Agreement, and in each case, all of the Mortgage Loan Seller's obligations thereunder, provided that the Guarantor's obligations under Section 15(a)(ii) shall survive any such termination. This Section 15 shall continue to be effective if the Mortgage Loan Seller merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

(e)         The Guarantor waives, to the extent it may do so under applicable law, all presentments, demands for performance, diligence, notices of non-performance or default, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Agreement, and notices of the existence, creation, or incurring of new or additional indebtedness, any marshalling of assets of the Mortgage Loan Seller, the Guarantor or any other person or entity providing security for any of the Mortgage Loans, and all other notices or formalities to which the Guarantor may be entitled, any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

SECTION 16. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to Ellington Acquisition Trust 2005-1, [_______________________], (Telecopy: ([_________])), notices to the Guarantor shall be directed to Ellington Credit Fund, Ltd. [________________], (Telecopy: ([_______])) nd notices to the Purchaser shall be directed to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, (Telecopy: (212-272-7206)), Attention: General Counsel; or to any other address as may hereafter be furnished by one party to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

SECTION 17. Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 12, 14 and 18 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller, or the Guarantor, as applicable, contained in Sections 5 and 7 hereof.

SECTION 18. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser’s obligation to close set forth under Section 11(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller’s obligation to close set forth under Section 11(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

SECTION 19. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller and the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, each of the Mortgage Loan Seller’s representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Replacement Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

SECTION 20. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

SECTION 21. Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 22. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 23. GOVERNING LAW. THIS AGREEMENT shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law.

SECTION 24. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 25.	Successors and Assigns.

(a)         This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, the Guarantor and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 14 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws), to the extent of its rights as a third party beneficiary hereunder. The Mortgage Loan Seller and the Guarantor acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller’s representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller or Guarantor may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller or the Guarantor), any person resulting from a change in form of the Mortgage Loan Seller or the Guarantor, or any person succeeding to the business of the Mortgage Loan Seller or the Guarantor, shall be considered the “successor” of the Mortgage Loan Seller or the Guarantor, as applicable, hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

SECTION 26. The Mortgage Loan Seller. The Mortgage Loan Seller will keep in full force and effect its existence, all rights and franchises as a corporation under the laws of the State of its formation and will obtain and preserve its qualification to do business as a statutory trust in each jurisdiction in which such qualification is necessary to perform its obligations under this Agreement.

SECTION 27. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

SECTION 28. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

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                              IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

ELLINGTON ACQUISITION TRUST 2005-1

By:

Name:

Title:

ELLINGTON CREDIT FUND, LTD.

By:

Name:

Title:

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:

Name:

Title:

EXHIBIT 1

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of this Agreement.

(i)                        The original Mortgage Note, including any riders thereto, endorsed without recourse in blank, and showing to the extent available to the Mortgage Loan Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee;

(ii)                       the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

(iii)                     unless the Mortgage Loan is a MOM Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage with respect to each Mortgage Loan in blank, which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form);

(iv)                      an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Mortgage Loan Seller, with evidence of recording thereon;

(v)                       the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property; and

(vi)                      originals or copies of all available assumption, modification or substitution agreements, if any; provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Purchaser may deliver a true copy thereof with a certification by the Mortgage Loan Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J to the Pooling and Servicing Agreement, the Purchaser may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Purchaser, in lieu of delivering the above documents, may deliver to the Trustee and its Custodian a certification of a Servicing Officer to such effect and in such case shall deposit all amounts paid in respect of such Mortgage Loans, in the Protected Account or in the Distribution Account on the Closing Date. In the case of the documents referred to in clause (x) above, the Purchaser shall deliver such documents to the Trustee or its Custodian promptly after they are received. The Mortgage Loan Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date; provided that the Mortgage Loan Seller need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel addressed to the Trustee delivered by the Mortgage Loan Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Mortgage Loan Seller and its successors and assigns. In the event that the Mortgage Loan Seller, the Purchaser, the Master Servicer or the Servicer gives written notice to the Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the Mortgage Loan Seller shall submit or cause to be submitted for recording as specified above or, should the Mortgage Loan Seller fail to perform such obligations, the Servicer shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust. In the event a Mortgage File is released to the Mortgage Loan Seller or the Servicer as a result of such Person having completed a Request for Release, the Custodian shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.

EXHIBIT 2

Mortgage Loan Schedule

EXHIBIT 3

MORTGAGE LOAN SCHEDULE INFORMATION

The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(i)	the loan number;

(ii)	the Mortgage Rate in effect as of the Cut-off Date;

(iii)	the Servicing Fee Rate;

(iv)	the Master Servicing Fee;

(v)	the Risk Manager Fee;

(vi)	the LPMI Fee, if applicable;

(vii)	the Net Mortgage Rate in effect as of the Cut-off Date;

(viii)	the maturity date;

(ix)	the original principal balance;

(x)	the Cut-off Date Principal Balance;

(xi)	the original term;

(xii)	the remaining term;

(xiii)	the property type;

(xiv)	the MIN with respect to each MOM Loan;

(xv)                     with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xvi)                   with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvii)                  with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(xviii)                 with respect to each Adjustable Rate Mortgage Loan, the Index Type;

(xix)     with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

(xx)      with respect to each Adjustable Rate Mortgage Loan, the Interest Rate and adjustment frequency;

(xxi)     with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(xxii)	the amount of any Seller Arrearages, if any;

(xxiii)  a code indicating whether such Mortgage Loan is an Actuarial Loan or Simple Interest Loan;

(xxiv)   a code indicating whether such Mortgage Loan is a first lien or a second lien Mortgage Loan;

(xxv)	loan type (fixed, Balloon, ARM);

(xxvi)	the paid to date;

(xxvii)	a bankruptcy flag;

(xxviii)	the Mortgage Loan purpose;

(xxix)	occupancy status;

(xxx)	FICO score;

(xxxi)	first payment date;

(xxxii)	the appraisal value at origination;

(xxxiii)	the state, zip code and city,

(xxxiv)	a Delinquency counter;

(xxxv)	the original Mortgage Rate;

(xxxvi)	the current Scheduled Payment;

(xxxvii)	the Seller Arrearages; and

(xxxviii)	and any Advance with respect to delinquent tax.

EXHIBIT 4

INTENTIONALLY OMITTED

EXHIBIT 5

INTENTIONALLY OMITTED

EXHIBIT 6

SCHEDULE OF LOST NOTES

Available Upon Request

SCHEDULE A

REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

Public Certificates

Ratings
Class	Standard & Poor's	Fitch
A-1	AAA	AAA
A-2	AAA	AAA
A-3	AAA	AAA
M-1	AA+	AA+
M-2	AA	AA
M-3	AA-	AA-
M-4	A+	A+
M-5	A	A
M-6	A-	A-
M-7	BBB+	BBB+
M-8	BBB	BBB
M-9	BBB-	BBB-

None of the above ratings has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

Private Certificates

Class	S&P	Fitch
B-IO	Not Rated	Not Rated
R-1	Not Rated	Not Rated
R-2	Not Rated	Not Rated
R-3	Not Rated	Not Rated

EXHIBIT 7

REVISED July 11, 2005

APPENDIX E – Standard & Poor’s Anti-Predatory Lending Categorization

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor’s High Cost Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado

Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.
Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002

Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan

District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan
Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	High Cost Home Loan
Georgia as amended (Mar. 7, 2003 – current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id. § 16a-3-207) and;
High APR Consumer Loan (id. § 16a-3-308a)

Kentucky	2003 KY H.B. 287 – High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage
Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq. Effective March 22, 2001 and amended from time to time	High Cost Home Loan
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan

Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	High Cost Home Loan
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

Standard & Poor’s Covered Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 – July 5, 2004	Covered Home Loan

Standard & Poor’s Home Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

EXHIBIT M-2

FORM OF ELLINGTON 2005-2 MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT M-3

FORM OF OCWEN MORTGAGE LOAN PURCHASE AGREEMENT

MORTGAGE LOAN PURCHASE AGREEMENT

BETWEEN

OCWEN MORTGAGE ASSET TRUST I

AS MORTGAGE LOAN SELLER,

OCWEN FINANCIAL CORPORATION

AS GUARANTOR

AND

BEAR STEARNS ASSET BACKED SECURITIES I LLC

AS PURCHASER

DATED AS OF

OCTOBER 24, 2005

EXHIBITS AND SCHEDULE TO

MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1	Contents of Mortgage File
Exhibit 2	Mortgage Loan Schedule
Exhibit 3	Mortgage Loan Schedule Information
Exhibit 4	Intentionally Omitted
Exhibit 5	Intentionally Omitted
Exhibit 6	Schedule of Lost Notes

Exhibit 7	Standard & Poor’s Appendix E to Glossary

MORTGAGE LOAN PURCHASE AGREEMENT

MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October 24, 2005, as amended and supplemented by any and all amendments hereto (collectively, “this Agreement”), by and between OCWEN MORTGAGE ASSET TRUST I, a Delaware statutory trust (the “Mortgage Loan Seller”), OCWEN FINANCIAL CORPORATION, a Florida corporation (the "Guarantor") and BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company (the “Purchaser”).

Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, closed-end, fixed rate and adjustable rate, first and second lien mortgage loans secured by one- to four-family residences as described herein and listed on Exhibit 2, attached hereto (collectively, the “Mortgage Loans”). The Purchaser intends to deposit the Mortgage Loans into a trust fund (the “Trust Fund”), together with certain mortgage loans sold by Ellington Acquisition Trust 2005-1 and by Ellington Acquisition Trust 2005-2, (together with Ellington Acquisition Trust 2005-1, "Ellington") to the Depositor pursuant to two separate mortgage loan purchase agreements dated as of the date hereof, and create Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Ellington Mortgage Loan Trust Series 2005-1 (the “Certificates”), under a pooling and servicing agreement, to be dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, the Mortgage Loan Seller, as seller, Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), Ellington, as seller, LaSalle Bank National Association, as master servicer (in that capacity, the “Master Servicer”) and securities administrator, Wells Fargo Bank, National Association, as custodian (the "Custodian"), The Risk Management Group, as risk manager, and Citibank, N.A. as trustee (the “Trustee”).

The Guarantor will guaranty the Mortgage Loan Seller's obligations to repurchase or substitute a Mortgage Loan pursuant to the terms of this Agreement and the Pooling and Servicing Agreement, or indemnify any party pursuant to the terms of this Agreement.

The Purchaser has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Number 333-125422) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the “Public Offering”), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively. The “Prospectus Supplement” shall mean that supplement, dated October 21, 2005, to the Prospectus, dated June 24, 2005, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, Bear, Stearns & Co. Inc. (“Bear Stearns”) and the Purchaser have entered into a terms agreement, dated as of October 24, 2005 to an underwriting agreement, dated July 25, 2004 between Bear Stearns and the Purchaser (collectively, the “Underwriting Agreement”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

Acquisition Price: Cash and/or certain classes of Certificates in amount agreed upon by the Mortgage Loan Seller and the Purchaser.

Appraised Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

Bear Stearns: Bear, Stearns & Co. Inc.

Closing Date: October 24, 2005.

Conveyed Assets: The Mortgage Loan Seller’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property.

Custodial Agreement: An agreement, dated as of October 24, 2005, among the Depositor, the Servicer, the Master Servicer, the Trustee and the Custodian.

Cut-off Date: October 1, 2005.

Cut-off Date Balance: Shall mean $59,755,924.11.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

Due Date: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

Fitch: Fitch, Inc or its successors in interest.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

Mortgage: The mortgage, deed of trust or other instrument creating a first or

_________________________

[1]	Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

second lien on or first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

Mortgagor: The obligor(s) on a Mortgage Note.

Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee and (iii) the Risk Manager Fee.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Purchase Price: With respect to any Mortgage Loan required to be purchased by the Mortgage Loan Seller or Guarantor pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired), (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase and (iii) any costs and damages (if any) incurred by the Trust Fund in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

Rating Agencies: Standard & Poor’s and Fitch, each a “Rating Agency.”

Replacement Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a “Mortgage Loan” hereunder.

Securities Act: The Securities Act of 1933, as amended.

Standard & Poor’s: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights. (a) Upon satisfaction of the conditions set forth in Section 11 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

(b)         The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser’s counsel in New York, New York or such other place as the parties shall agree.

(c)         Upon the satisfaction of the conditions set forth in Section 11 hereof, on the Closing Date, the Purchaser shall (i) pay to the Mortgage Loan Seller the cash portion of the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be specified by Ocwen Mortgage Asset Investment Company, LLC (“OMAIC”), as designee of the Mortgage Loan Seller and (ii) shall deliver to OMAIC (as designee of the Mortgage Loan Seller) the pro rata portion of the Class M-10 Certificates and the Class B-IO Certificates issued under the Pooling and Servicing Agreement, determined based upon the Stated Principal Balances of the Mortgage Loans sold by the Mortgage Loan Seller relative to all mortgage loans sold to the Trust Fund on the Closing Date.

(d)         Upon the satisfaction of the conditions set forth in Section 11 hereof, the Guarantor will guaranty the Mortgage Loan Seller's obligations to repurchase or substitute a Mortgage Loan pursuant to the terms of this Agreement and the Pooling and Servicing Agreement, or indemnify any party pursuant to the terms of this Agreement.

SECTION 3. Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the “Preliminary Mortgage Loan Schedule”) setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the “Final Mortgage Loan Schedule”) setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the “Amendment”). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

SECTION 4. Mortgage Loan Transfer.

(a)         The Purchaser will be entitled to all scheduled payments of interest due and actual payments of principal received on the Mortgage Loans due after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of interest due on the Mortgage Loans and actual payments of principal received on or before the Cut-off Date (including interest payments collected after the Cut-off Date) and all payments thereof. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

(b)         Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the

Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee, or the Custodian on behalf of the Trustee, by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a “Mortgage File Delivery Date”), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof (provided that, with respect to a Mortgage or intervening assignment, only to the extent such copy is available) with a certification by the Mortgage Loan Seller or the Servicer, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording;” (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Mortgage Loan Seller or the Servicer to such effect), the Mortgage Loan Seller may deliver photocopies of such documents (provided that, with respect to a Mortgage or intervening assignment, only to the extent such copy is available) containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 6 the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee, or the Custodian on behalf of the Trustee, promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage, and intervening assignments, if available, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date (unless further delayed by the recording office) unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

(c)         In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field “Pool Field” which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit the Servicer to, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Pooling and Servicing Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement or the Pooling and Servicing Agreement.

(d)         The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans will ultimately be assigned to Citibank, N.A., as Trustee for the benefit of the Certificateholders, on the date hereof.

SECTION 5.	Examination of Mortgage Files.

(a)         On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller’s custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall, or shall cause the Servicer to, make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller’s compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide, or cause the Servicer to provide, to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information reasonably available to the Mortgage Loan Seller regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller’s custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

(b)         Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee (or the Custodian as obligated under the Custodial Agreement) for the benefit of the Certificateholders will review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

(c)         Within 90 days of the Closing Date, the Trustee or the Custodian on its behalf shall, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, deliver to the Mortgage Loan Seller and the Trustee an Interim Certification in the form attached as Exhibit Two to the Custodial Agreement to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(d)         The Trustee or the Custodian on its behalf will review the Mortgage Files within 180 days of the Closing Date and will deliver to the Mortgage Loan Seller, the Servicer and the Master Servicer, and if reviewed by the Custodian, the Trustee, a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee or the Custodian on its behalf is unable to deliver a final certification with respect to the items listed in

Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a “Material Defect”), the Trustee or the Custodian on its behalf shall notify the Mortgage Loan Seller of such Material Defect. If such Material Defect causes either (i) a loss to be realized on that Mortgage Loan as a direct result of such Material Defect (including an inability to foreclose on a Mortgage Loan) or (ii) the Mortgage Loan not to be a "qualified loan" under the REMIC Provisions, the Mortgage Loan Seller or the Guarantor shall correct or cure any such Material Defect within 60 days from the date of notice from the Trustee, the Depositor, the Master Servicer or the Servicer of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period, the Mortgage Loan Seller or the Guarantor will, in accordance with the terms of the Pooling and Servicing Agreement, within 60 days of the date of notice, provide the Trustee with a Replacement Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price.

(e)         At the time of any substitution, the Mortgage Loan Seller or the Guarantor shall deliver or cause to be delivered the Replacement Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign the selected Mortgage Loan to the Mortgage Loan Seller or the Guarantor, as applicable, and shall release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Trustee or the Custodian, as applicable relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller or the Guarantor, as applicable title to such Deleted Mortgage Loan.

SECTION 6.	Recordation of Assignments of Mortgage.

(a)         The Mortgage Loan Seller will, within 60 days following the Closing Date, cause each assignment of Mortgage from the Mortgage Loan Seller or other prior assignee to be prepared in blank; provided, however, the Mortgage Loan Seller need not cause any such assignment to be prepared which relates to a Mortgage Loan that is a MOM Loan.

While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee or the Custodian on its behalf a certified copy of such Mortgage, if available, or assignment. In the event that, within 180 days of the Closing Date, the Trustee has received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above and the related Mortgage Loan is not a MOM Loan, the failure to provide evidence of recording shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee shall be borne by the Mortgage Loan Seller.

(b)         It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Conveyed Assets; (c) the possession by the Purchaser or the Trustee (or the Custodian on its behalf) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

SECTION 7.  Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

(a)         The information set forth in the Mortgage Loan Schedule on the Closing Date is complete, true and correct in all material respects.

(b)         Except as set forth on the Mortgage Loan Schedule, all payments required to be made prior to the Cut-off Date with respect to each Mortgage Loan have been made and no Mortgage Loan is delinquent ninety or more days as of the Cut-off Date; and the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

(c)         Except with respect to taxes, insurance and other amounts previously advanced by the Mortgage Loan Seller or a prior servicer with respect to any Mortgage Loan, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

(d)         The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Mortgage Loans are in the Mortgage File or the terms of which are reflected on the Mortgage Loan Schedule and have been or will be recorded, if necessary to protect the interests of the Trustee. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Mortgage Loans is part of the Mortgage File.

(e)         The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, but not limited to, the defense of usury and any violation of anti-predatory lending laws, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, but not limited to, the defense of usury and any violation of anti-predatory lending laws and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(f)          All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer generally acceptable in rated mortgage-backed securities transactions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and the Mortgage Loan Seller has received no notice that all premiums thereon have not been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the Stated Principal Balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense and, on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to obtain reimbursement therefor from the Mortgagor.

(g)         Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including but not limited to, all applicable anti-predatory lending laws.

(h)         The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(i)          The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Mortgage Loan Seller has full right to sell and assign the Mortgage to the Purchaser.

(j)          The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

(k)         All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(l)          The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(m)       Immediately prior to the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser hereunder, the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loan; the Servicer, as servicer of the Mortgage Loans on behalf of the Mortgage Loan Seller, was the custodian of the related escrow account, if applicable; the Mortgage Loan Seller had good and marketable title thereto, and had full right to transfer and sell the Mortgage Loan and the related servicing rights to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest subject to the applicable servicing agreement and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the related servicing rights, subject to the applicable servicing agreement, to the Purchaser pursuant to the terms of this Agreement.

(n)         All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

(o)	Reserved.

(p)         Except as provided in clause (b) or as reflected on the Mortgage Loan Schedule, immediately prior to the Closing Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration.

(q)         There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

(r)          At the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and the appraisal is in a form acceptable to Fannie Mae or Freddie Mac. All improvements which were considered in any appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(s)         The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Mortgage Loan all such payments are in the possession or under the control of the Servicer for the benefit of the Mortgage Loan Seller (including pursuant to a Subservicing Agreement) and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

(t)          The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

(u)         The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Mortgage Loan Seller and the Mortgage Loan Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

(v)         The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

(w)        In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(x)         The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan.

(y)         No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

(z)         As of the date of origination and as of the Closing Date, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

(aa)       The assignment of Mortgage with respect to a Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(bb)      The Mortgaged Property consists of a single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by Fannie Mae or a townhouse, each structure of which is permanently affixed to the Mortgaged Property, and is legally classified as real estate.

(cc)       Each Mortgage Loan at the time of origination was underwritten in accordance with generally accepted credit underwriting guidelines.

(dd)       No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of either the Mortgage Loan Seller or the related Originator.

(ee)       None of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or (b) classified and/or defined as a “high cost home loan” (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) under any federal, state, or local law, applicable thereto.

(ff)        None of the Mortgage Loans originated on or after October 1, 2002 and before March 7, 2003 was secured by property located in the State of Georgia.

(gg)	Reserved.

(hh)       No foreclosure action is threatened, expected or has been commenced with respect to any Mortgage Loan.

(ii)         None of the Mortgage Loans secured by property in the state of New Jersey are considered “high-cost home loans” under the New Jersey Home Ownership Security Act of 2002. None of the Mortgage Loans that are non- purchase money loans secured by property in the state of New Jersey are considered “covered home loans” under the New Jersey Home Ownership Security Act of 2002.

(jj)         None of the Mortgage Loans contains provisions pursuant to which monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Mortgage Loan Seller, the mortgagor, or anyone on behalf of the mortgagor, (b) paid by any source other than the mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. None of the Mortgage Loans is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature.

(kk)      Each Mortgage Loan that contains a provision for the assumption substitution of liability, pursuant to which the original mortgagor is released from liability and another person is substituted as the mortgagor and becomes liable under the Mortgage Note, shall be effective only if such person satisfies the then current underwriting practices and procedures of prudent mortgage lenders in a state in which the Mortgaged Property is located.

(ll)        The Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances.

(mm)    Each Mortgage is a valid and enforceable first or, if so indicated on the Mortgage Loan Schedule, second lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(nn)      Each Prepayment Charge (to the extent such prepayment charge period has not expired pursuant to the terms of the related Mortgage Note) is enforceable and was originated in compliance with all applicable federal, state and local laws.

(oo)      With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity, to the extent such prepayment premium period has not expired pursuant to the terms of the related Mortgage Note, the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

(pp)      Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1), (2), (4), (5) and (6).

(qq)	No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable

(as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which as of the Closing Date is Version 5.6c Revised as of July 11, 2005, Appendix E attached hereto as Exhibit 7).

(rr)        There is no action, suit or proceeding pending, or to Mortgage Loan Seller's knowledge, threatened or likely to be asserted with respect to the Mortgage Loans before or by any court, administrative agency, arbitrator or governmental body, and the Mortgage Loans are not subject to any court order or decree or settlement agreement.

(ss)	No Mortgage Loan has a current loan-to-value ratio in excess of 100%.

It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller or the Guarantor, as applicable, as to any Replacement Mortgage Loan as of the date of substitution.

Upon discovery or receipt of notice by the Mortgage Loan Seller, the Guarantor, the Purchaser or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. It is understood and agreed that a breach of any one of the representations contained in clauses (ee) and (ff) above will be deemed to materially adversely affect the interests of the Certificateholders. In the case of any such breach of a representation or warranty set forth in this Section 7, which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, within 90 days from the date of discovery by the Mortgage Loan Seller or the Guarantor, or the date the Mortgage Loan Seller or the Guarantor is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller or the Guarantor will (i) cure such breach in all material respects, (ii) purchase or cause to be purchased the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Replacement Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller or the Guarantor to cure, purchase or substitute a qualifying Replacement Mortgage Loan shall constitute the Purchaser’s, the Trustee’s and the Certificateholder’s sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller and the Guarantor to indemnify the Purchaser for such breach as set forth in and limited by Section 14 hereof.

Any cause of action against the Mortgage Loan Seller or the Guarantor or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or the Guarantor, or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller or the Guarantor to cure such breach, purchase such Mortgage Loan or substitute a qualifying Replacement Mortgage Loan pursuant to the terms hereof.

SECTION 8.  Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser and Guarantor as to itself in the capacity indicated as follows:

(a)         the Mortgage Loan Seller (i) is a statutory trust organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s business as presently conducted or on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)         the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)         the execution and delivery by the Mortgage Loan Seller of this Agreement has been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the formation documents of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby or thereby;

(d)         the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(e)         this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)          there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller’s ability to perform its obligations under this

Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 9.   Representations and Warranties Concerning the Guarantor. As of the date hereof and as of the Closing Date, the Guarantor represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

(a)         the Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Guarantor’s business as presently conducted or on the Guarantor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)         the Guarantor has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)         the execution and delivery by the Guarantor of this Agreement has been duly authorized by all necessary action on the part of the Guarantor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Guarantor or its properties or the charter or by-laws of the Guarantor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Guarantor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby or thereby;

(d)         the execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(e)         this Agreement has been duly executed and delivered by the Guarantor and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Guarantor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)          there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against the Guarantor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Guarantor could reasonably be expected to be determined adversely to the Guarantor and if determined adversely to the Guarantor materially and adversely affect the Guarantor’s ability to perform its obligations under this Agreement; and the Guarantor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 10. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller and Guarantor as follows:

(a)         the Purchaser (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser’s business as presently conducted or on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)         the Purchaser has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)         the execution and delivery by the Purchaser of this Agreement has been duly authorized by all necessary action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of formation or limited liability company agreement of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(d)         the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(e)         this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)          there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser could reasonably be expected to be determined adversely to the Purchaser and if determined adversely to the Purchaser materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 11.	Conditions to Closing.

(a)         The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(1)         Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(2)         The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

(i)                        If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)                       If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

(iii)                     The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

(iv)                      A certificate of an officer of the Mortgage Loan Seller and the Guarantor, each dated as of the Closing Date, in a form reasonably acceptable to the Purchaser and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the formation or organizational documents and certificate of good standing of the Mortgage Loan Seller or the Guarantor, as applicable;

(v)                       One or more opinions of counsel from the Mortgage Loan Seller’s counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

(vi)                      A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

(vii)                     Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

(3)         The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to the Bear Stearns.

(4)         The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

(b)         The obligations of the Mortgage Loan Seller and Guarantor under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(1)         The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement or the Pooling and Servicing Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

(2)         The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(i)                        If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)                       The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller and the Trustee, and all documents required thereby duly executed by all signatories;

(iii)                      A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the written consent of the member of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser’s certificate of formation, limited liability company agreement and evidence as to the good standing of the Purchaser dated as of a recent date;

(iv)                      One or more opinions of counsel from the Purchaser’s counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller, the Trustee and the Rating Agencies; and

(v)                       Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

SECTION 12. Fees and Expenses. Subject to Section 17 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller’s attorneys and the reasonable fees and expenses of the Purchaser’s attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser’s Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel’s fees and expenses in connection with any “blue sky” and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee or the Custodian on its behalf, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically. Notwithstanding the forgoing, the Mortgage Loan Seller shall only pay fees and expenses related to its Mortgage Loans. In no event shall the Mortgage Loan Seller be responsible for any fees and expenses relating the sale and transfer of any other mortgage loans by any other mortgage loan seller. To the extent the above fees and expenses are calculated in the aggregate with any other mortgage loans from any other mortgage loan seller, the Mortgage Loan Seller shall only be responsible for its proportional share equal to a percentage of the principal balance Mortgage Loans sold and transferred hereunder with respect to the aggregate principal balance of the mortgage loans sold to the Trust Fund.

SECTION 13.	Accountants’ Letters.

(a)         Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions “Summary—The Mortgage Loans” and “The Mortgage Pool” and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption “Yield, Prepayment and Maturity Considerations” in the Prospectus Supplement.

(b)	Reserved.

SECTION 14.	Indemnification.

(a)	The Mortgage Loan Seller or the Guarantor, as applicable, shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 16 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty made by the Mortgage Loan Seller or the Guarantor in Section 7, Section 8 or Section 9 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Mortgage Loan Seller or the Guarantor to perform its obligations under this Agreement; and the Mortgage Loan Seller or the Guarantor, as applicable, shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller and the Guarantor otherwise may have to the Purchaser or any other such indemnified party.

(b)         The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller, the Guarantor and their respective directors, officers and controlling persons (as defined in Section 16 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty made by the Purchaser in Section 10 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, the Guarantor and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, the Guarantor, or any other such indemnified party.

(c)         Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 14 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

(d)         If the indemnification provided for in paragraphs (a) and (b) of this Section 14 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 14, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

(e)         The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 15.	Obligations of Guarantor.

(a)	The Guarantor hereby unconditionally and irrevocably guarantees:

(1)         the due and punctual performance of the Mortgage Loan Seller of all of its obligations under this Agreement, including but not limited to, the Mortgage Loans Seller's obligations pursuant to Sections 5(d), 5(e), 6(a) and 7 hereunder;

(2)         the due and punctual payment of any and all amounts (including, in case of default or delay in payment, interest on any amount due at the prime rate (as publicly announced by Citibank, N.A. at its principal office in New York, New York as of such date) plus 2%) payable by the Mortgage Loan Seller pursuant to Section 14 hereof when and as any such amount shall become due and payable pursuant to the terms of this Agreement.

(b)         This Section 15 shall remain in effect and payments or performance hereunder shall be made hereunder regardless of a bankruptcy, insolvency or reorganization of the Mortgage Loan Seller, or other proceeding against the Mortgage Loan Seller pursuant to any law relating to creditors' rights, and regardless of any adverse effect which such proceeding might have upon the obligations of the Mortgage Loan Seller.

(c)         The Guarantor hereby agrees that its obligations hereunder are absolute and unconditional, irrespective of the validity or enforceability of, or any change in or amendment to, any Mortgage Loan, the Pooling and Servicing Agreement or this Agreement, the institution or absence of any action to enforce the same, the waiver of any provisions thereof or hereof, the obtaining of any judgment against the Mortgage Loan Seller or any action to enforce same, the inability to recover against the Mortgage Loan Seller because of any statute of limitations, laches or otherwise or any circumstance which might otherwise constitute a legal or equitable discharge or defense to a guarantor.

(d)         The Guarantor covenants that this Section 15 will not be discharged until the later of the termination of the Pooling and Servicing Agreement or the termination of this Agreement, and in each case, all of the Mortgage Loan Seller's obligations thereunder, provided that the Guarantor's obligations under Section 15(a)(2) shall survive any such termination. This Section 15 shall continue to be effective if the Mortgage Loan Seller merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

(e)         The Guarantor waives, to the extent it may do so under applicable law, all presentments, demands for performance, diligence, notices of non-performance or default, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Agreement, and notices of the existence, creation, or incurring of new or additional indebtedness, any marshalling of assets of the Mortgage Loan Seller, the Guarantor or any other person or entity providing security for any of the Mortgage Loans, and all other notices or formalities to which the Guarantor may be entitled, any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

SECTION 16. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to Ocwen Mortgage Asset Trust I, c/o Delaware Trust Company, National Association, 300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801, Attention: Corporate Trust Group, with a copy to Ocwen Financial Corporation, as administrator, at the same address as the Guarantor below), notices to the Guarantor shall be directed to Ocwen Financial Corporation, 1661 Worthington Road, Suite 100, Centrepark West, West Palm Beach, Florida 33409, (Telecopy: (561) 682-8177), and notices to the Purchaser shall be directed to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, (Telecopy: (212-272-7206)), Attention: General Counsel; or to any other address as may hereafter be furnished by one party to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

SECTION 17. Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 12, 14 and 18 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller, or the Guarantor, as applicable, contained in Sections 5 and 7 hereof.

SECTION 18. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser’s obligation to close set forth under Section 11(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller’s obligation to close set forth under Section 11(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

SECTION 19. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller and the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, each of the Mortgage Loan Seller’s representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Replacement Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

SECTION 20. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

SECTION 21. Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 22. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 23. GOVERNING LAW. THIS AGREEMENT shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law.

SECTION 24. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 25.	Successors and Assigns.

(a)         This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, the Guarantor and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 14 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws), to the extent of its rights as a third party beneficiary hereunder. The Mortgage Loan Seller and the Guarantor acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller’s representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller or Guarantor may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller or the Guarantor), any person resulting from a change in form of the Mortgage Loan Seller or the Guarantor, or any person succeeding to the business of the Mortgage Loan Seller or the Guarantor, shall be considered the “successor” of the Mortgage Loan Seller or the Guarantor, as applicable, hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

SECTION 26. The Mortgage Loan Seller. The Mortgage Loan Seller will keep in full force and effect its existence, all rights and franchises as a corporation under the laws of the State of its formation and will obtain and preserve its qualification to do business as a statutory trust in each jurisdiction in which such qualification is necessary to perform its obligations under this Agreement.

SECTION 27. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

SECTION 28. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

OCWEN MORTGAGE ASSET TRUST I

By: Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

OCWEN FINANCIAL CORPORATION

By:

Name:

Title:

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:

Name:

Title:

EXHIBIT 1

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of this Agreement.

(vi)                      The original Mortgage Note, including any riders thereto, endorsed without recourse in blank and showing to the extent available to the Mortgage Loan Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee;

(vii)                     the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

(viii)                   unless the Mortgage Loan is a MOM Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage with respect to each Mortgage Loan in blank, which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form);

(ix)                      an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Mortgage Loan Seller, with evidence of recording thereon;

(x)                       the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property; and

(xi)                      originals or copies of all available assumption, modification or substitution agreements, if any;

provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Purchaser may deliver a true copy thereof with a certification by the Mortgage Loan Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J to the Pooling and Servicing Agreement, the Purchaser may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Purchaser, in lieu of delivering the above documents, may deliver to the Trustee and its Custodian a certification of a Servicing Officer to such effect and in such case shall deposit all amounts paid in respect of such Mortgage Loans, in the Protected Account or in the Distribution Account on the Closing Date. In the case of the documents referred to in clause (x) above, the Purchaser shall deliver such documents to the Trustee or its Custodian promptly after they are received. The Mortgage Loan Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date; provided that the Mortgage Loan Seller need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel addressed to the Trustee delivered by the Mortgage Loan Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Mortgage Loan Seller and its successors and assigns. In the event that the Mortgage Loan Seller, the Purchaser, the Master Servicer or the Servicer gives written notice to the Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the Mortgage Loan Seller shall submit or cause to be submitted for recording as specified above or, should the Mortgage Loan Seller fail to perform such obligations, the Servicer shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust. In the event a Mortgage File is released to the Mortgage Loan Seller or the Servicer as a result of such Person having completed a Request for Release, the Custodian shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.

EXHIBIT 2

Mortgage Loan Schedule

EXHIBIT 3

MORTGAGE LOAN SCHEDULE INFORMATION

The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(xii)	the loan number;

(xiii)	the Mortgage Rate in effect as of the Cut-off Date;

(xiv)	the Servicing Fee Rate;

(xv)	the Master Servicing Fee;

(xvi)	the Risk Manager Fee;

(xvii)	the LPMI Fee, if applicable;

(xviii)	the Net Mortgage Rate in effect as of the Cut-off Date;

(xix)	the maturity date;

(xx)	the original principal balance;

(xxi)	the Cut-off Date Principal Balance;

(xxii)	the original term;

(xxiii)	the remaining term;

(xxiv)	the property type;

(xxv)	the MIN with respect to each MOM Loan;

(xxvi)                      with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xxvii)                    with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xxviii)                   with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(xxix)                      with respect to each Adjustable Rate Mortgage Loan, the Index Type;

(xxx)                       with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

(xxxi)                      with respect to each Adjustable Rate Mortgage Loan, the Interest Rate and adjustment frequency;

(xxxii)                    with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(xxxiii)	the amount of any Seller Arrearages, if any;

(xxxiv)                    a code indicating whether such Mortgage Loan is an Actuarial Loan or Simple Interest Loan;

(xxxv)                     a code indicating whether such Mortgage Loan is a first lien or a second lien Mortgage Loan;

(xxxvi)	loan type (fixed, Balloon, ARM);

(xxxvii)	the paid to date;

(xxxviii)	a bankruptcy flag;

(xxxix)	the Mortgage Loan purpose;

(xl)	occupancy status;

(xli)	FICO score;

(xlii)	first payment date;

(xliii)	the appraisal value at origination;

(xliv)	the state, zip code and city,

(xlv)	a Delinquency counter;

(xlvi)	the original Mortgage Rate;

(xlvii)	the current Scheduled Payment;

(xlviii)	the Seller Arrearages; and

(xlix)	and any Advance with respect to delinquent tax.

EXHIBIT 4

INTENTIONALLY OMITTED

EXHIBIT 5

INTENTIONALLY OMITTED

EXHIBIT 6

SCHEDULE OF LOST NOTES

Available Upon Request

SCHEDULE A

REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

Public Certificates

Ratings
Class	Standard & Poor's	Fitch
A-1	AAA	AAA
A-2	AAA	AAA
A-3	AAA	AAA
M-1	AA+	AA+
M-2	AA	AA
M-3	AA-	AA-
M-4	A+	A+
M-5	A	A
M-6	A-	A-
M-7	BBB+	BBB+
M-8	BBB	BBB
M-9	BBB-	BBB-

None of the above ratings has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

Private Certificates

Class	S&P	Fitch
B-IO	Not Rated	Not Rated
R-1	Not Rated	Not Rated
R-2	Not Rated	Not Rated
R-3	Not Rated	Not Rated

EXHIBIT 7

REVISED July 11, 2005

APPENDIX E – Standard & Poor’s Anti-Predatory Lending Categorization

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor’s High Cost Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado

Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.
Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002

Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan

District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan
Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	High Cost Home Loan
Georgia as amended (Mar. 7, 2003 – current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id. § 16a-3-207) and;
High APR Consumer Loan (id. § 16a-3-308a)

Kentucky	2003 KY H.B. 287 – High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage
Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq. Effective March 22, 2001 and amended from time to time	High Cost Home Loan
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan

Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	High Cost Home Loan
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

Standard & Poor’s Covered Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 – July 5, 2004	Covered Home Loan

Standard & Poor’s Home Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

EXHIBIT N

LIST OF FORECLOSURE RESTRICTED LOANS

[PROVIDED UPON REQUEST]

EXHIBIT O

FORM OF CERTIFICATION TO BE PROVIDED

BY THE RISK MANAGER

FORM OF CERTIFICATION

RE: BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1, ASSET-BACKED CERTIFICATES, SERIES 2005-CL1 ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT (THE "PSA") DATED AS OF OCTOBER 1, 2005 BY AND AMONG RISK MANAGEMENT GROUP, LLC AS RISK MANAGER ("RISK MANAGER"), BEAR STEARNS ASSET BACKED SECURITIES I LLC AS DEPOSITOR (THE "DEPOSITOR"), ELLINGTON ACQUISITION TRUST 2005-1, ELLINGTON ACQUISITION TRUST 2005-2 AND OCWEN MORTGAGE ASSET TRUST I, AS SELLERS (THE "SELLERS"), OCWEN LOAN SERVICING, LLC, AS SERVICER (THE "SERVICER"), LASALLE BANK NATIONAL ASSOCIATION AS MASTER SERVICER AND SECURITIES ADMINISTRATOR ("LASALLE"), WELLS FARGO BANK, NATIONAL ASSOCIATION AS CUSTODIAN (THE "CUSTODIAN"), AND CITIBANK, N.A. AS TRUSTEE (THE "TRUSTEE").

RISK MANAGER CERTIFIES TO THE DEPOSITOR, THE TRUSTEE, AND THE SECURITIES ADMINISTRATOR, ITS OFFICERS, DIRECTORS AND AFFILIATES, AND WITH THE KNOWLEDGE AND INTENT THAT THEY WILL RELY UPON THIS CERTIFICATION, THAT:

1.

BASED ON THE KNOWLEDGE OF THE RISK MANAGER, TAKEN AS A WHOLE, THE INFORMATION IN THE REPORTS PROVIDED DURING THE CALENDAR YEAR IMMEDIATELY PRECEDING THE DATE OF THIS CERTIFICATE (THE "RELEVANT YEAR") BY THE RISK MANAGER PURSUANT TO THE PSA, DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH SUCH STATEMENTS WERE MADE, NOT MISLEADING AS OF THE DATE THAT EACH OF SUCH REPORTS WAS PROVIDED; AND

2.	THE RISK MANAGER HAS FULFILLED ITS OBLIGATIONS UNDER THE PSA THROUGHOUT THE RELEVANT YEAR.

RISK MANAGEMENT GROUP, LLC

BY:___________________________________

NAME:_________________________________

TITLE: _________________________________

EXHIBIT P

FORM OF SERVICER CERTIFICATE

EXHIBIT Q

FORM OF SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

BETWEEN

OCWEN MORTGAGE ASSET TRUST I

AS SELLER,

OCWEN FINANCIAL CORPORATION

AS GUARANTOR

AND

BEAR STEARNS ASSET BACKED SECURITIES I LLC

AS PURCHASER

DATED AS OF

NOVEMBER [__], 2005

EXHIBITS TO

MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1	Contents of Mortgage File
Exhibit 2	Subsequent Mortgage Loan Schedule
Exhibit 3	Subsequent Mortgage Loan Schedule Information
Exhibit 4	Intentionally Omitted
Exhibit 5	Intentionally Omitted
Exhibit 6	Schedule of Lost Notes
Exhibit 7	Standard & Poor’s Appendix E to Glossary

SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT, dated as of November [__], 2005, as amended and supplemented by any and all amendments hereto (collectively, “this Agreement”), by and between OCWEN MORTGAGE ASSET TRUST I, a Delaware statutory trust (the “Seller”), OCWEN FINANCIAL CORPORATION, a Florida corporation (the "Guarantor") and BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company (the “Purchaser”).

Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, closed-end, fixed rate and adjustable rate, first and second lien mortgage loans secured by one- to four-family residences as described herein and listed on Exhibit 2, attached hereto (collectively, the “Subsequent Mortgage Loans”). The Purchaser intends to deposit the Subsequent Mortgage Loans into a trust fund (the “Trust Fund”), together with certain mortgage loans sold by Ellington Acquisition Trust 2005-1 and by Ellington Acquisition Trust 2005-2, (together with Ellington Acquisition Trust 2005-1, "Ellington") to the Depositor pursuant to two separate mortgage loan purchase agreements dated as of the date hereof, named Bear Stearns Asset Backed Securities I Trust 2005-CL1, Asset-Backed Certificates, Series 2005-CL1 (the “Certificates”), created under a pooling and servicing agreement, dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, the Seller, as seller, Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), Ellington, as seller, LaSalle Bank National Association, as master servicer (in that capacity, the “Master Servicer”) and securities administrator, Wells Fargo Bank, National Association, as custodian (the "Custodian"), The Risk Management Group, as risk manager, and Citibank, N.A. as trustee (the “Trustee”).

The Guarantor will guaranty the Seller's obligations to repurchase or substitute a Subsequent Mortgage Loan pursuant to the terms of this Agreement and the Pooling and Servicing Agreement, or indemnify any party pursuant to the terms of this Agreement.

The Purchaser has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Number 333-125422) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the “Public Offering”), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively. The “Prospectus Supplement” shall mean that supplement, dated October 21, 2005, to the Prospectus, dated June 24, 2005, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, Bear, Stearns & Co. Inc. (“Bear Stearns”) and the Purchaser have entered into a terms agreement, dated as of October 24, 2005 to an underwriting agreement, dated July 25, 2004 between Bear Stearns and the Purchaser (collectively, the “Underwriting Agreement”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

Acquisition Price: Cash and/or certain classes of Certificates in amount agreed upon by the Seller and the Purchaser.

Appraised Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

Bear Stearns: Bear, Stearns & Co. Inc.

Conveyed Assets: The Seller’s right, title and interest in and to the Subsequent Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property.

Custodial Agreement: An agreement, dated as of October 24, 2005, among the Depositor, the Servicer, the Master Servicer, the Trustee and the Custodian.

Deleted Subsequent Mortgage Loan: A Subsequent Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

Due Date: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

Fitch: Fitch, Inc or its successors in interest.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on or first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Subsequent Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

_________________________

[1]	Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

Mortgagor: The obligor(s) on a Mortgage Note.

Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee and (iii) the Risk Manager Fee.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller or the Purchaser, reasonably acceptable to the Trustee.

Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Purchase Price: With respect to any Subsequent Mortgage Loan required to be repurchased by the Seller or Guarantor pursuant to the applicable provisions of this Agreement, an amount equal to the sum of, without duplication (i) 100% of the principal remaining unpaid on such Subsequent Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Subsequent Mortgage Loan at the time the Mortgaged Property was acquired), (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase and (iii) unreimbursed Servicing Advances and Advances made with respect to the related Subsequent Mortgage Loan, if any, and (iv) any costs and damages (if any) incurred by the Trust Fund in connection with any violation of such Subsequent Mortgage Loan of any anti-predatory lending laws.

Rating Agencies: Standard & Poor’s and Fitch, each a “Rating Agency.”

Replacement Mortgage Loan: A mortgage loan substituted for a Deleted Subsequent Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a “Mortgage Loan” hereunder.

Securities Act: The Securities Act of 1933, as amended.

Standard & Poor’s: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

Subsequent Cut-off Date Balance: $_______________

Subsequent Cut-off Date: November 1, 2005

Subsequent Transfer Date: November [__], 2005

SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights. (a) Upon satisfaction of the conditions set forth in Section 11 hereof, the Seller agrees to sell, and the Purchaser agrees to purchase Subsequent Mortgage Loans having an aggregate outstanding principal balance as of the Subsequent Cut-off date equal to the Subsequent Subsequent Cut-off Date Balance.

(a)   The closing for the purchase and sale of the Subsequent Mortgage Loans and the closing for the issuance of the Certificates will take place on the Subsequent Transfer Date at the office of the Purchaser’s counsel in New York, New York or such other place as the parties shall agree.

(b)   Upon the satisfaction of the conditions set forth in Section 11 hereof, on the Subsequent Transfer Date, the Purchaser shall pay to the Seller the cash portion of the Acquisition Price for the Subsequent Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be specified by the Seller.

(c)   Upon the satisfaction of the conditions set forth in Section 11 hereof, the Guarantor will guaranty the Seller's obligations to repurchase or substitute a Subsequent Mortgage Loan pursuant to the terms of this Agreement and the Pooling and Servicing Agreement, or indemnify and party pursuant to the terms of this Agreement.

SECTION 3. Subsequent Mortgage Loan Schedules. The Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Subsequent Mortgage Loans (the “Preliminary Subsequent Mortgage Loan Schedule”) setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Subsequent Mortgage Loans being sold by the Seller. If there are changes to the Preliminary Subsequent Mortgage Loan Schedule, the Seller shall provide to the Purchaser as of the Subsequent Transfer Date a final schedule (the “Final Subsequent Mortgage Loan Schedule”) setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Subsequent Mortgage Loans being sold by the Seller to the Purchaser. The Final Subsequent Mortgage Loan Schedule shall be delivered to the Purchaser on the Subsequent Transfer Date, shall be attached to an amendment to this Agreement to be executed on the Subsequent Transfer Date by the parties hereto and shall be in form and substance mutually agreed to by the Seller.

SECTION 4.	Mortgage Loan Transfer.

(a)   The Purchaser will be entitled to all scheduled payments of interest due and actual payments of principal received on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date. The Seller will be entitled to all scheduled payments of interest due on the Subsequent Mortgage Loans and actual payments of principal received on or before the Subsequent Cut-off Date (including payments collected after the Subsequent Cut-off Date) and all payments thereof. Such principal amounts and any interest thereon belonging to the Subsequent Seller as described above will not be included in the aggregate outstanding principal balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date as set forth on the Final Subsequent Mortgage Loan Schedule.

(b)   Pursuant to various conveyancing documents to be executed on the Subsequent Transfer Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Subsequent Transfer Date all of its right, title and interest in and to the Subsequent Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Seller has delivered or will deliver or cause to be delivered to the Trustee, or the Custodian on behalf of the Trustee, no later than three Business Days prior to the Subsequent Transfer Date or such later date as is agreed to by the Purchaser and the Seller (each of the Subsequent Transfer Date and such later date is referred to as a “Mortgage File Delivery Date”), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Seller may deliver a true copy thereof (provided that, with respect to a Mortgage, only to the extent such copy is available) with a certification by the Seller or the Servicer, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording;” (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Seller or the Servicer to such effect), the Seller may deliver photocopies of such documents (provided that, with respect to a Mortgage, only to the extent such copy is available) containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Subsequent Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Subsequent Transfer Date and attached hereto as Exhibit 3 the Seller may deliver lost note affidavits and indemnities of the Seller; and provided further, however, that in the case of Subsequent Mortgage Loans which have been prepaid in full after the Subsequent Cut-off Date and prior to the Subsequent Transfer Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Seller or the Servicer to such effect. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee, or the Custodian on behalf of the Trustee, promptly after they are received. The Seller shall cause the Mortgage. if available, and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Subsequent Transfer Date unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

In connection with the assignment of any Subsequent Mortgage Loan registered on the MERS® System, the Seller further agrees that it will cause, at the Seller’s own expense, within 30 days after the Subsequent Transfer Date, the MERS® System to indicate that such Subsequent Mortgage Loans have been assigned by the Seller to the Purchaser and by the Purchaser to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Subsequent Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field “Pool Field” which identifies the series of the Certificates issued in connection with such Subsequent Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer to, alter the codes referenced in this paragraph with respect to any Subsequent Mortgage Loan during the term of the Pooling and Servicing Agreement unless and until such Subsequent Mortgage Loan is repurchased in accordance with the terms of this Agreement or the Pooling and Servicing Agreement.

The Seller and the Purchaser acknowledge hereunder that all of the Subsequent Mortgage Loans will ultimately be assigned to Citibank, N.A., as Trustee for the benefit of the Certificateholders, on the date hereof.

SECTION 5.	Examination of Mortgage Files.

(a) On or before the Mortgage File Delivery Date, the Seller will have made the

Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Seller and/or the Seller’s custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall, or shall cause the Servicer to, make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller’s compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Seller agrees to provide, or cause the Servicer to provide, to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information reasonably available to the Seller regarding the Subsequent Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Seller and/or the Seller’s custodian) and to make available personnel knowledgeable about the Subsequent Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

(b)   Pursuant to the Pooling and Servicing Agreement, on or prior to the Subsequent Transfer Date, the Custodian shall acknowledge with respect to each Subsequent Mortgage Loan, by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the related Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit.

(c)

(d)   Within 90 days of the Subsequent Transfer Date, the Trustee or the Custodian on its behalf shall, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, deliver to the Seller and the Trustee an Interim Certification in the form attached as Exhibit Two to the Custodial Agreement to the effect that all such documents have been executed and received and that such documents relate to the Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(e)   The Trustee or the Custodian on its behalf will review the Mortgage Files within 180 days of the Subsequent Transfer Date and will deliver to the Seller, the Servicer and the Master Servicer, and if reviewed by the Custodian, the Trustee, a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee or the Custodian on its behalf is unable to deliver a final certification with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Subsequent Mortgage Loans identified in the Final Subsequent Mortgage Loan Schedule (a “Material Defect”), the Trustee or the Custodian on its behalf shall notify the Seller of such Material Defect. If such Material Defect causes either (i) a loss to be realized on that Subsequent Mortgage Loan as a direct result of such Material Defect (including an inability to foreclose on a Mortgage Loan) or (ii) the Subsequent Mortgage Loan not to be a "qualified loan" under the REMIC Provisions, the Seller or the Guarantor shall correct or cure any such Material Defect within 60 days from the date of notice from the Trustee, the Depositor, the Master Servicer or the Servicer of the Material Defect and if the Seller does not correct or cure such Material Defect within such period, the Seller or the Guarantor will, in accordance with the terms of the Pooling and Servicing Agreement, within 60 days of the date of notice, provide the Trustee with a Replacement Subsequent Mortgage Loan (if within two years of the Subsequent Transfer Date) or purchase the related Subsequent Mortgage Loan at the applicable Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, neither the Seller nor the Guarantor shall be required to purchase such Subsequent Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Subsequent Transfer Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee shall be effected by the Seller within thirty days of its receipt of the original recorded document.

(f)    At the time of any substitution, the Seller or the Guarantor shall deliver or cause to be delivered the Replacement Subsequent Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign the selected Subsequent Mortgage Loan to the Seller or the Guarantor, as applicable, and shall release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Trustee or the Custodian, as applicable relating to the Deleted Subsequent Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or the Guarantor, as applicable title to such Deleted Subsequent Mortgage Loan.

SECTION 6.	Recordation of Assignments of Mortgage.

The Seller will, promptly after the Subsequent Transfer Date, cause each Mortgage and each assignment of Mortgage from the Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Subsequent Transfer Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Seller need not cause to be recorded any assignment which relates to a Subsequent Mortgage Loan that is a MOM Loan or for which the related Mortgaged Property is located in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Subsequent Mortgage Loan; provided, however, notwithstanding the delivery of any Opinion of Counsel, an assignment of a Mortgage shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller under the Pooling and Servicing Agreement, (iv) the occurrence of a servicing transfer or an assignment of the servicing as described in Section 7.07 of the Pooling and Servicing Agreement or (iv) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

While each such Mortgage or assignment is being recorded, if necessary, the Seller shall leave or cause to be left with the Trustee or the Custodian on its behalf a certified copy of such Mortgage, if available, or assignment. In the event that, within 180 days of the Subsequent Transfer Date, the Trustee has not been provided with an Opinion of Counsel as described above or received evidence of recording with respect to each Subsequent Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above and the related Subsequent Mortgage Loan is not a MOM Loan, the failure to provide evidence of recording or such Opinion of Counsel shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Seller.

It is the express intent of the parties hereto that the conveyance of the Subsequent Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Subsequent Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Subsequent Mortgage Loans are held by a court to continue to be property of the Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Subsequent Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Conveyed Assets; (c) the possession by the Purchaser or the Trustee (or the Custodian on its behalf) of Subsequent Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Subsequent Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

SECTION 7. Representations and Warranties of Seller Concerning the Subsequent Mortgage Loans. The Seller hereby represents and warrants to the Purchaser as of the Subsequent Transfer Date or such other date as may be specified below with respect to each Subsequent Mortgage Loan being sold by it:

(a)   The information set forth in the Subsequent Mortgage Loan Schedule on the Subsequent Transfer Date is complete, true and correct in all material respects.

(b)   Except as set forth on the Subsequent Mortgage Loan Schedule, all payments required to be made prior to the Subsequent Cut-off Date with respect to each Subsequent Mortgage Loan have been made and no Subsequent Mortgage Loan is delinquent ninety or more days as of the Subsequent Cut-off Date; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under any Subsequent Mortgage Loan.

(c)   Except with respect to taxes, insurance and other amounts previously advanced by the Seller or a prior servicer with respect to any Subsequent Mortgage Loan, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

(d)   The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Subsequent Mortgage Loans are in the Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee and which have been or will be delivered to the Trustee or the Custodian, all in accordance with this Agreement or to the extent, the applicable terms are reflected on the Subsequent Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Subsequent Mortgage Loans is part of the Mortgage File.

(e)   The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, but not limited to, the defense of usury and any violation of anti-predatory lending laws, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, but not limited to, the defense of usury and any violation of anti-predatory lending laws and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(f)   All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and the Seller has received no notice that all premiums thereon have not been paid. If upon origination of the Subsequent Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the Stated Principal Balance of the related Subsequent Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense and, on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to obtain reimbursement therefor from the Mortgagor.

(g)   Each Subsequent Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including but not limited to, all applicable anti-predatory lending laws.

(h)   The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(j)   The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Subsequent Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Seller has full right to sell and assign the Mortgage to the Purchaser.

(k)   The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

(k)   All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Subsequent Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(l)   The proceeds of the Subsequent Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Subsequent Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(m)   Immediately prior to the conveyance of the Subsequent Mortgage Loans by the Seller to the Purchaser hereunder, the Seller was the sole owner and holder of the Subsequent Mortgage Loan; the Servicer, as servicer of the Subsequent Mortgage Loans on behalf of the Seller, was the custodian of the related escrow account, if applicable; the Seller had good and marketable title thereto, and had full right to transfer and sell the Subsequent Mortgage Loan and the related servicing rights to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest subject to the applicable servicing agreement and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Subsequent Mortgage Loan and the related servicing rights, subject to the applicable servicing agreement, to the Purchaser pursuant to the terms of this Agreement.

(n)   All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

(o)	Reserved.

(p)   Except as provided in clause (b) or as reflected on the Subsequent Mortgage Loan Schedule, immediately prior to the Subsequent Transfer Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(q)   There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

(r)   At the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Subsequent Mortgage Loan and the appraisal is in a form acceptable to Fannie Mae or Freddie Mac. All improvements which were considered in any appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(s)   The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standards, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Subsequent Mortgage Loan all such payments are in the possession or under the control of the Seller (including pursuant to a Subservicing Agreement) and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

(t)   The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

(u)   The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

(v)   The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

(w)   In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(x)   The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Subsequent Mortgage Loan.

(y)   No Subsequent Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

(z)   As of the date of origination and as of the Subsequent Transfer Date, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

(aa)   The assignment of Mortgage with respect to a Subsequent Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(bb)   The Mortgaged Property consists of a single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by Fannie Mae or a townhouse, each structure of which is permanently affixed to the Mortgaged Property, and is legally classified as real estate.

(cc)   Each Subsequent Mortgage Loan at the time of origination was underwritten in accordance with generally accepted credit underwriting guidelines.

(dd)   No error, omission, misrepresentation, fraud or similar occurrence with respect to a Subsequent Mortgage Loan has taken place on the part of either the Seller or the related Originator.

(ee)   None of the Subsequent Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or (b) classified and/or defined as a “high cost home loan” (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) under any federal, state, or local law, applicable thereto.

(ff)   None of the Subsequent Mortgage Loans originated on or after October 1, 2002 and before March 7, 2003 was secured by property located in the State of Georgia.

Reserved.

(gg)

(hh)   None of the Subsequent Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act.

(ii)   No foreclosure action is threatened, expected or has been commenced with respect to any Subsequent Mortgage Loan.

(jj) None of the Subsequent Mortgage Loans secured by property in the state of New

Jersey are considered “high-cost home loans” under the New Jersey Home Ownership Security Act of 2002. None of the Subsequent Mortgage Loans that are non- purchase money loans secured by property in the state of New Jersey are considered “covered home loans” under the New Jersey Home Ownership Security Act of 2002.

(kk)   None of the Subsequent Mortgage Loans contains provisions pursuant to which monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the mortgagor, or anyone on behalf of the mortgagor, (b) paid by any source other than the mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. None of the Subsequent Mortgage Loans is a graduated payment mortgage loan and no Subsequent Mortgage Loan has a shared appreciation or other contingent interest feature.

(ll)   Each Subsequent Mortgage Loan that contains a provision for the assumption substitution of liability, pursuant to which the original mortgagor is released from liability and another person is substituted as the mortgagor and becomes liable under the Mortgage Note, shall be effective only if such person satisfies the then current underwriting practices and procedures of prudent mortgage lenders in a state in which the Mortgaged Property is located.

(mm)   The Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances.

(nn)   Each Mortgage is a valid and enforceable first or, if so indicated on the Subsequent Mortgage Loan Schedule, second lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Subsequent Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Subsequent Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(oo)   Each Prepayment Charge (to the extent such prepayment charge period has not expired pursuant to the terms of the related Mortgage Note) is enforceable and was originated in compliance with all applicable federal, state and local laws.

(pp)   With respect to any Subsequent Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity, to the extent such prepayment premium period has not expired pursuant to the terms of the related Mortgage Note, the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

(qq)   Each Subsequent Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1), (2), (4), (5) and (6), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or

Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Subsequent Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6).

(rr)   No Subsequent Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which as of the Subsequent Transfer Date is Version 5.6c Revised as of July 11, 2005, Appendix E attached hereto as Exhibit 7).

(ss)   No Subsequent Mortgage Loan has a current loan-to-value ratio in excess of 100%.

(tt)   There is no action, suit or proceeding pending, or to Seller's knowledge, threatened or likely to be asserted with respect to the Subsequent Mortgage Loans before or by any court, administrative agency, arbitrator or governmental body, and the Subsequent Mortgage Loans are not subject to any court order or decree or settlement agreement. All borrowers whose related Subsequent Mortgage Loans were subject to the Class Actions have been properly notified of the Class Actions. The Class Actions have been settled and discharged and the terms of the settlement agreement with respect to the Class Actions did not result in a modification of the related Mortgage Notes or Mortgages and do not restrict the Servicer of the Subsequent Mortgage Loans from servicing the Subsequent Mortgage Loans in accordance with the Pooling and Servicing Agreement, Accepted Servicing Practices or the customary servicing practices of the Seller in any respect. For purposes of representation (ss) in this Section 7: "Class Actions" means (a) USA v. Fairbanks Capital Corp. (Civil Action No. 03-12219-DPW) or (b) Alanna L. Curry, individually and on behalf of others v. Fairbanks Capital Corp. (Civil Action No. 03- 10895-DPW).

It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Subsequent Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Seller or the Guarantor, as applicable, as to any Replacement Subsequent Mortgage Loan as of the date of substitution.

Upon discovery or receipt of notice by the Seller, the Guarantor, the Purchaser or the Trustee of a breach of any representation or warranty of the Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Subsequent Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. It is understood and agreed that a breach of any one of the representations contained in clauses (ee) and (ff) above will be deemed to materially adversely affect the interests of the Certificateholders. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Seller or the Guarantor, or the date the Seller or the Guarantor is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller or the Guarantor will (i) cure such breach in all material respects, (ii) purchase or cause to be purchased the affected Subsequent Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Subsequent Transfer Date, substitute a qualifying Replacement Subsequent Mortgage Loan in exchange for such Subsequent Mortgage Loan; provided that, (A) in the case of a breach of the representation and warranty concerning the Subsequent Mortgage Loan Schedule contained in clause (a) of this Section 7, if such breach is material and relates to any field on the Subsequent Mortgage Loan Schedule which identifies any Prepayment Charge or (B) in the case of a breach of the representation contained in clause (nn) of this Section 7, then, in each case, in lieu of purchasing such Subsequent Mortgage Loan from the Trust Fund at the Purchase Price, the Seller, or the Guarantor, as applicable, shall pay the amount of the Prepayment Charge (net of any amount previously collected by or paid to the Trust Fund in respect of such Prepayment Charge) from its own funds and without reimbursement therefor, and neither the Seller nor the Guarantor shall have an obligation to repurchase or substitute for such Subsequent Mortgage Loan. The obligations of the Seller or the Guarantor to cure, purchase or substitute a qualifying Replacement Mortgage Loan shall constitute the Purchaser’s, the Trustee’s and the Certificateholder’s sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Subsequent Mortgage Loans, except for the obligation of the Seller and the Guarantor to indemnify the Purchaser for such breach as set forth in and limited by Section 14 hereof.

Any cause of action against the Seller or the Guarantor or relating to or arising out of a breach by the Seller of any representations and warranties made in this Section 7 shall accrue as to any Subsequent Mortgage Loan upon (i) discovery of such breach by the Seller or the Guarantor, or notice thereof by the party discovering such breach and (ii) failure by the Seller or the Guarantor to cure such breach, purchase such Subsequent Mortgage Loan or substitute a qualifying Replacement Subsequent Mortgage Loan pursuant to the terms hereof.

SECTION 8. Representations and Warranties Concerning the Seller. As of the date hereof and as of the Subsequent Transfer Date, the Seller represents and warrants to the Purchaser and Guarantor as to itself in the capacity indicated as follows:

(a)   the Seller (i) is a statutory trust organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller’s business as presently conducted or on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)   the Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)   the execution and delivery by the Seller of this Agreement has been duly authorized by all necessary action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the charter or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby or thereby;

(d)   the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(e)   this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller could reasonably be expected to be determined adversely to the Seller and if determined adversely to the Seller materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 9. Representations and Warranties Concerning the Guarantor. As of the date hereof and as of the Subsequent Transfer Date, the Guarantor represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

(a)   the Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Guarantor’s business as presently conducted or on the Guarantor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)   the Guarantor has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)   the execution and delivery by the Guarantor of this Agreement has been duly authorized by all necessary action on the part of the Guarantor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Guarantor or its properties or the charter or by-laws of the Guarantor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Guarantor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby or thereby;

(d)   the execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(e)   this Agreement has been duly executed and delivered by the Guarantor and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Guarantor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)   there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against the Guarantor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Guarantor could reasonably be expected to be determined adversely to the Guarantor and if determined adversely to the Guarantor materially and adversely affect the Guarantor’s ability to perform its obligations under this Agreement; and the Guarantor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 10. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Subsequent Transfer Date, the Purchaser represents and warrants to the Seller and Guarantor as follows:

(a)   the Purchaser (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser’s business as presently conducted or on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)   the Purchaser has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)   the execution and delivery by the Purchaser of this Agreement has been duly authorized by all necessary action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of formation or limited liability company agreement of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(d)   the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby or thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(e)   this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f)   there are no actions, suits or proceedings pending or, to the knowledge of the

Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser could reasonably be expected to be determined adversely to the Purchaser and if determined adversely to the Purchaser materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 11. Conditions to Closing.

(a)   The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions:

   (1)   Each of the obligations of the Seller required to be performed at or prior to the Subsequent Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

   (2)   The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

   (i)   If required pursuant to Section 3 hereof, the Amendment dated as of the Subsequent Transfer Date and any documents referred to therein;

   (ii)   If required pursuant to Section 3 hereof, the Subsequent Mortgage Loan Schedule containing the information set forth on Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

   (iii)   The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

   (iv)   An Initial Certification of the Custodian substantially in the form of Exhibit One to the Custodial Agreement; and

   (v)   Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

   (3)   Each of the conditions set forth in Section 2.07 of the Pooling and Servicing Agreement shall have been satisfied on or prior to the related Subsequent Transfer Date:

   (4)   The Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

(b)   The obligations of the Seller and Guarantor under this Agreement shall be subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions:

   (1)   The obligations of the Purchaser required to be performed by it on or prior to the Subsequent Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Subsequent Transfer Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement or the Pooling and Servicing Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

   (1)   The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

   (i)   If required pursuant to Section 3 hereof, the Amendment dated as of the Subsequent Transfer Date and any documents referred to therein;

   (ii)   The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Seller and the Trustee, and all documents required thereby duly executed by all signatories;

   (iii)   An Initial Certification of the Custodian substantially in the form of [Exhibit One] to the Custodial Agreement; and

   (iv)   Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

SECTION 12. Fees and Expenses. Subject to Section 17 hereof, the Seller shall pay on the Subsequent Transfer Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Seller’s attorneys and the reasonable fees and expenses of the Purchaser’s attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Subsequent Mortgage Loans to be performed by the Trustee or the Custodian on its behalf, (iv) the fees and expenses of each Rating Agency (both initial and ongoing), (v) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be and (vi) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Subsequent Mortgage Loans. The Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically. Notwithstanding the forgoing, the Seller shall only pay fees and expenses related to its Subsequent Mortgage Loans. In no event shall the Seller be responsible for any fees and expenses relating the sale and transfer of any other mortgage loans by any other Seller. To the extent the above fees and expenses are calculated in the aggregate with any other mortgage loans from any other Seller, the Seller shall only be responsible for its proportional share equal to a percentage of the principal balance Subsequent Mortgage Loans sold and transferred hereunder with respect to the aggregate principal balance of the mortgage loans sold to the Trust Fund.

SECTION 13.	Accountants’ Letters.

Deloitte & Touche LLP will review the characteristics of a sample of the Subsequent Mortgage Loans described in the Final Subsequent Mortgage Loan Schedule and will compare those characteristics to the description of the Subsequent Mortgage Loans contained in the Prospectus Supplement under the heading "The Mortgage Pool—Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account". The Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement.

SECTION 14.	Indemnification.

(a)   The Seller or the Guarantor, as applicable, shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 16 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty assigned or made by the Seller or the Guarantor in Section 7, Section 8 or Section 9 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Seller or the Guarantor to perform its obligations under this Agreement; and the Seller or the Guarantor, as applicable, shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

The foregoing indemnity agreement is in addition to any liability which the Seller and the Guarantor otherwise may have to the Purchaser or any other such indemnified party.

(b)   The Purchaser shall indemnify and hold harmless the Seller, the Guarantor and their respective directors, officers and controlling persons (as defined in Section 16 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty made by the Purchaser in Section 10 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Purchaser to perform its obligations under this

Agreement; and the Purchaser shall reimburse the Seller, the Guarantor and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Seller, the Guarantor, or any other such indemnified party.

Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve such indemnified party from any liability which it may have under this Section 14 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

If the indemnification provided for in paragraphs (a) and (b) of this Section 14 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 14, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the purchase and sale of the Subsequent Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 15.	Obligations of Guarantor.

(a) The Guarantor hereby unconditionally and irrevocably guarantees:

   (1)   the due and punctual performance of the Seller of all of its obligations under this Agreement, including but not limited to, the Mortgage Loans Seller's obligations pursuant to Sections 5(d), 5(e), 6(a) and 7 hereunder;

   (2)   the due and punctual payment of any and all amounts (including, in case of default or delay in payment, interest on any amount due at the prime rate (as publicly announced by Citibank, N.A., at its principal office in New York, New York as of such date) plus 2%) payable by the Seller pursuant to Section 14 hereof when and as any such amount shall become due and payable pursuant to the terms of this Agreement.

(b)   This Section 15 shall remain in effect and payments or performance hereunder shall be made hereunder regardless of a bankruptcy, insolvency or reorganization of the Seller, or other proceeding against the Seller pursuant to any law relating to creditors' rights, and regardless of any adverse effect which such proceeding might have upon the obligations of the Seller.

(c)   The Guarantor hereby agrees that its obligations hereunder are absolute and unconditional, irrespective of the validity or enforceability of, or any change in or amendment to, any Subsequent Mortgage Loan, the Pooling and Servicing Agreement or this Agreement, the institution or absence of any action to enforce the same, the waiver of any provisions thereof or hereof, the obtaining of any judgment against the Seller or any action to enforce same, the inability to recover against the Seller because of any statute of limitations, laches or otherwise or any circumstance which might otherwise constitute a legal or equitable discharge or defense to a guarantor.

(d)   The Guarantor covenants that this Section 15 will not be discharged until the later of the termination of the Pooling and Servicing Agreement or the termination of this Agreement, and in each case, all of the Seller's obligations thereunder, provided that the Guarantor's obligations under Section 15(a)(2) shall survive any such termination. This Section 15 shall continue to be effective if the Seller merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

(e)   The Guarantor waives, to the extent it may do so under applicable law, all presentments, demands for performance, diligence, notices of non-performance or default, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Agreement, and notices of the existence, creation, or incurring of new or additional indebtedness, any marshalling of assets of the Seller, the Guarantor or any other person or entity providing security for any of the Subsequent Mortgage Loans, and all other notices or formalities to which the Guarantor may be entitled, any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

SECTION 16.	Notices. All demands, notices and communications hereunder

shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to Ellington Acquisition Trust 2005-1, C/O Well Fargo Delaware Trust Company, Attention: Edward Truitt, (Telecopy: (302) 575-2003), notices to the Guarantor shall be directed to Ellington Credit Fund, Ltd., 53 Forest Avenue, Old Greenwich, CT 06870 (Telecopy: (203) 698-2422) and notices to the Purchaser shall be directed to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, (Telecopy: (212-272-7206)), Attention: General Counsel; or to any other address as may hereafter be furnished by one party to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

SECTION 17. Transfer of Subsequent Mortgage Loans. The Purchaser retains the right to assign the Subsequent Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 12, 14 and 18 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Seller shall be the cure, purchase or substitution obligations of the Seller, or the Guarantor, as applicable, contained in Sections 5 and 7 hereof.

SECTION 18. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Subsequent Transfer Date, (b) by the Purchaser, if the conditions to the Purchaser’s obligation to close set forth under Section 11(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Seller, if the conditions to the Seller’s obligation to close set forth under Section 11(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

SECTION 19. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller and the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Subsequent Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Subsequent Mortgage Loans to the Purchaser, each of the Seller’s representations and warranties contained herein with respect to the Subsequent Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Subsequent Mortgage Loan Schedule and any Replacement Mortgage Loan and not to those Subsequent Mortgage Loans deleted from the Preliminary Subsequent Mortgage Loan Schedule pursuant to Section 3 hereof prior to the closing of the transactions contemplated hereby.

SECTION 20.	Severability. If any provision of this Agreement shall be

prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

SECTION 21. Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 22. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 23. GOVERNING LAW. THIS AGREEMENT shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law.

SECTION 24. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 25.	Successors and Assigns.

(a)   This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Guarantor and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 14 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws), to the extent of its rights as a third party beneficiary hereunder. The Seller and the Guarantor acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Seller’s representations and warranties respecting the Subsequent Mortgage Loans) to the Trustee. Any person into which the Seller or Guarantor may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller or the Guarantor), any person resulting from a change in form of the Seller or the Guarantor, or any person succeeding to the business of the Seller or the Guarantor, shall be considered the “successor” of the Seller or the Guarantor, as applicable, hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

SECTION 26. The Seller. The Seller will keep in full force and effect its existence, all rights and franchises as a corporation under the laws of the State of its formation and will obtain and preserve its qualification to do business as a statutory trust in each jurisdiction in which such qualification is necessary to perform its obligations under this Agreement.

SECTION 27. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

SECTION 28. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

OCWEN MORTGAGE ASSET TRUST I

By: Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

OCWEN FINANCIAL CORPORATION

By:

Name:

Title:

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:

Name:

Title:

EXHIBIT 1

CONTENTS OF MORTGAGE FILE

With respect to each Subsequent Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of this Agreement.

The original Mortgage Note, including any riders thereto, endorsed without recourse in blank and showing to the extent available to the Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee;

the original Mortgage and, if the related Subsequent Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Subsequent Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

unless the Subsequent Mortgage Loan is a MOM Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage with respect to each Subsequent Mortgage Loan in blank, which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form);

an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon;

the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property; and

originals or copies of all available assumption, modification or substitution agreements, if any;

(i)           provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Purchaser may deliver a true copy thereof with a certification by the Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” and (y) in lieu of the Mortgage Notes relating to the Subsequent Mortgage Loans identified in the list set forth in Exhibit J to the Pooling and Servicing Agreement, the Purchaser may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, however, that in the case of Subsequent Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Subsequent Transfer Date, the Purchaser, in lieu of delivering the above documents, may deliver to the Trustee and its Custodian a certification of a Servicing Officer to such effect and in such case shall deposit all amounts paid in respect of such Subsequent Mortgage Loans, in the Protected Account or in the Distribution Account on the Subsequent Transfer Date. In the case of the documents referred to in clause (x) above, the Purchaser shall deliver such documents to the Trustee or its Custodian promptly after they are received. The Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Subsequent Transfer Date; provided that the Seller need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel addressed to the Trustee delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Subsequent Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Seller and its successors and assigns. In the event that the Seller, the Purchaser, the Master Servicer or the Servicer gives written notice to the Trustee that a court has recharacterized the sale of the Subsequent Mortgage Loans as a financing, the Seller shall submit or cause to be submitted for recording as specified above or, should the Seller fail to perform such obligations, the Servicer shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust. In the event a Mortgage File is released to the Seller or the Servicer as a result of such Person having completed a Request for Release, the Custodian shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.

EXHIBIT 2

Mortgage Loan Schedule

EXHIBIT 3

MORTGAGE LOAN SCHEDULE INFORMATION

The Preliminary and Final Subsequent Mortgage Loan Schedules shall set forth the following information with respect to each Subsequent Mortgage Loan:

(ii)	the loan number;

the Mortgage Rate in effect as of the Cut-off Date;

the Servicing Fee Rate;

the Master Servicing Fee;

the Risk Manager Fee;

the LPMI Fee, if applicable;

the Net Mortgage Rate in effect as of the Subsequent Cut-off Date;

the maturity date;

the original principal balance;

the Subsequent Cut-off Date Principal Balance;

the original term;

the remaining term;

the property type;

the MIN with respect to each MOM Loan;

with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

with respect to each Adjustable Rate Mortgage Loan, the Index Type;

with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

with respect to each Adjustable Rate Mortgage Loan, the Interest Rate and adjustment frequency;

with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

the amount of any Seller Arrearages, if any;

a code indicating whether such Mortgage Loan is an Actuarial Loan or Simple Interest Loan;

a code indicating whether such Mortgage Loan is a first lien or a second lien Mortgage Loan;

loan type (fixed, Balloon, ARM);

the paid to date;

a bankruptcy flag;

the Mortgage Loan purpose;

occupancy status;

FICO score;

first payment date;

the appraisal value at origination;

the state, zip code and city,

a Delinquency counter;

the original Mortgage Rate;

the current Scheduled Payment;

the corporate advance; and

and any delinquent tax Advance.

EXHIBIT 4

INTENTIONALLY OMITTED

EXHIBIT 5

INTENTIONALLY OMITTED

EXHIBIT 6

SCHEDULE OF LOST NOTES

Available Upon Request

SCHEDULE A

REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

Public Certificates

Ratings
Class	Standard & Poor's	Fitch
A-1	AAA	AAA
A-2	AAA	AAA
A-3	AAA	AAA
M-1	AA+	AA+
M-2	AA	AA
M-3	AA-	AA-
M-4	A+	A+
M-5	A	A
M-6	A-	A-
M-7	BBB+	BBB+
M-8	BBB	BBB
M-9	BBB-	BBB-

None of the above ratings has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

Private Certificates

Class	S&P	Fitch
B-IO	Not Rated	Not Rated
R-1	Not Rated	Not Rated
R-2	Not Rated	Not Rated
R-3	Not Rated	Not Rated

EXHIBIT 7

REVISED July 11, 2005

APPENDIX E – Standard & Poor’s Anti-Predatory Lending Categorization

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor’s High Cost Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado

Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.
Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002

Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan

District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan
Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	High Cost Home Loan
Georgia as amended (Mar. 7, 2003 – current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id. § 16a-3-207) and;
High APR Consumer Loan (id. § 16a-3-308a)

Kentucky	2003 KY H.B. 287 – High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage
Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq. Effective March 22, 2001 and amended from time to time	High Cost Home Loan
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan

Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	High Cost Home Loan
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

Standard & Poor’s Covered Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 – July 5, 2004	Covered Home Loan

Standard & Poor’s Home Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

EXHIBIT R

FORM OF SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated October 24, 2005 (this “Instrument”), between Bear Stearns Asset-Backed Securities I LLC, as seller (the “Seller”), and Citibank, N.A., as trustee of the Bear Stearns Asset Backed Securities I Trust 2005-CL1, Asset-Backed Securities, Series 2005-CL1, as purchaser (the “Trustee”), and pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Ocwen Mortgage Asset Trust 2005-1, Ellington Acquisition Trust 2005-1 ("Ellington 2005-1") and Ellington Acquisition Trust 2005-2 ("Ellington 2005-2"), each as sellers, Ocwen Loan Servicing, LLC, as servicer, LaSalle Bank National Association, as master servicer and securities administrator,, Wells Fargo Bank, National Association, as custodian, Risk Management Group, LLC, as risk manager, and the Trustee, as trustee, the Seller and the Trustee agree to the sale by the Seller and the purchase by the Trustee in trust, on behalf of the Trust, of the Subsequent Mortgage Loans listed on the Schedule of Mortgage Loans attached to this Instrument as Exhibit 1 hereto (the “Subsequent Mortgage Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1.	Conveyance of Subsequent Mortgage Loans.

(a)         The Seller does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due or accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.07 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item with respect to the Subsequent Mortgage Loans set forth in Section 2.01 of the Pooling and Servicing Agreement and the other items in the related Mortgage Files. The transfer to the Trustee by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Mortgage Loan Seller, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Trust Fund.

(b)         The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated as of October 24, 2005, between [Ocwen Mortgage Asset Trust 2005-1], as seller, and the Seller, as purchaser (the “Purchase Agreement”).

Section 2.	Representations and Warranties; Conditions Precedent.

(a)         The Seller hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

(b)         All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3.	Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders’ expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

Section 4.	Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

Section 5.	Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6.	Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

BEAR STEARNS ASSET-BACKED SECURITIES I LLC, as Seller

By:

Name:
Title:

CITIBANK, N.A., as Trustee

By:

Name:
Title: